SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-05071 / 33-13247

SATURNA INVESTMENT TRUST
(Exact Name of Registrant as Specified in Charter)

1300 N. State Street
Bellingham, Washington 98225-4730
(Address of Principal Executive Offices, including ZIP Code)

Nicole Trudeau, Esq.
1300 N. State Street
Bellingham, Washington 98225-4730
(Name and Address of Agent for Service)

Registrant's Telephone Number – (360) 734-9900

Date of fiscal year end: November 30, 2021
Date of reporting period: May 31, 2021

Item 1. Report To Shareowners

Short-Term Bond | STBFX
Bond Income | SBIFX
Core | SCORX
Global High Income | SGHIX
Growth | SSGFX Investor Shares
SGZFX Z Shares
International | SSIFX Investor Shares
SIFZX Z Shares

SEXTANT
MUTUAL FUNDS

Semi-Annual Report

May 31, 2021

Performance Summary (as of June 30, 2021)

						Expense Ratio[1]

Average Annual Total Returns	1 Year	3 Year	5 Year	10 Year	15 Year	Gross	Net

Sextant Short-Term Bond Fund (STBFX)	0.15%	2.79%	1.69%	1.37%	2.38%	0.90%	0.60%

FTSE USBIG Govt/Corp 1-3 Year Index	0.48%	2.94%	1.87%	1.46%	2.47%		n/a

Sextant Bond Income Fund (SBIFX)	-0.80%	5.76%	3.25%	3.83%	4.43%	0.63%	0.48%

FTSE US Broad Investment-Grade Bond Index	-0.21%	5.46%	3.10%	3.43%	4.51%		n/a

Sextant Core Fund (SCORX)	18.70%	10.88%	8.99%	6.34%	n/a		0.88%

Dow Jones Moderate US Portfolio Index	24.96%	10.42%	9.89%	7.88%	7.03%		n/a

Sextant Global High Income Fund (SGHIX)	16.07%	4.85%	7.42%	n/a	n/a	0.70%	0.55%

S&P Global 1200 Index	39.13%	15.33%	15.39%	11.10%	8.41%		n/a

Sextant Growth Fund Investor Shares (SSGFX)	35.17%	22.58%	20.42%	14.00%	10.34%		1.05%

Sextant Growth Fund Z Shares (SGZFX)	35.43%	22.90%	n/a	n/a	n/a		0.82%

S&P 500 Index	40.79%	18.64%	17.64%	14.83%	10.72%		n/a

Sextant International Fund Investor Shares (SSIFX)	31.12%	14.90%	14.35%	6.68%	6.75%		0.83%

Sextant International Fund Z Shares (SIFZX)	31.41%	15.16%	n/a	n/a	n/a		0.63%

MSCI EAFE Index	32.92%	8.75%	10.79%	6.38%	4.88%		n/a

Performance data quoted above represents past performance, is before any taxes payable by shareowners, and is no guarantee of future results. Current performance may be higher or lower than that stated herein. Performance current to the most recent month-end is available by calling toll-free 1-800-728-8762 or visiting www.sextantfunds.com. Average annual total returns are historical and include change in share value as well as reinvestment of dividends and capital gains, if any. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Funds that invest in foreign securities may involve greater risk, including political and economic uncertainties of foreign countries as well as the risk of currency fluctuations.

Z Shares of Sextant Growth and International Funds began operations June 2, 2017.

A note about risk: Please see Notes to Financial Statements beginning on page 47 for a discussion of investment risks. For a more detailed discussion of the risks associated with each Fund, please see the Funds’ prospectus or each Fund’s summary prospectus.

A Fund’s 30-Day Yield, sometimes referred to as “standardized yield” or “SEC yield,” is expressed as an annual percentage rate using a method of calculation adopted by the Securities and Exchange Commission (SEC). The 30-Day Yield provides an estimate of a Fund’s investment income rate, but may not equal the actual income distribution rate.

[1]

By regulation, expense ratios shown in this table are as stated in the Funds’ most recent prospectus, which is dated March 30, 2021, and incorporate results for the fiscal year ended November 30, 2020. Ratios presented in this table differ from the expense ratios shown elsewhere in this report as they represent different periods. Also by regulation, the performance in this table represents the most recent quarter-end performance rather than performance through the Funds’ most recent fiscal period.

The S&P 500 Index is an index comprised of 500 widely held common stocks considered to be representative of the US stock market in general. The MSCI EAFE Index is an international index focused on Europe, Australasia, and the Far East. The S&P Global 1200 Index is a global stock market index covering nearly 70% of the world’s equity markets. The Dow Jones Moderate Portfolio Index is a broad-based index of stock and bond prices. The FTSE USBIG Govt/Corp Index 1-3 Year is a broad-based index of shorter-term investment-grade US government and corporate bond prices. The FTSE US Broad Investment-Grade Bond Index is a broad-based index of medium and long-term investment grade bond prices. Investors cannot invest directly in the indices.

Please consider an investment’s objectives, risks, charges, and expenses carefully before investing. To obtain this and other important information about the Sextant Funds in a prospectus or summary prospectus, ask your financial adviser, visit www.sextantfunds.com, or call toll-free 1-800-728-8762. Please read the prospectus or summary prospectus carefully before investing.

2	May 31, 2021	Semi-Annual Report

Fellow Shareowners:	July 19, 2021

Equity securities markets appreciated well during the six-months ended May 31, 2021. The S&P 500 Index, which experienced dramatic COVID-19 pandemic-induced volatility in 2020, finished out the Funds’ fiscal period with a six-month return of 16.95% as of May 31, 2021. The Dow Jones Moderate Portfolio Index rose 9.93% during the same period. Foreign markets posted similar positive returns during the period, with the MSCI EAFE Index rising 15.90% and the S&P Global 1200 Index rising 16.97%. Fixed-income markets faced challenges, with some indices falling into negative territory; the FTSE USBIG Bond Index lost -2.26% and the shorter-term FTSE USBIG Government/Corporate 1-3 Year Index climbed a modest 0.24%.

The Sextant Funds trailed modestly compared to these indices. For the fiscal period ended May 31, 2021, Sextant Growth Fund Investor Shares gained 10.20%, Sextant International Fund Investor Shares rose 11.46%, Sextant Core Fund gained 8.55%, Sextant Global High Income Fund gained 11.09%, Sextant Bond Income Fund fell -4.57%, and Sextant Short-Term Bond Fund fell -0.15%.

The Sextant Funds provide essential building blocks for diversified portfolios.

The Sextant Funds offer investors a broad mix of investment vehicles: growth equities, international exposure, and a blended portfolio, plus global high income, short-term and long-term fixed-income options. This array of portfolios serves our investors in both bull and bear markets by providing basic elements to build a low-expense, balanced investment program emphasizing a value approach to investing.

The annualized expense ratios of the six no-12b-1 fee Sextant Fund share classes range from 0.48% to 1.05%. Saturna Capital helped by capping expenses for the Sextant Short-Term, Sextant Bond Income, and Sextant Global High Income Funds. Overall assets of the Funds were $193.0 million as of May 31, 2021.

While much of the world continues to struggle with the more contagious Delta variant of the coronavirus, higher vaccination rates in the US appear to have blunted the threat, at least in those regions with greater vaccination acceptance. This will likely lead to increased economic activity, higher inflation, and stronger corporate earnings. Despite the rising rate environment at the time of writing, we note that market weakness during a time of economic ebullience would be unusual.

Semi-Annual Report	May 31, 2021	3

Political uncertainties remain, with the US administration’s proposed infrastructure bills and changes to the tax code. It now appears that a slimmed-down bipartisan infrastructure bill may pass in some form. As for taxes, little has moved forward on the domestic front, but the administration has won international backing for a global minimum tax of 15% with 130 countries, including every member of the Group of 20, agreeing to the plan. The OECD estimates that governments lose $100-240 billion every year to tax avoidance, so the revenue will not make a huge difference to national budgets, but it could certainly affect individual corporate earnings for multi-nationals that have employed foreign domicile, royalty schemes, and other dodges. Of course, congressional approval is dubious.

Broad recovery and a return to more normal conditions seem on track, at least in places with broad vaccine acceptance. We undoubtedly face more economic turmoil, but we retain faith in the power of human resilience and creativity. We will continue to hold the wheel, actively charting a course through turbulent waters. We thank you for your continued investment with us.

Respectfully,

(photo omitted)

Jane Carten,

President

(photo omitted)

Gary Goldfogel,

Independent Board Chairman

Sextant Funds Portfolio Management

(photo omitted)	Scott Klimo CFA® Sextant Growth Fund Portfolio Manager	(photo omitted)	Elizabeth Alm CFA® Sextant Bond Income Fund Portfolio Manager Sextant Short-Term Bond Fund Deputy Portfolio Manager

(photo omitted)	Christopher Paul MBA, CFA® Sextant Core Fund Sextant International Fund Portfolio Manager Sextant Growth Fund Deputy Portfolio Manager	(photo omitted)	Levi Stewart Zurbrugg MBA, CPA® Sextant Short-Term Bond Fund Portfolio Manager

(photo omitted)	Bryce Fegley MS, CFA®, CIPM® Sextant Global High Income Fund Sextant Core Fund Portfolio Manager Sextant Bond Income Fund Deputy Portfolio Manager	(photo omitted)	Chris Lang CFA® Sextant International Fund Deputy Portfolio Manager

(photo omitted)	Patrick Drum MBA, CFA®, CFP® Sextant Global High Income Fund Deputy Portfolio Manager

4	May 31, 2021	Semi-Annual Report

Performance Summary (as of May 31, 2021)

						Expense Ratio[1]

Average Annual Total Returns	1 Year	3 Year	5 Year	10 Year	15 Year	Gross	Net

Sextant Short-Term Bond Fund (STBFX)	0.62%	2.82%	1.82%	1.40%	2.39%	0.90%	0.60%

FTSE USBIG Govt/Corp 1-3 Year Index	0.84%	3.00%	2.01%	1.48%	2.49%		n/a

Sextant Bond Income Fund (SBIFX)	-1.73%	4.91%	3.46%	3.56%	4.29%	0.63%	0.48%

FTSE US Broad Investment-Grade Bond Index	-0.38%	5.13%	3.30%	3.32%	4.47%		n/a

Sextant Core Fund (SCORX)	20.06%	10.80%	9.13%	6.27%	n/a		0.88%

Dow Jones Moderate US Portfolio Index	26.53%	10.11%	9.95%	7.70%	6.98%		n/a

Sextant Global High Income Fund (SGHIX)	17.70%	4.92%	8.12%	n/a	n/a	0.70%	0.55%

S&P Global 1200 Index	41.58%	14.90%	14.99%	10.81%	8.35%		n/a

Sextant Growth Fund Investor Shares (SSGFX)	35.83%	21.46%	19.10%	13.32%	9.99%		1.05%

Sextant Growth Fund Z Shares (SGZFX)	36.13%	21.77%	n/a	n/a	n/a		0.82%

S&P 500 Index	40.32%	18.04%	17.18%	14.38%	10.57%		n/a

Sextant International Fund Investor Shares (SSIFX)	31.19%	13.41%	13.69%	6.35%	6.51%	0.83%	0.82%

Sextant International Fund Z Shares (SIFZX)	31.42%	13.67%	n/a	n/a	n/a		0.63%

MSCI EAFE Index	39.46%	8.86%	10.37%	6.40%	4.99%		n/a

Performance data quoted above represents past performance, is before any taxes payable by shareowners, and is no guarantee of future results. Current performance may be higher or lower than that stated herein. Performance current to the most recent month-end is available by calling toll-free 1-800-728-8762 or visiting www.sextantfunds.com. Average annual total returns are historical and include change in share value as well as reinvestment of dividends and capital gains, if any. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Funds that invest in foreign securities may involve greater risk, including political and economic uncertainties of foreign countries, as well as the risk of currency fluctuations.

[1]

By regulation, expense ratios shown in this table are as stated in the Funds’ most recent prospectus, which is dated March 30, 2021, and incorporate results for the fiscal year ended November 30, 2020. Ratios presented in this table differ from the expense ratios shown elsewhere in this report as they represent different periods.

Semi-Annual Report	May 31, 2021	5

Sextant Short-Term Bond Fund

Performance Summary

Average Annual Total Returns as of May 31, 2021

	1 Year	5 Year	10 Year	Expense Ratio[1]

Sextant Short-Term Bond Fund	0.62%	1.82%	1.40%	0.90%

FTSE USBIG Govt/Corp 1-3 Year Index	0.84%	2.01%	1.48%	n/a

Growth of $10,000

Comparison of any mutual fund to a market index must be made bearing in mind that the index is expense-free. Conversely, the fund will (1) be actively managed; (2) have an objective other than mirroring the index, such as limiting risk; (3) bear transaction and other costs; (4) stand ready to buy and sell its securities to shareowners on a daily basis; and (5) provide a wide range of services. The graph compares $10,000 invested in the Fund on May 31, 2011, to an identical amount invested in the FTSE USBIG Govt/Corp 1-3 Year Index, a broad-based index of shorter-term investment grade US government and corporate bond prices. The graph shows that an investment in the Fund would have risen to $11,490 versus $11,584 in the Index.

Past performance does not guarantee future results. The “Growth of $10,000” graph and “Average Annual Returns” performance table assume the reinvestment of dividends and capital gains. They do not reflect the deduction of taxes that a shareowner might pay on fund distributions or the redemption of fund shares.

[1]

By regulation, the expense ratio shown in this table is as stated in the Fund’s most recent prospectus which is dated March 30, 2021, and incorporates results for the fiscal year ended November 30, 2020, before fee waivers. The actual expense ratio, shown in the most recent prospectus after fee waivers, was 0.60%. The ratio presented in this table differs from expense ratios shown elsewhere in this report as they represent different periods.

Fund Objective

The objectives of the Short-Term Bond Fund are capital preservation and current income.

Top 10 Holdings

% of Total Net Assets

United States Treasury Note (2.50% due 08/15/2023)	5.9%

United States Treasury Note (2.625% due 12/31/2025)	5.7%

United States Treasury Note (2.875% due 04/30/2025)	4.8%

McCormick & Co. (2.70% due 08/15/2022)	4.1%

Exelon Generation (3.25% due 06/01/2025)	3.5%

Gilead Sciences (2.50% due 09/01/2023)	3.4%

Qualcomm (2.60% due 01/30/2023)	3.4%

Burlington Northern Santa Fe (3.05% due 09/01/2022)	3.3%

Costco Wholesale (2.75% due 05/18/2024)	3.3%

Microsoft (2.375% due 05/01/2023)	3.3%

Portfolio Diversification

% of Total Net Assets

Consumer Staples	18.6%	∎
Government Bonds	18.2%	∎
Health Care	11.3%	∎
Utilities	9.3%	∎
Technology	8.8%	∎
Industrials	8.0%	∎
Financials	6.7%	∎
Materials	6.5%	∎
Consumer Discretionary	5.2%	∎
Other assets (net of liabilities)	7.4%	∎

6	May 31, 2021	Semi-Annual Report

Sextant Short-Term Bond Fund

Schedule of Investments				As of May 31, 2021

Corporate Bonds – 74.4%	Coupon / Maturity	Face Amount	Market Value	Percentage of Net Assets

Consumer Discretionary

Autozone	3.25% due 04/15/2025	$300,000	$323,596	2.6%

VF	2.40% due 04/23/2025	300,000	315,342	2.6%

			638,938	5.2%

Consumer Staples

Church & Dwight	2.875% due 10/01/2022	350,000	361,905	2.9%

Costco Wholesale	2.75% due 05/18/2024	385,000	410,572	3.3%

Dollar General	4.15% due 11/01/2025	300,000	336,784	2.8%

Estee Lauder	2.35% due 08/15/2022	350,000	359,049	2.9%

McCormick & Co.	2.70% due 08/15/2022	500,000	513,390	4.1%

Walmart	2.85% due 07/08/2024	300,000	321,772	2.6%

			2,303,472	18.6%

Financials

Paypal Holdings	2.65% due 10/01/2026	300,000	321,117	2.6%

Swiss Re America Holding	7.00% due 02/15/2026	100,000	125,077	1.0%

VISA	3.15% due 12/14/2025	350,000	383,908	3.1%

			830,102	6.7%

Health Care

Bristol-Myers Squibb	3.875% due 08/15/2025	300,000	336,541	2.7%

Celgene	2.25% due 08/15/2021	300,000	301,287	2.4%

Gilead Sciences	2.50% due 09/01/2023	400,000	417,112	3.4%

Teva Pharmaceutical	3.65% due 11/10/2021	350,000	351,750	2.8%

			1,406,690	11.3%

Industrials

Burlington Northern Santa Fe	3.05% due 09/01/2022	400,000	411,169	3.3%

Cintas Corp # 2	3.25% due 06/01/2022	400,000	408,687	3.3%

General Electric	4.65% due 10/17/2021	168,000	170,656	1.4%

			990,512	8.0%

Materials

3M	2.00% due 06/26/2022	400,000	407,771	3.3%

DuPont De Nemours	4.493% due 11/15/2025	350,000	399,346	3.2%

			807,117	6.5%

Technology

Apple	1.80% due 09/11/2024	250,000	260,802	2.1%

Microsoft	2.375% due 05/01/2023	395,000	409,214	3.3%

Qualcomm	2.60% due 01/30/2023	400,000	415,316	3.4%

			1,085,332	8.8%

Continued on next page.

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	May 31, 2021	7

Sextant Short-Term Bond Fund

Schedule of Investments				As of May 31, 2021

Corporate Bonds – 74.4%	Coupon / Maturity	Face Amount	Market Value	Percentage of Net Assets

Utilities

Edison International	3.55% due 11/15/2024	$100,000	$107,455	0.9%

Exelon Generation	3.25% due 06/01/2025	400,000	431,431	3.5%

Florida Power & Light	2.85% due 04/01/2025	320,000	344,062	2.8%

PacifiCorp	2.95% due 06/01/2023	250,000	260,957	2.1%

			1,143,905	9.3%

Total Corporate Bonds	(Cost $9,036,228)		$9,206,068	74.4%

Government Bonds – 18.2%	Coupon / Maturity	Face Amount	Market Value	Percentage of Net Assets

United States Treasury Notes

United States Treasury Note	2.50% due 08/15/2023	$700,000	$735,711	5.9%

United States Treasury Note	2.25% due 10/31/2024	200,000	212,461	1.8%

United States Treasury Note	2.875% due 04/30/2025	550,000	600,123	4.8%

United States Treasury Note	2.625% due 12/31/2025	650,000	706,418	5.7%

			$2,254,713	18.2%

Total Government Bonds	(Cost $2,227,359)		$2,254,713	18.2%

Total investments	(Cost $11,263,587)		$11,460,781	92.6%

Other assets (net of liabilities)			921,927	7.4%

Total net assets			$12,382,708	100.0%

Bond Quality Diversification

% of Total Net Assets

Rated “AAA”	21.5%	∎
Rated “AA+”	2.1%	∎
Rated “AA”	2.6%	∎
Rated “AA-”	3.1%	∎
Rated “A+”	23.8%	∎
Rated “A-”	9.3%	∎
Rated “BBB+”	14.4%	∎
Rated “BBB”	9.5%	∎
Rated “BBB-”	3.5%	∎
Rated “BB-”	2.8%	∎

Other assets (net of liabilities)	7.4%	∎

Credit ratings are the lesser of S&P Global Ratings or Moody’s Investors Service. If neither S&P nor Moody’s rate a particular security, that security is categorized as not rated (except for US Treasury securities and securities issued or backed by US agencies which inherit the credit rating for the US government). Ratings range from AAA (highest) to D (lowest). Bonds rated BBB or above are considered investment grade. Credit ratings BB and below are lower-rated securities (junk bonds). Ratings apply to the creditworthiness of the issuers of the underlying securities and not the Fund or its shares. Ratings may be subject to change.

8	May 31, 2021	Semi-Annual Report	The accompanying notes are an integral part of these financial statements.

Sextant Short-Term Bond Fund

Statement of Assets and Liabilities

As of May 31, 2021

Assets

Investments in securities, at value (Cost $11,263,587)	$11,460,781

Cash	845,320

Dividends and interest receivable	78,375

Prepaid expenses	11,296

Receivable for Fund shares sold	515

Total assets	12,396,287

Liabilities

Accrued advisory fees	5,253

Accrued retirement plan custody fee	2,529

Accrued printing fees	1,776

Accrued audit expenses	1,230

Accrued legal expenses	926

Accrued other expenses	735

Accrued trustee expenses	475

Accrued Chief Compliance Officer expenses	393

Accrued postage	230

Distributions payable	32

Total liabilities	13,579

Net Assets	$12,382,708

Analysis of net assets

Paid-in capital (unlimited shares authorized, without par value)	$12,199,581

Total distributable earnings	183,127

Net assets applicable to Fund shares outstanding	$12,382,708

Fund shares outstanding	2,414,764

Net asset value, offering, and redemption price per share	$5.13

Statement of Operations

Period ended May 31, 2021

Investment income

Interest income	$113,379

Miscellaneous income	25

Total investment income	113,404

Expenses

Investment advisory fees	26,062

Filing and registration fees	7,138

Audit fees	3,035

Retirement plan custodial fees	2,791

Printing and posting fees	1,365

Chief Compliance Officer expenses	1,117

Legal fees	999

Other expenses	629

Trustee fees	562

Custodian fees	259

Total gross expenses	43,957

Less adviser fees waived	(7,701)

Less custodian fee credits	(259)

Net expenses	35,997

Net investment income	$77,407

Net realized gain from investments	$6,233

Net decrease in unrealized appreciation on investments	$(106,578)

Net loss on investments	$(100,345)

Net decrease in net assets resulting from operations	$(22,938)

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	May 31, 2021	9

Sextant Short-Term Bond Fund

Statements of Changes in Net Assets	Period ended May 31, 2021	Year ended November 30, 2020

Increase in net assets from operations

From operations

Net investment income	$77,407	$185,663

Net realized gain (loss) on investment	6,233	(13,445)

Net increase (decrease) in unrealized appreciation	(106,578)	203,718

Net increase (decrease) in net assets	(22,938)	375,936

Distributions to shareowners	(77,405)	(185,659)

Capital share transactions

Proceeds from sales of shares	1,892,209	1,277,945

Value of shares issued in reinvestment of dividends	77,098	184,987

Cost of shares redeemed	(912,711)	(1,315,643)

Total capital share transactions	1,056,596	147,289

Total increase in net assets	956,253	337,566

Net assets

Beginning of period	11,426,455	11,088,889

End of period	$12,382,708	$11,426,455

Shares of the Fund sold and redeemed

Number of shares sold	366,554	249,434

Number of shares issued in reinvestment of dividends	15,006	35,964

Number of shares redeemed	(177,284)	(256,821)

Net increase in number of shares outstanding	204,276	28,577

Financial Highlights	For period ended		For year ended November 30,

Selected data per share of outstanding capital stock throughout each period:	May 31, 2021	2020	2019	2018		2017	2016

Net asset value at beginning of period	$5.17	$5.08	$4.94	$5.00		$5.02	$5.02

Income from investment operations

Net investment income	0.03	0.08	0.09	0.07		0.06	0.05

Net gains (losses) on securities (both realized and unrealized)	(0.04)	0.09	0.14	(0.06)		(0.02)	0.00	A

Total from investment operations	(0.01)	0.17	0.23	0.01		0.04	0.05

Less distributions

Dividends (from net investment income)	(0.03)	(0.08)	(0.09)	(0.07)		(0.06)	(0.05)

Distributions from capital gains	-	-	-	(0.00	)A	-	-

Total distributions	(0.03)	(0.08)	(0.09)	(0.07)		(0.06)	(0.05)

Net asset value at end of period	$5.13	$5.17	$5.08	$4.94		$5.00	$5.02

Total returnB	(0.15)%	3.46%	4.64%	0.26%		0.87%	1.06%

Ratios / supplemental data

Net assets ($000), end of period	$12,383	$11,426	$11,089	$10,276		$10,705	$10,326

Ratio of expenses to average net assets

Before fee waivers and custodian fee creditsC	0.71%	0.90%	0.87%	0.91%		1.01%	1.15%

After fee waiversC	0.59%	0.60%	0.61%	0.61%		0.68%	0.76%

After transfer agent fee waiver and custodian fee creditsC	0.58%	0.60%	0.60%	0.60%		0.68%	0.75%

Ratio of net investment income after fee waivers and custodian fee credits to average net assetsC	1.25%	1.64%	1.75%	1.44%		1.26%	1.05%

Portfolio turnover rateB	20%	36%	32%	36%		31%	11%

A	Amount is less than $0.01.
B	Not annualized for periods less than one year.
C	Annualized for periods less than one year.

10	May 31, 2021	Semi-Annual Report	The accompanying notes are an integral part of these financial statements.

Sextant Bond Income Fund

Performance Summary

Average Annual Total Returns as of May 31, 2021

	1 Year	5 Year	10 Year	Expense Ratio[1]

Sextant Bond Income Fund	-1.73%	3.46%	3.56%	0.63%

FTSE US Broad Investment-Grade Bond Index	-0.38%	3.30%	3.32%	n/a

Growth of $10,000

Comparison of any mutual fund to a market index must be made bearing in mind that the index is expense-free. Conversely, the fund will (1) be actively managed; (2) have an objective other than mirroring the index, such as limiting risk; (3) bear transaction and other costs; (4) stand ready to buy and sell its securities to shareowners on a daily basis; and (5) provide a wide range of services. The graph compares $10,000 invested in the Fund on May 31, 2011, to an identical amount invested in the FTSE US Broad Investment-Grade Bond Index, a broad-based index of medium and long-term investment grade bond prices. The graph shows that an investment in the Fund would have risen to $14,190 versus $13,861 in the Index.

Past performance does not guarantee future results. The “Growth of $10,000” graph and “Average Annual Returns” performance table assume the reinvestment of dividends and capital gains. They do not reflect the deduction of taxes that a shareowner might pay on fund distributions or the redemption of fund shares.

[1]

By regulation, the expense ratio shown in this table is as stated in the Fund’s most recent prospectus which is dated March 30, 2021, and incorporates results for the fiscal year ended November 30, 2020, before fee waivers. The expense ratio shown in the most recent prospectus after fee waivers was 0.65%. The ratio presented in this table differs from expense ratios shown elsewhere in this report as they represent different periods.

Fund Objective

The objective of the Bond Income Fund is current income.

Top 10 Holdings

% of Total Net Assets

United States Treasury Bond (4.25% due 05/15/2039)	8.1%

United States Treasury Bond (3.375% due 11/15/2048)	5.4%

United States Treasury Bond (5.375% due 02/15/2031)	4.3%

Apple (4.50% due 02/23/2036)	3.4%

Microsoft (4.20% due 11/03/2035)	3.4%

Intel (4.00% due 12/15/2032)	3.3%

Home Depot (5.875% due 12/16/2036)	3.3%

Burlington Northern Santa Fe (5.05% due 03/01/2041)	3.2%

Praxair (3.55% due 11/07/2042)	3.1%

Puget Sound Energy (4.434% due 11/15/2041)	2.8%

Portfolio Diversification

% of Total Net Assets

Government Bonds	25.8%	∎
Health Care	12.2%	∎
Technology	10.6%	∎
Financials	8.0%	∎
Utilities	7.6%	∎
Industrials	7.0%	∎
Consumer Discretionary	5.9%	∎
Energy	5.7%	∎
Consumer Staples	5.3%	∎
Materials	3.1%	∎
Municipal Bonds	1.3%	∎
Other assets (net of liabilities)	7.5%	∎

Semi-Annual Report	May 31, 2021	11

Sextant Bond Income Fund

Schedule of Investments				As of May 31, 2021

Corporate Bonds – 65.4%	Coupon / Maturity	Face Amount	Market Value	Percentage of Net Assets

Consumer Discretionary

Home Depot	5.875% due 12/16/2036	$300,000	$416,882	3.3%

Lowe’s	5.80% due 10/15/2036	250,000	322,582	2.6%

			739,464	5.9%

Consumer Staples

Kimberly Clark	5.30% due 03/01/2041	100,000	134,094	1.0%

Procter & Gamble	5.50% due 02/01/2034	200,000	267,547	2.1%

Unilever Capital	5.90% due 11/15/2032	200,000	271,870	2.2%

			673,511	5.3%

Energy

Baker Hughes	6.875% due 01/15/2029	100,000	128,169	1.0%

Canadian Natural Resources	6.45% due 06/30/2033	225,000	292,085	2.3%

Statoil	7.15% due 01/15/2029	224,000	296,846	2.3%

			717,100	5.6%

Financials

Affiliated Managers Group	3.50% due 08/01/2025	250,000	272,423	2.2%

Bank Of New York Mellon MTN	3.30% due 08/23/2029	250,000	272,787	2.2%

Chubb Ina Holdings	4.35% due 11/03/2045	100,000	122,030	1.0%

UBS AG Stamford CT	7.75% due 09/01/2026	200,000	257,519	2.0%

			924,759	7.4%

Health Care

Becton Dickinson	6.70% due 08/01/2028	240,000	299,906	2.4%

Johnson & Johnson	4.95% due 05/15/2033	226,000	293,768	2.3%

Johnson & Johnson	5.85% due 07/15/2038	50,000	71,239	0.5%

Medtronic	4.375% due 03/15/2035	260,000	317,814	2.5%

Merck & Co.	6.50% due 12/01/2033	215,000	310,472	2.5%

Merck & Co.	1.2165% due 06/15/2047	100,000	85,864	0.7%

Teva Pharmaceutical	3.65% due 11/10/2021	250,000	251,250	2.0%

			1,630,313	12.9%

Industrials

Burlington Northern Santa Fe	5.05% due 03/01/2041	310,000	399,223	3.2%

Deere & Co.	8.10% due 05/15/2030	95,000	139,540	1.1%

United Technologies	6.05% due 06/01/2036	250,000	342,107	2.7%

			880,870	7.0%

Continued on next page.

12	May 31, 2021	Semi-Annual Report	The accompanying notes are an integral part of these financial statements.

Sextant Bond Income Fund

Schedule of Investments				As of May 31, 2021

Corporate Bonds – 65.4%	Coupon / Maturity	Face Amount	Market Value	Percentage of Net Assets

Materials

Praxair	3.55% due 11/07/2042	$350,000	$389,299	3.1%

			389,299	3.1%

Technology

Apple	4.50% due 02/23/2036	$350,000	$434,347	3.4%

Intel	4.00% due 12/15/2032	360,000	422,742	3.3%

Microsoft	4.20% due 11/03/2035	350,000	423,470	3.4%

Microsoft	5.30% due 02/08/2041	50,000	69,228	0.5%

			1,349,787	10.6%

Utilities

Alabama Power	4.15% due 08/15/2044	200,000	233,724	1.9%

Entergy Louisiana	5.40% due 11/01/2024	200,000	231,011	1.8%

Florida Power & Light	5.95% due 10/01/2033	100,000	136,791	1.1%

Puget Sound Energy	4.434% due 11/15/2041	300,000	355,086	2.8%

			956,612	7.6%

Total Corporate Bonds	(Cost $8,391,349)		$8,261,715	65.4%

Government Bonds – 25.8%	Coupon / Maturity	Face Amount	Market Value	Percentage of Net Assets

Foreign Government Bonds

Quebec Canada Yankee	7.125% due 02/09/2024	$175,000	$205,514	1.6%

			205,514	1.6%

United States Treasury Bonds

United States Treasury Bond	5.25% due 02/15/2029	170,000	218,636	1.7%

United States Treasury Bond	6.125% due 08/15/2029	225,000	308,276	2.4%

United States Treasury Bond	6.25% due 05/15/2030	75,000	105,313	0.9%

United States Treasury Bond	5.375% due 02/15/2031	400,000	539,188	4.3%

United States Treasury Bond	4.25% due 05/15/2039	770,000	1,026,897	8.1%

United States Treasury Bond	3.125% due 11/15/2041	145,000	167,951	1.4%

United States Treasury Bond	3.375% due 11/15/2048	560,000	688,297	5.4%

			3,054,558	24.2%

Total Government Bonds	(Cost $349,204)		$3,260,072	25.8%

Continued on next page.

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	May 31, 2021	13

Sextant Bond Income Fund

Schedule of Investments				As of May 31, 2021

Municipal Bonds – 1.3%	Coupon / Maturity	Face Amount	Market Value	Percentage of Net Assets

Municipal Leases

Oklahoma City Fin Auth Ed Lease Rev	6.60% due 09/01/2022	$160,000	$170,515	1.3%

			170,515	1.3%

Total Municipal Bonds	(Cost $2,243,050)		$170,515	1.3%

Total investments	(Cost $10,983,603)		$11,692,302	92.5%

Other assets (net of liabilities)			941,948	7.5%

Total net assets			$12,634,250	100.0%

Bond Quality Diversification

% of Total Net Assets

Rated “AAA”	30.9%	∎
Rated “AA+”	3.4%	∎
Rated “AA-”	6.0%	∎
Rated “A+”	13.0%	∎
Rated “A”	17.0%	∎
Rated “A-”	8.7%	∎
Rated “BBB+”	6.8%	∎
Rated “BBB”	2.4%	∎
Rated “BBB-”	2.3%	∎
Rated “BB-”	2.0%	∎
Other assets (net of liabilities)	7.5%	∎

Credit ratings are the lesser of S&P Global Ratings or Moody’s Investors Service. If neither S&P nor Moody’s rate a particular security, that security is categorized as not rated (except for US Treasury securities and securities issued or backed by US agencies which inherit the credit rating for the US government). Ratings range from AAA (highest) to D (lowest). Bonds rated BBB or above are considered investment grade. Credit ratings BB and below are lower-rated securities (junk bonds). Ratings apply to the creditworthiness of the issuers of the underlying securities and not the Fund or its shares. Ratings may be subject to change.

14	May 31, 2021	Semi-Annual Report	The accompanying notes are an integral part of these financial statements.

Sextant Short-Term Bond Fund

Statement of Assets and Liabilities

As of May 31, 2021

Assets

Investments in securities, at value (Cost $10,983,603)	$11,692,302

Cash	831,790

Interest receivable	109,914

Prepaid expenses	13,701

Receivable for Fund shares sold	732

Other assets	400

Total assets	12,648,839

Liabilities

Accrued advisory fees	5,397

Accrued retirement plan custody fee	2,183

Accrued printing fees	1,294

Accrued miscellaneous operating expenses	1,251

Distributions payable	1,181

Accrued legal expenses	1,026

Accrued postage	969

Accrued Chief Compliance Officer expenses	962

Accrued trustee expenses	279

Payable for Fund shares redeemed	36

Accrued audit expenses	11

Total liabilities	14,589

Net assets	$12,634,250

Analysis of net assets

Paid-in capital (unlimited shares authorized, without par value)	$11,939,830

Total distributable earnings	694,420

Net assets applicable to Fund shares outstanding	$12,634,250

Fund shares outstanding	2,372,601

Net asset value, offering, and redemption price per share	$5.33

Statement of Operations

Period ended May 31, 2021

Investment income

Interest income	$186,773

Miscellaneous income	25

Total investment income	186,798

Expenses

Investment advisory fees	20,641

Filing and registration fees	5,850

Audit fees	3,844

Chief Compliance Officer expenses	2,645

Retirement plan custodial fees	2,426

Other expenses	1,623

Printing and postage fees	1,480

Trustee fees	1,360

Legal fees	542

Custodian fees	277

Total gross expenses	40,688

Less adviser fees waived	(6,710)

Less custodian fee credits	(277)

Net expenses	33,701

Net investment income	$153,097

Net decrease in unrealized appreciation on investments	$(800,075)

Net loss on investments	$(800,075)

Net decrease in net assets resulting from operations	$(646,978)

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	May 31, 2021	15

Sextant Bond Income Fund

Statements of Changes in Net Assets	Period ended May 31, 2021	Year ended November 30, 2020

Increase (decrease) in net assets from operations

From operations

Net investment income	$153,097	$336,193

Net realized loss on investments	-	(11,587)

Net increase (decrease) in unrealized appreciation	(800,075)	757,205

Net increase (decrease) in net assets	(646,978)	1,081,811

Distributions to shareowners	(153,103)	(335,345)

Capital share transactions

Proceeds from sales of shares	426,054	1,259,745

Value of shares issued in reinvestment of dividends	144,659	316,302

Cost of shares redeemed	(1,178,528)	(733,920)

Total capital share transactions	(607,815)	842,127

Total increase (decrease) in net assets	(1,407,896)	1,588,593

Net assets

Beginning of period	14,042,146	12,453,553

End of period	$12,634,250	$14,042,146

Shares of the Fund sold and redeemed

Number of shares sold	78,044	230,919

Number of shares issued in reinvestment of dividends	26,787	57,146

Number of shares redeemed	(218,649)	(135,160)

Net increase (decrease) in number of shares outstanding	(113,818)	152,905

Financial Highlights	For period ended		For year ended November 30,

Selected data per share of outstanding capital stock throughout each period:	May 31, 2021	2020	2019	2018	2017	2016

Net asset value at beginning of period	$5.65	$5.34	$4.89	$5.14	$5.07	$5.07

Income from investment operations

Net investment income	0.06	0.14	0.15	0.16	0.16	0.15

Net gains (losses) on securities (both realized and unrealized)	(0.32)	0.31	0.45	(0.25)	0.07	0.00	A

Total from investment operations	(0.26)	0.45	0.60	(0.09)	0.23	0.15

Less distributions

Dividends (from net investment income)	(0.06)	(0.14)	(0.15)	(0.16)	(0.16)	(0.15)

Total distributions	(0.06)	(0.14)	(0.15)	(0.16)	(0.16)	(0.15)

Net asset value at end of period	$5.33	$5.65	$5.34	$4.89	$5.14	$5.07

Total returnB	(4.57)%	8.48%	12.45%	(1.78)%	4.51%	2.91%

Ratios / supplemental data

Net assets ($000), end of period	$12,634	$14,042	$12,454	$10,933	$9,496	$9,703

Ratio of expenses to average net assets

Before transfer agent fee waiver and custodian fee creditsC	0.61%	0.63%	0.71%	0.86%	0.98%	1.01%

After fee waiversC	0.51%	0.48%	0.55%	0.66%	0.78%	0.89%

After transfer agent fee waiver and custodian fee creditsC	0.51%	0.48%	0.55%	0.65%	0.78%	0.88%

Ratio of net investment income after fee waiver and custodian credits to average net assetsC	2.31%	2.50%	2.96%	3.20%	3.05%	2.85%

Portfolio turnover rateB	3%	8%	21%	0%	4%	11%

A	Amount is less than $0.01.
B	Not annualized for periods less than one year.
C	Annualized for periods less than one year.

16	May 31, 2021	Semi-Annual Report	The accompanying notes are an integral part of these financial statements.

Sextant Core Fund

Performance Summary

Average Annual Total Returns as of May 31, 2021

	1 Year	5 Year	10 Year	Expense Ratio[1]

Sextant Core Fund	20.06%	9.13%	6.27%	0.88%

Dow Jones Moderate US Portfolio Index	26.53%	9.95%	7.70%	n/a

Growth of $10,000

Comparison of any mutual fund to a market index must be made bearing in mind that the index is expense-free. Conversely, the fund will (1) be actively managed; (2) have an objective other than mirroring the index, such as limiting risk; (3) bear transaction and other costs; (4) stand ready to buy and sell its securities to shareowners on a daily basis; and (5) provide a wide range of services. The graph compares $10,000 invested in the Fund on May 31, 2011, to an identical amount invested in the Dow Jones Moderate US Portfolio Index, a broad-based index of stock and bond prices. The graph shows that an investment in the Fund would have risen to $18,375 versus $21,012 in the Index.

Past performance does not guarantee future results. The “Growth of $10,000” graph and “Average Annual Returns” performance table assume the reinvestment of dividends and capital gains. They do not reflect the deduction of taxes that a shareowner might pay on fund distributions or the redemption of fund shares.

[1]

By regulation, the expense ratio shown in this table is as stated in the Fund’s most recent prospectus, which is dated March 30, 2021, and incorporates results for the fiscal year ended November 30, 2020. The ratio presented in this table differs from expense ratios shown elsewhere in this report as they represent different periods.

Fund Objective

The objectives of the Core Fund are long-term appreciation and capital preservation.

Top 10 Holdings

% of Total Net Assets

United States Treasury Bond (6.25% due 08/15/2023)	2.4%

Virtu Financial	2.2%

Welltower (4.25% due 04/15/2028)	1.9%

United States Treasury Note (2.75% due 11/15/2023)	1.8%

Johnson Controls International	1.8%

Walt Disney (6.40% due 12/15/2035)	1.8%

PacifiCorp (6.00% due 01/15/2039)	1.7%

Abbott Laboratories	1.6%

PNC Financial Services Group	1.5%

JP Morgan Chase	1.5%

Asset Allocation

% of Total Net Assets

Equity Securities	61.5%	∎
Fixed Income Securities	27.7%	∎
Other assets (net of liabilities)	10.8%	∎

Portfolio Diversification

	% of Total Net Assets

Sectors	Equity	Bonds

Health Care	10.3%	2.2%

Technology	11.2%	1.2%

Industrials	7.0%	4.6%

Financials	9.1%	2.4%

Consumer Discretionary	7.0%	3.3%

Government Bonds	0.0%	8.3%

Communications	3.4%	2.8%

Materials	4.7%	0.0%

Consumer Staples	4.1%	0.0%

Utilities	2.2%	1.7%

Energy	2.5%	0.0%

Municipal Bonds	0.0%	1.2%

Total	61.5%	27.7%

Semi-Annual Report	May 31, 2021	17

Sextant Core Fund

Schedule of Investments					As of May 31, 2021

Common Stocks – 61.5%	Number of Shares	Cost	Market Value	Country[1]	Percentage of Net Assets

Communications

Internet Media

Alphabet, Class A2	100	$77,588	$235,685	United States	1.1%

Telecom Carriers

BCE	4,000	168,153	198,880	Canada	1.0%

Telus	8,000	143,751	180,480	Canada	0.9%

Verizon Communications	1,500	85,062	84,735	United States	0.4%

		396,966	464,095		2.3%

		474,554	699,780		3.4%

Consumer Discretionary

Apparel, Footwear & Accessory Design

VF	2,800	158,186	223,216	United States	1.1%

Home Improvement

Stanley Black & Decker	1,000	96,914	216,800	United States	1.1%

Home Products Stores

Home Depot	600	114,158	191,346	United States	1.0%

Lowe’s	1,400	86,638	272,762	United States	1.3%

		200,796	464,108		2.3%

Specialty Apparel Stores

Industria de Diseno Textil ADR	7,000	89,500	135,940	Spain	0.7%

Ross Stores	1,750	125,298	221,183	United States	1.1%

TJX Companies	2,200	109,838	148,588	United States	0.7%

		324,636	505,711		2.5%

		780,532	1,409,835		7.0%

Consumer Staples

Beverages

PepsiCo	1,250	126,934	184,925	United States	0.9%

Household Products

Procter & Gamble	1,150	93,040	155,078	United States	0.8%

Unilever ADR	2,900	132,633	173,913	United Kingdom	0.8%

		225,673	328,991		1.6%

Packaged Food

McCormick & Co	1,000	66,544	89,060	United States	0.4%

Nestle ADR	1,900	147,925	234,973	Switzerland	1.2%

		214,469	324,033		1.6%

		567,076	837,949		4.1%

Continued on next page.

18	May 31, 2021	Semi-Annual Report	The accompanying notes are an integral part of these financial statements.

Sextant Core Fund

Schedule of Investments					As of May 31, 2021

Common Stocks – 61.5%	Number of Shares	Cost	Market Value	Country[1]	Percentage of Net Assets

Energy

Exploration & Production

ConocoPhillips	4,000	$159,112	$222,960	United States	1.1%

Integrated Oils

Royal Dutch Shell ADR, Class A	5,100	191,607	196,911	Netherlands	1.0%

Refining & Marketing

Phillips 66	1,100	73,403	92,642	United States	0.4%

		424,122	512,513		2.5%

Financials

Banks

PNC Financial Services Group	1,600	231,045	311,488	United States	1.5%

Consumer Finance

Mastercard, Class A	500	137,490	180,290	United States	0.9%

Visa	900	138,794	204,570	United States	1.0%

		276,284	384,860		1.9%

Diversified Banks

JP Morgan Chase	1,850	227,968	303,844	United States	1.5%

Institutional Brokerage

Virtu Financial	15,000	282,564	456,750	United States	2.2%

Investment Management

BlackRock	300	134,600	263,112	United States	1.3%

P&C Insurance

Chubb	810	102,989	137,692	Switzerland	0.7%

		1,255,450	1,857,746		9.1%

Health Care

Biotech

Amgen	880	141,189	209,387	United States	1.0%

Large Pharma

Bristol-Myers Squibb	4,000	209,514	262,880	United States	1.3%

Johnson & Johnson	1,515	131,720	256,414	United States	1.3%

Novartis ADR	2,300	199,722	203,274	Switzerland	1.0%

Novo Nordisk ADR	2,450	81,372	193,305	Denmark	0.9%

Pfizer	5,500	178,211	213,015	United States	1.0%

		800,539	1,128,888		5.5%

Managed Care

Humana	250	104,748	109,425	United States	0.5%

UnitedHealth Group	300	103,583	123,576	United States	0.6%

		208,331	233,001		1.1%

Medical Devices

Abbott Laboratories	2,700	97,630	314,955	United States	1.6%

Continued on next page.

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	May 31, 2021	19

Sextant Core Fund

Schedule of Investments					As of May 31, 2021

Common Stocks – 61.5%	Number of Shares	Cost	Market Value	Country[1]	Percentage of Net Assets

Health Care (continued)

Medical Equipment

Koninklijke Philips	3,877	$137,793	$218,973	Netherlands	1.1%

		1,385,482	2,105,204		10.3%

Industrials

Commercial & Residential Building Equipment & Systems

Honeywell International	1,000	49,532	230,910	United States	1.1%

Johnson Controls International	5,550	210,386	369,297	United States	1.8%

		259,918	600,207		2.9%

Flow Control Equipment

Parker Hannifin	800	78,065	246,520	United States	1.2%

Industrial Distribution & Rental

Fastenal	2,800	64,603	148,512	United States	0.8%

Rail Freight

Canadian National Railway	2,000	86,366	225,140	Canada	1.1%

Kansas City Southern Industries	700	85,050	208,376	United States	1.0%

		171,416	433,516		2.1%

		574,002	1,428,755		7.0%

Materials

Basic & Diversified Chemicals

Linde	1,000	102,982	300,600	Ireland	1.5%

Precious Metal Mining

Barrick Gold	10,000	180,053	240,800	Canada	1.2%

Newmont Corporation	4,000	162,593	293,920	United States	1.4%

		342,646	534,720		2.6%

Specialty Chemicals

RPM International	1,400	44,141	130,942	United States	0.6%

		489,769	966,262		4.7%

Technology

Application Software

Open Text US	3,900	146,122	183,222	Canada	0.9%

Communications Equipment

Apple	2,400	56,454	299,064	United States	1.5%

Consumer Electronics

Nintendo ADR	2,600	135,995	201,032	United States	1.0%

Sony ADR	1,900	146,607	189,259	Japan	0.9%

		282,602	390,291		1.9%

Infrastructure Software

Microsoft	800	99,998	199,744	United States	1.0%

Oracle	3,100	124,402	244,094	United States	1.2%

		224,400	443,838		2.2%

Continued on next page.

20	May 31, 2021	Semi-Annual Report	The accompanying notes are an integral part of these financial statements.

Sextant Core Fund

Schedule of Investments					As of May 31, 2021

Common Stocks – 61.5%	Number of Shares	Cost	Market Value	Country[1]	Percentage of Net Assets

Technology (continued)

IT Services

Amdocs	1,000	$58,919	$78,100	United States	0.4%

Semiconductor Devices

Infineon Technologies ADR	4,775	105,273	193,340	Germany	0.9%

Intel	3,500	143,397	199,920	United States	1.0%

Micron Technology[2]	1,400	50,458	117,796	United States	0.6%

NXP Semiconductors	950	90,827	200,849	Netherlands	1.0%

Qualcomm	1,200	65,413	161,448	United States	0.8%

		455,368	873,353		4.3%

		1,223,865	2,267,868		11.2%

Utilities

Integrated Utilities

Duke Energy	1,600	141,145	160,352	United States	0.8%

NextEra Energy	4,000	72,152	292,880	United States	1.4%

		213,297	453,232		2.2%

		213,297	453,232		2.2%

Total Common Stocks		$7,388,149	$12,539,144		61.5%

Corporate Bonds – 18.2%	Coupon / Maturity	Face Amount	Market Value	Percentage of Net Assets

Communications

Bellsouth Capital Funding	7.875% due 02/15/2030	$150,000	$202,925	1.0%

Walt Disney	6.40% due 12/15/2035	250,000	357,422	1.8%

			560,347	2.8%

Consumer Discretionary

Expedia Group	5.00% due 02/15/2026	250,000	284,831	1.4%

Lowe’s	4.25% due 09/15/2044	250,000	273,600	1.3%

Stanford University	4.013% due 05/01/2042	100,000	117,225	0.6%

			675,656	3.3%

Financials

General Electric Capital	5.35% due 04/15/2022	101,000	104,938	0.5%

Welltower	4.25% due 04/15/2028	350,000	396,373	1.9%

			501,311	2.4%

Health Care

Cardinal Health	3.50% due 11/15/2024	155,000	168,058	0.9%

Gilead Sciences	3.70% due 04/01/2024	250,000	270,205	1.3%

			438,263	2.2%

Continued on next page.

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	May 31, 2021	21

Sextant Core Fund

Schedule of Investments				As of May 31, 2021

Corporate Bonds – 18.2%	Coupon / Maturity	Face Amount	Market Value	Percentage of Net Assets

Industrials

Burlington Nothern Santa Fe	6.20% due 08/15/2036	$120,000	$168,782	0.8%

Fedex	3.90% due 02/01/2035	250,000	280,525	1.4%

Legrand France Yankee	8.50% due 02/15/2025	170,000	217,063	1.1%

Union Pacific	3.375% due 02/01/2035	250,000	268,870	1.3%

			935,240	4.6%

Technology

Qualcomm	3.25% due 05/20/2027	220,000	243,341	1.2%

			243,341	1.2%

Utilities

PacifiCorp	6.00% due 01/15/2039	250,000	346,743	1.7%

			346,743	1.7%

Total Corporate Bonds			$3,700,901	18.2%

Government Bonds – 8.3%	Coupon / Maturity	Face Amount	Market Value	Percentage of Net Assets

United States Treasury Bonds

United States Treasury Bond	6.25% due 08/15/2023	$438,000	$496,429	2.4%

United States Treasury Bond	4.50% due 02/15/2036	137,000	183,869	0.9%

United States Treasury Bond	3.625% due 02/15/2044	155,000	194,313	1.0%

			874,611	4.3%

United States Treasury Notes

United States Treasury Note	2.00% due 11/30/2022	250,000	257,051	1.3%

United States Treasury Note	1.625% due 04/30/2023	106,000	108,989	0.5%

United States Treasury Note	2.75% due 11/15/2023	350,000	371,738	1.8%

United States Treasury Note	2.00% due 05/31/2024	80,000	84,025	0.4%

			821,803	4.0%

Total Government Bonds			$1,696,414	8.3%

Continued on next page.

22	May 31, 2021	Semi-Annual Report	The accompanying notes are an integral part of these financial statements.

Sextant Core Fund

Schedule of Investments				As of May 31, 2021

Municipal Bonds – 1.2%	Coupon /Maturity	Face Amount	Market Value	Percentage of Net Assets

General Obligation

Skagit SD #1	4.613% due 12/01/2022	$100,000	$100,148	0.5%

			$100,148	0.5%

Utility Networks

Tacoma WA Elec Sys Revenue	5.966% due 01/01/2035	100,000	136,832	0.7%

			136,832	0.7%

Total Municipal Bonds			$236,980	1.2%

Total investments	(Cost $12,665,060)		$18,173,439	89.2%

Other assets (net of liabilities)			2,189,448	10.8%

Total net assets			$20,362,887	100.0%

[1]	Country of domicile
[2]	Non-income producing security

ADR: American Depositary Receipt

Bond Quality Diversification

% of Total Net Assets

AAA	9.4%	∎
AA	0.7%	∎
A+	2.5%	∎
A-	3.6%	∎
BBB+	6.8%	∎
BBB	3.3%	∎
BBB-	1.4%	∎

Equity	61.5%	∎

Other assets (net of liabilities)	10.8%	∎

Credit ratings are the lesser of S&P Global Ratings or Moody’s Investors Service. If neither S&P nor Moody’s rate a particular security, that security is categorized as not rated (except for US Treasury securities and securities issued or backed by US agencies which inherit the credit rating for the US government). Ratings range from AAA (highest) to D (lowest). Bonds rated BBB or above are considered investment grade. Credit ratings BB and below are lower-rated securities (junk bonds). Ratings apply to the creditworthiness of the issuers of the underlying securities and not the Fund or its shares. Ratings may be subject to change.

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	May 31, 2021	23

Sextant Core Fund

Statement of Assets and Liabilities

As of May 31, 2021

Assets

Investments in securities, at value (Cost $12,665,060)	$18,173,439

Cash	2,123,011

Dividends and interest receivable	91,229

Receivable for Fund shares sold	17,988

Prepaid expenses	12,229

Receivable for security sales	1,400

Total assets	20,413,810

Liabilities

Payable for Fund shares redeemed	36,383

Accrued advisory fees	8,599

Accrued retirement plan custody fee	2,374

Accrued other expenses	2,153

Accrued trustee expenses	934

Accrued Chief Compliance Officer expenses	480

Total liabilities	50,923

Net assets	$20,362,887

Analysis of net assets

Paid-in capital (unlimited shares authorized, without par value)	$14,683,599

Total distributable earnings	5,679,288

Net assets applicable to Fund shares outstanding	$20,362,887

Fund shares outstanding	1,284,666

Net asset value, offering, and redemption price per share	$15.85

Statement of Operations

Period ended May 31, 2021

Investment income

Dividend Income (net of foreign tax of $7,185)	$130,470

Interest income	78,242

Miscellaneous income	25

Total investment income	208,737

Expenses

Investment adviser fees	34,852

Filing and registration fees	7,863

Audit fees	4,900

Retirement plan custodial fees	2,614

Chief Compliance Officer expenses	1,902

Trustee fees	1,795

Legal fees	1,734

Printing and postage fees	1,108

Other operating expenses	1,016

Custodian fees	405

Total gross expenses	58,189

Less custodian fee credits	(405)

Net expenses	57,784

Net investment income	$150,953

Net realized gain from investments and foreign currency	$403,177

Net increase in unrealized appreciation on investments and foreign currency	1,048,002

Net gain on investments	$1,451,179

Net increase in net assets resulting from operations	$1,602,132

24	May 31, 2021	Semi-Annual Report	The accompanying notes are an integral part of these financial statements.

Sextant Core Fund

Statements of Changes in Net Assets	Period ended May 31, 2021	Year ended November 30, 2020

Increase in net assets from operations

From operations

Net investment income	$150,953	$242,931

Net realized gain (loss) on investment	403,177	(355,444)

Net increase in unrealized appreciation	1,048,002	1,778,825

Net increase in net assets	1,602,132	1,666,312

Distributions to shareowners	(265,566)	(973,278)

Capital share transactions

Proceeds from sales of shares	1,973,853	3,542,735

Value of shares issued in reinvestment of dividends	265,046	971,268

Cost of shares redeemed	(2,174,883)	(3,119,396)

Total capital share transactions	64,016	1,394,607

Total increase in net assets	1,400,582	2,087,641

Net assets

Beginning of period	18,962,305	16,874,664

End of period	$20,362,887	$18,962,305

Shares of the Fund sold and redeemed

Number of shares sold	129,712	260,075

Number of shares issued in reinvestment of dividends	17,812	71,051

Number of shares redeemed	(143,654)	(229,175)

Net increase in number of shares outstanding	3,870	101,951

Financial Highlights	For period ended		For year ended November 30,

Selected data per share of outstanding capital stock throughout each period:	May 31, 2021	2020	2019	2018	2017	2016

Net asset value at beginning of period	$14.81	$14.31	$12.84	$12.99	$11.45	$11.25

Income from investment operations

Net investment income	0.21	0.19	0.15	0.18	0.16	0.18

Net gains (losses) on securities (both realized and unrealized)	1.04	1.13	1.49	(0.16)	1.55	0.02

Total from investment operations	1.25	1.32	1.64	0.02	1.71	0.20

Less distributions

Dividends (from net investment income)	(0.21)	(0.20)	(0.17)	(0.17)	(0.17)	-

Distributions (from capital gains)	-	(0.62)	-	-	-	-

Total distributions	(0.21)	(0.82)	(0.17)	(0.17)	(0.17)	-

Net asset value at end of period	$15.85	$14.81	$14.31	$12.84	$12.99	$11.45

Total returnA	8.55%	9.72%	13.04%	0.16%	15.15%	1.78%

Ratios / supplemental data

Net assets ($000), end of period	$20,363	$18,962	$16,875	$12,851	$12,980	$8,563

Ratio of expenses to average net assets

Before custodian fee creditsB	0.60%	0.88%	0.90%	0.88%	0.84%	1.05%

After custodian fee creditsB	0.60%	0.88%	0.90%	0.87%	0.83%	1.04%

Ratio of net investment income after custodian fee credits to average net assetsB	1.56%	1.40%	1.63%	1.41%	1.52%	1.52%

Portfolio turnover rateA	12%	15%	28%	30%	34%	39%

A	Not annualized.
B	Annualized.

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	May 31, 2021	25

Sextant Global High Income Fund

Performance Summary

Average Annual Total Returns as of May 31, 2021

	1 Year	5 Year	10 Year	Expense Ratio[1]

Sextant Global High Income Fund[2]	17.70%	8.12%	n/a	0.70%

S&P Global 1200 Index	41.58%	14.99%	10.81%	n/a

Growth of $10,000

Comparison of any mutual fund to a market index must be made bearing in mind that the index is expense-free. Conversely, the fund will (1) be actively managed; (2) have an objective other than mirroring the index, such as limiting risk; (3) bear transaction and other costs; (4) stand ready to buy and sell its securities to shareowners on a daily basis; and (5) provide a wide range of services. The graph compares $10,000 invested in the Fund on March 30, 2012 (the Fund’s inception), to an identical amount invested in the S&P Global 1200 Index, a global stock market index covering nearly 70% of the world’s equity markets. The graph shows that an investment in the Fund would have risen to $15,953 versus $28,240 in the S&P Global 1200 Index and $17,447 in the Bloomberg Barclays Global High Yield Corporate Index.

Past performance does not guarantee future results. The “Growth of $10,000” graph and “Average Annual Returns” performance table assume the reinvestment of dividends and capital gains. They do not reflect the deduction of taxes that a shareowner might pay on fund distributions or the redemption of fund shares.

[1]

By regulation, the expense ratio shown in this table is as stated in the Fund’s most recent prospectus, which is dated March 30, 2021, and incorporates results for the fiscal year ended November 30, 2020, before fee waivers.

[2]	The Sextant Global High Income Fund began operations on March 30, 2012.

Fund Objective

The objective of the Global High Income Fund is high income, with a secondary objective of capital preservation.

Top 10 Holdings

% of Total Net Assets

Mexico Bonos Desarrollo (6.50% due 06/10/2021)	4.7%

BHP Biliton ADR	4.5%

South32 ADR	4.5%

Virtu Financial	4.2%

Equinor ADR	4.1%

Skandinaviska Enskilda Banken, Class A	3.6%

SK Telecom ADR	3.5%

Netflix (4.375% due 11/15/2026)	3.1%

Nissan Motor (4.81% due 09/17/2030)	3.0%

Jefferies Group (5.125% due 01/20/2023)	3.0%

Asset Allocation

% of Total Net Assets

Equity Securities	46.3%	∎
Fixed Income Securities	46.1%	∎
Other assets (net of liabilities)	7.6%	∎

Portfolio Diversification

	% of Total Net Assets

Sectors	Equity	Fixed Income

Financials	9.6%	7.7%

Consumer Discretionary	0.0%	14.8%

Communications	8.8%	3.1%

Materials	9.0%	1.8%

Government Bonds	0.0%	10.0%

Energy	7.7%	1.7%

Technology	5.3%	1.1%

Health Care	4.5%	0.0%

Industrials	1.4%	2.8%

Consumer Staples	0.0%	2.5%

Municipal Bonds	0.0%	0.6%

Total	46.3%	46.1%

26	May 31, 2021	Semi-Annual Report

Sextant Global High Income Fund

Schedule of Investments					As of May 31, 2021

Common Stocks – 46.3%	Number of Shares	Cost	Market Value	Country[1]	Percentage of Net Assets

Communications

Telecom Carriers

AT&T	7,500	$229,195	$220,725	United States	2.5%

Orange ADR	20,000	270,393	256,000	France	2.8%

SK Telecom ADR	10,000	167,681	320,400	Korea	3.5%

		667,269	797,125		8.8%

Energy

Integrated Oils

Equinor ADR	17,000	267,535	372,470	Norway	4.1%

Royal Dutch Shell ADR, Class A	3,800	241,427	146,718	Netherlands	1.6%

Total ADR	3,800	202,606	177,422	France	2.0%

		711,568	696,610		7.7%

Financials

Banks

Skandinaviska Enskilda Banken, Class A	25,000	233,632	322,356	Sweden	3.6%

Institutional Brokerage

Virtu Financial	12,500	199,625	380,625	United States	4.2%

Investment Companies

ICAHN Enterprises Depositary Unit	3,000	159,646	169,110	United States	1.8%

		592,903	872,091		9.6%

Health Care

Large Pharma

GlaxoSmithKline ADR	5,000	216,373	193,850	United Kingdom	2.1%

Novartis ADR	2,500	141,271	220,950	Switzerland	2.4%

		357,644	414,800		4.5%

Industrials

Infrastructure Construction

Shenzhen Investment Holdings	325,000	168,010	125,684	Hong Kong	1.4%

		168,010	125,684		1.4%

Materials

Base Metals

South32 ADR	35,000	217,442	406,000	Australia	4.5%

Steel Raw Material Suppliers

BHP Biliton ADR	5,500	209,118	407,605	Australia	4.5%

		426,560	813,605		9.0%

Technology

Communications Equipment

Cisco Systems	5,000	$179,893	$264,500	United States	2.9%

Continued on next page.

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	May 31, 2021	27

Sextant Global High Income Fund

Schedule of Investments					As of May 31, 2021

Common Stocks – 46.3%	Number of Shares	Cost	Market Value	Country[1]	Percentage of Net Assets

Technology (continued)

Infrastructure Software

Micro Focus International	30,000	$223,048	$219,600	United Kingdom	2.4%

		402,941	484,100		5.3%

Total Common Stock		$3,326,895	$4,204,015		46.3%

Corporate Bonds – 35.5%	Coupon / Maturity	Face Amount	Market Value	Country[1]	Percentage of Net Assets

Communications

Netflix	4.375% due 11/15/2026	$250,000	$281,948	United States	3.1%

			281,948		3.1%

Consumer Discretionary

ADT	4.125% due 06/15/2023	150,000	155,865	United States	1.7%

Delta Air Lines	3.75% due 10/28/2029	250,000	249,563	United States	2.8%

Ford Motor	6.375% due 02/01/2029	220,000	250,800	Norway	2.8%

MDC Holdings	3.85% due 01/15/2030	200,000	214,400	United States	2.4%

Nissan Motor[2]	4.81% due 09/17/2030	250,000	276,750	United States	3.0%

YUM! Brands	3.625% due 03/15/2031	195,000	192,563	United States	2.1%

			1,339,941		14.8%

Consumer Staples

Grupo Bimbo[3]	4.875% due 06/27/2044	200,000	231,060	Mexico	2.5%

			231,060		2.5%

Energy

Petrobras International Finance	6.875% due 01/20/2040	50,000	59,000	Brazil	0.7%

Petrobras International Finance	6.75% due 01/27/2041	80,000	93,088	Brazil	1.0%

			152,088		1.7%

Financials

Jefferies Group	5.125% due 01/20/2023	250,000	268,340	United States	3.0%

Lincoln National (3 month LIBOR plus 2.04%)[4]	2.22825% due 4/20/2067	250,000	207,500	United States	2.3%

Royal Bank of Scotland	6.125% due 12/15/2022	200,000	216,251	United Kingdom	2.4%

			692,091		7.7%

Industrials

Burlington Northern Santa Fe	5.05% due 03/01/2041	200,000	257,563	United States	2.8%

			257,563		2.8%

Materials

Allegheny Technologies	7.875% due 08/15/2023	150,000	165,440	United States	1.8%

			165,440		1.8%

Continued on next page.

28	May 31, 2021	Semi-Annual Report	The accompanying notes are an integral part of these financial statements.

Sextant Global High Income Fund

Schedule of Investments					As of May 31, 2021

Corporate Bonds – 35.5%	Coupon / Maturity	Face Amount	Market Value	Country[1]	Percentage of Net Assets

Technology

Hewlett Packard	4.65% due 12/09/2021	$100,000	$102,233	United States	1.1%

			102,233		1.1%

Total Corporate Bonds			$3,222,364		35.5%

Government Bonds – 10.0%	Coupon / Maturity	Face Amount	Market Value	Country[1]	Percentage of Net Assets

Foreign Government Bonds

Colombia Republic	8.375% due 02/15/2027	125,000	150,494	Colombia	1.7%

Federal Republic of Brazil	12.50% due 01/05/2022	BRL 500,000	99,692	Brazil	1.1%

Federal Republic of Brazil	8.50% due 01/05/2024	BRL 750,000	147,784	Brazil	1.6%

Mexico Bonos Desarrollo	6.50% due 06/10/2021	MXN 8,500,000	426,626	Mexico	4.7%

Republic of Argentina	1.00% due 07/09/2029	9,276	3,599	Argentina	0.0%	[5]

Republic of Argentina	0.125% due 07/09/2046	242,500	80,885	Argentina	0.9%

			909,080		10.0%

Total Government Bonds			$909,080		10.0%

Municipal Bonds – 0.6%	Coupon / Maturity	Face Amount	Market Value	Country[1]	Percentage of Net Assets

Real Estate

Colony TX NFM Sales Tax Revenue	7.625% due 10/01/2042	50,000	54,418	United States	0.6%

			54,418		0.6%

Total Municipal Bonds			$54,418		0.6%

Warrants – 0.0%	Number of Shares	Cost	Market Value	Country[1]	Percentage of Net Assets

Energy

Exploration & Production

Goodrich Petroleum Warrants[6]	1,707	$-	$-	United States	0.0%

Total Warrants			$-		0.0%

Total investments	(Cost $7,661,154)		$8,389,877		92.4%

Other assets (net of liabilities)			687,130		7.6%

Total net assets			$9,077,007		100.0%

[1]	Denotes a country of primary exposure
[2]

Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. As of May 31, 2021, the net value of these securities was $276,750 representing 3.0% of net assets.

[3]

Security was purchased pursuant to Regulation S under the Securities Act of 1933 which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. As of May 31, 2021, the aggregate value of these securities was $231,060 representing 2.5% of net assets.

[4]	Variable rate security. The interest rate represents the rate in effect as of May 31, 2021 and resets periodically based on the parenthetically disclosed reference rate and spread.
[5]	Less than 0.05%
[6]	Non-income producing

ADR: American Depositary Receipt

BRL: Brazilian Real

MXN: Mexican Peso

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	May 31, 2021	29

Sextant Global High Income Fund

Schedule of Investments	As of May 31, 2021

Countries

Weightings shown are a percentage of total net assets.

Bond Quality Diversification

% of Total Net Assets

Rated “A+”	2.8%	∎
Rated “BBB+”	4.7%	∎
Rated “BBB”	8.9%	∎
Rated “BBB-”	7.1%	∎
Rated “BB+”	8.3%	∎
Rated “BB”	1.6%	∎
Rated “BB-”	6.6%	∎
Rated “B+”	2.8%	∎
Rated “B”	1.8%	∎
Rated “CCC+”	0.9%	∎
Not rated	0.6%	∎
Equity	46.3%	∎

Other assets (net of liabilities)	7.6%	∎

Credit ratings are the lesser of S&P Global Ratings or Moody’s Investors Service. If neither S&P nor Moody’s rate a particular security, that security is categorized as not rated (except for US Treasury securities and securities issued or backed by US agencies which inherit the credit rating for the US government). Ratings range from AAA (highest) to D (lowest). Bonds rated BBB or above are considered investment grade. Credit ratings BB and below are lower-rated securities (junk bonds). Ratings apply to the creditworthiness of the issuers of the underlying securities and not the Fund or its shares. Ratings may be subject to change.

30	May 31, 2021	Semi-Annual Report	The accompanying notes are an integral part of these financial statements.

Sextant Global High Income Fund

Statement of Assets and Liabilities

As of May 31, 2021

Assets

Investments in securities, at value (Cost $7,661,154)	$8,389,877

Cash	597,616

Dividends and interest receivable	90,496

Prepaid expenses	9,082

Receivable for Fund shares sold	818

Total assets	9,087,889

Liabilities

Accrued advisory fees	3,818

Accrued audit expenses	2,131

Accrued retirement plan custody fee	1,183

Accrued printing fees	1,174

Accrued trustee expenses	820

Accrued legal expenses	774

Accrued Chief Compliance Officer expenses	744

Accrued other operating expenses	142

Accrued postage	96

Total liabilities	10,882

Net assets	$9,077,007

Analysis of net assets

Paid-in capital (unlimited shares authorized, without par value)	$8,649,502

Total distributable earnings	427,505

Net assets applicable to Fund shares outstanding	$9,077,007

Fund shares outstanding	833,521

Net asset value, offering and redemption price per share	$10.89

Statement of Operations

Period ended May 31, 2021

Investment income

Dividend Income (net of foreign tax of ($12,922))	$103,957

Interest income	80,829

Total investment income	184,786

Expenses

Filing and registration fees	13,748

Investment advisory fees	13,392

Audit fees	2,608

Printing and postage fees	1,419

Retirement plan custodial fees	1,297

Chief Compliance Officer expenses	1,247

Trustee fees	828

Other expenses	818

Legal fees	614

Custodian fees	296

Total gross expenses	36,267

Less adviser fees waived	(7,118)

Less custodian fee credits	(296)

Net expenses	28,853

Net investment income	$155,933

Net realized gain from investments and foreign currency	$4,869

Net increase in unrealized appreciation on investments and foreign currency	753,162

Net gain on investments	$758,031

Net increase in net assets resulting from operations	$913,964

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	May 31, 2021	31

Sextant Global High Income Fund

Statements of Changes in Net Assets	Period ended May 31, 2021	Year ended November 30, 2020

Increase (decrease) in net assets from operations

From operations

Net investment income	$155,933	$272,571

Net realized gain (loss) on investment	4,869	(449,534)

Net increase (decrease) in unrealized appreciation	753,132	(239,121)

Net increase (decrease) in net assets	913,964	(416,084)

Distributions to shareowners	(289,162)	(795,251)

Capital share transactions

Proceeds from sales of shares	1,138,832	601,211

Value of shares issued in reinvestment of dividends	282,380	778,163

Cost of shares redeemed	(1,583,972)	(1,446,472)

Total capital shares transactions	(162,760)	(67,098)

Total increase (decrease) in net assets	462,042	(1,278,433)

Net assets

Beginning of period	8,614,965	9,893,398

End of period	$9,077,007	$8,614,965

Shares of the Fund sold and redeemed

Number of shares sold	108,528	60,877

Number of shares issued in reinvestment of dividends	27,876	72,726

Number of shares redeemed	(151,350)	(151,136)

Net decrease in number of shares outstanding	(14,946)	(17,533)

Financial Highlights	For period ended	For year ended November 30,

Selected data per share of outstanding capital stock throughout each period:	May 31, 2021	2020	2019	2018	2017	2016

Net asset value at beginning of period	$10.15	$11.42	$11.07	$11.12	$10.11	$8.89

Income from investment operations

Net investment income	0.21	0.31	0.42	0.40	0.35	0.45

Net gains (losses) on securities (both realized & unrealized)	0.89	(0.66)	0.32	(0.15)	1.11	0.77

Total from investment operations	1.10	(0.35)	0.74	0.25	1.46	1.22

Less distributions

Dividends from net investment income	(0.36)	(0.40)	(0.39)	(0.30)	(0.45)	-

Distribution from capital gains	-	(0.52)	-	-	-	-

Total distributions	(0.36)	(0.92)	(0.39)	(0.30)	(0.45)	-

Net asset value at end of period	$10.89	$10.15	$11.42	$11.07	$11.12	$10.11

Total returnA	11.09%	(3.51)%	7.06%	2.31%	15.01%	13.72%

Ratios / supplemental data

Net assets ($000), end of period	$9,077	$8,615	$9,893	$8,827	$9,373	$7,570

Ratio of expenses to average net assets

Before custodian fee creditsB	0.83%	0.70%	1.11%	0.97%	1.18%	1.17%

After custodian fee creditsB	0.66%	0.56%	0.76%	0.75%	0.83%	0.91%

After fee waivers and custodian fee creditsB	0.66%	0.55%	0.75%	0.75%	0.82%	0.90%

Ratio of net investment income after custodian fee credits to average net assetsB	3.55%	3.12%	3.72%	3.43%	3.34%	4.78%

Portfolio turnover rateA	8%	20%	33%	10%	8%	26%

A	Not annualized
B	Annualized

32	May 31, 2021	Semi-Annual Report	The accompanying notes are an integral part of these financial statements.

Sextant Growth Fund

Performance Summary

Average Annual Total Returns as of May 31, 2021

	1 Year	5 Year	10 Year	Expense Ratio[1]

Sextant Growth Fund Investor Shares (SSGFX)	35.83%	19.10%	13.32%	1.05%

Sextant Growth Fund Z Shares (SGZFX)[2]	36.13%	n/a	n/a	0.82%

S&P 500 Index	40.32%	17.18%	14.38%	n/a

Growth of $10,000

Comparison of any mutual fund to a market index must be made bearing in mind that the index is expense-free. Conversely, the fund will (1) be actively managed; (2) have an objective other than mirroring the index, such as limiting risk; (3) bear transaction and other costs; (4) stand ready to buy and sell its securities to shareowners on a daily basis; and (5) provide a wide range of services. The graph compares $10,000 invested in Investor Shares of the Fund on May 31, 2011, to an identical amount invested in the S&P 500 Index, an index comprised of 500 widely held common stocks considered to be representative of the US stock market in general. The graph shows that an investment in the Investor Shares of the Fund would have risen to $34,923 versus $38,334 in the Index.

Past performance does not guarantee future results. The “Growth of $10,000” graph and “Average Annual Returns” performance table assume the reinvestment of dividends and capital gains. They do not reflect the deduction of taxes that a shareowner might pay on fund distributions or the redemption of fund shares.

[1]

By regulation, the expense ratio shown in this table is as stated in the Fund’s most recent prospectus, which is dated March 30, 2021, and incorporates results for the fiscal year ended November 30, 2020. The ratio presented in this table differs from expense ratios shown elsewhere in this report as they represent different periods.

[2]	Sextant Growth Fund Z Shares (SGZFX) began operations June 2, 2017.

Fund Objective

The objective of the Growth Fund is long-term capital growth.

Top 10 Holdings

% of Total Net Assets

Apple	8.0%

Microsoft	7.5%

Amazon.com	6.9%

Adobe	6.1%

Alphabet, Class A	6.0%

Mastercard, Class A	5.1%

Abbott Laboratories	3.9%

Lowe’s	3.5%

Stanley Black & Decker	3.0%

RPM International	2.7%

Portfolio Diversification

% of Total Net Assets

Infrastructure Software	9.7%	∎
Application Software	9.2%	∎
Communications Equipment	8.0%	∎
Medical Devices	7.7%	∎
Internet Media	7.6%	∎
Consumer Finance	7.2%	∎
E-Commerce Discretionary	6.9%	∎
Semiconductor Devices	6.0%	∎
Home Products Stores	3.5%	∎
Home Improvement	3.0%	∎
Other Industries < 3.0%	29.0%	∎
Other Assets (net of liabilities)	2.2%	∎

Semi-Annual Report	May 31, 2021	33

Sextant Growth Fund

Schedule of Investments				As of May 31, 2021

Common Stock – 97.8%	Number of Shares	Cost	Market Value	Percentage of Net Assets

Communications

Internet Media

Alphabet, Class A1	1,584	$898,428	$3,733,250	6.0%

Facebook, Class A	3,000	910,026	986,190	1.6%

		1,808,454	4,719,440	7.6%

Consumer Discretionary

Apparel, Footwear & Accessory Design

Nike, Class B	10,276	528,776	1,402,263	2.2%

E-Commerce Discretionary

Amazon.com[1]	1,349	162,991	4,347,921	6.9%

Home Improvement

Stanley Black & Decker	8,684	795,475	1,882,691	3.0%

Home Products Stores

Lowe’s	11,200	794,834	2,182,096	3.5%

Other Commercial Services

Ecolab	6,243	704,507	1,342,744	2.2%

Restaurants

Starbucks	14,674	610,056	1,671,075	2.7%

Specialty Apparel Stores

TJX Companies	11,078	330,472	748,209	1.2%

		3,927,111	13,576,999	21.7%

Consumer Staples

Beverages

Monster Beverage	14,500	1,349,310	1,366,915	2.2%

Mass Merchants

Costco Wholesale	3,509	410,438	1,327,350	2.1%

		1,759,748	2,694,265	4.3%

Financials

Banks

PNC Financial Services Group	6,800	1,167,117	1,323,824	2.1%

Consumer Finance

Mastercard, Class A	8,914	806,925	3,214,210	5.1%

Paypal[1]	5,000	1,295,050	1,300,100	2.1%

		2,101,975	4,514,310	7.2%

Diversified Banks

JP Morgan Chase	9,000	1,262,273	1,478,160	2.4%

		4,531,365	7,316,294	11.7%

Continued on next page.

34	May 31, 2021	Semi-Annual Report	The accompanying notes are an integral part of these financial statements.

Sextant Growth Fund

Schedule of Investments				As of May 31, 2021

Common Stock – 97.8%	Number of Shares	Cost	Market Value	Percentage of Net Assets

Health Care

Large Pharma

Merck & Co	10,000	$690,578	$758,900	1.2%

Medical Devices

Abbott Laboratories	20,799	646,854	2,426,203	3.9%

Edwards Lifesciences[1]	17,100	546,521	1,639,890	2.6%

Stryker	3,000	374,100	765,810	1.2%

		1,567,475	4,831,903	7.7%

		2,258,053	5,590,803	8.9%

Industrials

Commercial & Residential Building Equipment & Systems

Johnson Controls International	22,500	1,043,161	1,497,150	2.4%

Measurement Instruments

Trimble[1]	12,000	415,876	933,480	1.5%

		1,459,037	2,430,630	3.9%

Materials

Agricultural Chemicals

Corteva	27,500	1,174,068	1,251,250	2.0%

Precious Metal Mining

Newmont	18,000	1,012,076	1,322,640	2.1%

Specialty Chemicals

RPM International	18,000	737,644	1,683,540	2.7%

		2,923,788	4,257,430	6.8%

Technology

Application Software

Adobe[1]	7,600	39,971	3,834,808	6.1%

Electronic Arts	4,000	468,794	571,720	0.9%

Take-Two Interactive Software[1]	7,500	797,765	1,391,700	2.2%

		1,306,530	5,798,228	9.2%

Communications Equipment

Apple	40,000	11,787	4,984,400	8.0%

Infrastructure Software

Microsoft	18,920	872,435	4,723,946	7.5%

Oracle	17,500	901,024	1,377,950	2.2%

		1,773,459	6,101,896	9.7%

Continued on next page.

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	May 31, 2021	35

Sextant Growth Fund

Schedule of Investments				As of May 31, 2021

Common Stock – 97.8%	Number of Shares	Cost	Market Value	Percentage of Net Assets

Technology (continued)

Semiconductor Devices

NVIDIA	1,400	$670,410	$909,692	1.4%

Qualcomm	12,000	805,753	1,614,480	2.6%

Texas Instruments	6,600	939,244	1,252,812	2.0%

		2,415,407	3,776,984	6.0%

		5,507,183	20,661,508	32.9%

Total investments		$24,174,739	$61,247,369	97.8%

Other assets (net of liabilities)			1,380,995	2.2%

Total net assets			$62,628,364	100.0%

[1]	Non-income producing

36	May 31, 2021	Semi-Annual Report	The accompanying notes are an integral part of these financial statements.

Sextant Growth Fund

Statement of Assets and Liabilities

As of May 31, 2021

Assets

Investments in securities, at value (Cost $24,174,739)	$61,247,369

Cash	1,392,863

Prepaid expenses	24,491

Dividends receivable	19,876

Receivable for Fund shares sold	7,363

Other assets	1,214

Total assets	62,693,176

Liabilities

Accrued advisory fees	26,415

Payable for Fund shares redeemed	16,000

Accrued printing fees	7,042

Accrued retirement plan custody fee	6,323

Accrued other liabilities	2,763

Accrued trustee expenses	1,986

Accrued Chief Compliance Officer expenses	1,861

Accrued 12b-1 distribution fees	1,183

Accrued legal expenses	1,138

Total liabilities	64,711

Net assets	$62,628,364

Analysis of net assets

Paid-in capital (unlimited shares authorized, without par value)	$20,394,376

Total distributable earnings	42,233,988

Net assets applicable to Fund shares outstanding	$62,628,364

Net asset value per Investor Share	SSGFX

Net assets, at value	$5,632,482

Shares outstanding	122,826

Net asset value, offering and redemption price per share	$45.86

Net asset value per Z Share	SGZFX

Net assets, at value	$56,995,882

Shares outstanding	1,246,599

Net asset value, offering and redemption price per share	$45.72

Statement of Operations

Period ended May 31, 2021

Investment income

Dividend income	$317,547

Total investment income	317,547

Expenses

Investment adviser fees	97,816

Filing and registration fees	15,349

Audit fees	13,959

Retirement plan custodial fees

Investor Shares	79

Z Shares	6,932

Distribution fees - Investor Shares	6,687

Chief Compliance Officer expenses	6,214

Printing and postage fees	5,455

Trustee fees	4,143

Legal fees	3,906

Other expenses	2,768

Custodian fees	1,269

Total gross expenses	164,577

Less custodian fee credits	(1,269)

Net expenses	163,308

Net investment income	$154,239

Net realized gain from investments	$5,090,097

Net increase in unrealized appreciation on investments	672,833

Net gain on investments	$5,762,930

Net increase in net assets resulting from operations	$5,917,169

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	May 31, 2021	37

Sextant Growth Fund

Statements of Changes in Net Assets	Period ended May 31, 2021	Year ended November 30, 2020

Increase in net assets from operations

From operations

Net investment income	$154,239	$61,224

Net realized gain on investment	5,090,097	314,003

Net increase in unrealized appreciation	672,833	13,070,176

Net increase in net assets	5,917,169	13,445,403

Distributions to shareowners

Net distribution to shareholders - Investor Shares	(30,962)	(130,452)

Net distribution to shareholders - Z Shares	(427,260)	(1,224,681)

Total distributions	(458,222)	(1,355,133)

Capital share transactions

Proceeds from sales of shares

Investor Shares	264,923	742,865

Z Shares	1,185,866	2,863,064

Value of shares issued in reinvestment of dividends

Investor Shares	22,980	100,384

Z Shares	419,115	1,198,196

Cost of shares redeemed

Investor Shares	(341,880)	(1,218,150)

Z Shares	(3,354,370)	(2,314,321)

Total capital share transactions	(1,803,366)	1,372,038

Total increase in net assets	3,655,581	13,462,308

Net assets

Beginning of period	58,972,783	45,510,475

End of period	$62,628,364	$58,972,783

Shares of the Fund sold and redeemed

Investor Shares (SSGFX)

Number of shares sold	5,990	21,466

Number of shares issued in reinvestment of dividends and distributions	537	3,043

Number of shares redeemed	(7,854)	(36,681)

Net decrease in number of shares outstanding	(1,327)	(12,172)

Z Shares (SGZFX)

Number of shares sold	27,222	81,492

Number of shares issued in reinvestment of dividends and distributions	9,829	36,474

Number of shares redeemed	(77,684)	(66,588)

Net increase (decrease) in number of shares outstanding	(40,633)	51,378

38	May 31, 2021	Semi-Annual Report	The accompanying notes are an integral part of these financial statements.

Sextant Growth Fund: Financial Highlights

Investor Shares (SSGFX)	For period ended				For year ended November 30,

Selected data per share of outstanding capital stock throughout each period:	May 31, 2021		2020		2019		2018		2017		2016

Net asset value at beginning of year	$41.86		$33.25		$28.70		$27.51		$22.52		$24.03

Income from investment operations

Net investment income	0.07	A	(0.03	)A	(0.03	)A	0.07	A	0.15	A	0.11

Net gains (losses) on securities (both realized & unrealized)	4.18		9.58		5.84		2.53		4.93		(0.88)

Total from investment operations	4.25		9.55		5.83		2.60		5.08		(0.77)

Less distributions

Dividends (from net investment income)	(0.02)		(0.01)		(0.04)		(0.07)		(0.09)		(0.02)

Distributions (from capital gains)	(0.23)		(0.93)		(1.24)		(1.34)		-		(0.72)

Total distributions	(0.25)		(0.94)		(1.28)		(1.41)		(0.09)		(0.74)

Net asset value at end of period	$45.86		$41.86		$33.25		$28.70		$27.51		$22.52

Total returnB	10.20%		29.49%		21.81%		9.95%		22.64%		(3.22% )

Ratios / supplemental data

Net assets ($000), end of period	$5,632		$5,197		$4,533		$5,037		$5,962		$34,561

Ratio of expenses to average net assets

Before custodian fee creditsC	0.75%		1.05%		1.20%		0.92%		0.76%		0.76%

After custodian fee creditsC	0.75%		1.05%		1.20%		0.92%		0.76%		0.76%

Ratio of net investment income after custodian fee credits to average net assetsC	0.31%		(0.08)%		(0.07)%		0.25%		0.60%		0.39%

Portfolio turnover rateB	14%		17%		10%		17%		18%		25%

Z Shares (SGZFX)	For period ended		For year ended November 30,						For period endedD

Selected data per share of outstanding capital stock throughout each period:	May 31, 2021		2020		2019		2018		November 30, 2017

Net asset value at beginning of period	$41.78		$33.16		$28.65		$27.50		$25.54

Income from investment operations

Net investment income	0.12	A	0.05	A	0.08	A	0.13	A	0.16	A

Net gains (losses) on securities (both realized & unrealized)	4.16		9.56		5.82		2.53		1.82

Total from investment operations	4.28		9.61		5.90		2.66		1.98

Less distributions

Dividends (from net investment income)	(0.11)		(0.06)		(0.15)		(0.17)		(0.02)

Distributions (from capital gains)	(0.23)		(0.93)		(1.24)		(1.34)		-

Total distributions	(0.34)		(0.99)		(1.39)		(1.51)		(0.02)

Net asset value at end of period	$45.72		$41.78		$33.16		$28.65		$27.50

Total returnB	10.30%		29.79%		22.22%		10.20%		7.73%

Ratios / supplemental data

Net assets ($000), end of period	$56,996		$53,776		$40,978		$34,191		$32,017

Ratio of expenses to average net assets

Before custodian fee creditsC	0.53%		0.82%		0.90%		0.70%		0.51%

After custodian fee creditsC	0.52%		0.82%		0.90%		0.70%		0.51%

Ratio of net investment income after custodian fee credits to average net assetsC	0.53%		0.14%		0.23%		0.47%		0.89%

Portfolio turnover rateB	14%		17%		10%		17%		18%

A	Calculated using average shares outstanding
B	Not annualized for periods of less than one year
C	Annualized for periods of less than one year
D	Operations commenced on June 2, 2017

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	May 31, 2021	39

Sextant International Fund

Performance Summary

Average Annual Total Returns as of May 31, 2021

	1 Year	5 Year	10 Year	Expense Ratio[1]

Sextant International Fund Investor Shares (SSIFX)	31.19%	13.69%	6.35%	0.83%

Sextant International Fund Z Shares (SIFZX)[2]	31.42%	n/a	n/a	0.63%

MSCI EAFE Index	39.46%	10.37%	6.40%	n/a

Growth of $10,000

Comparison of any mutual fund to a market index must be made bearing in mind that the index is unmanaged, and expense-free. Conversely, the fund will (1) be actively managed; (2) have an objective other than mirroring the index, such as limiting risk; (3) bear transaction and other costs; (4) stand ready to buy and sell its securities to shareowners on a daily basis; and (5) provide a wide range of services. The graph compares $10,000 invested in Investor Shares of the Fund on May 31, 2011, to an identical amount invested in the MSCI EAFE Index, an international index focused on Europe, Australasia, and the Far East. The graph shows that an investment in Investor Shares of the Fund would have risen to $18,515 versus $18,539 in the Index.

Past performance does not guarantee future results. The “Growth of $10,000” graph and “Average Annual Returns” performance table assume the reinvestment of dividends and capital gains. They do not reflect the deduction of taxes that a shareowner might pay on fund distributions or the redemption of fund shares.

[1]

By regulation, the expense ratio shown in this table is as stated in the Fund’s most recent prospectus, which is dated March 30, 2021, and incorporates results for the fiscal year ended November 30, 2020. The ratio presented in this table differs from expense ratios shown elsewhere in this report as they represent different periods.

[2]	Sextant International Fund Z Shares (SIFZX) began operations June 2, 2017.

Fund Objective

The objective of the International Fund is long-term capital growth.

Top 10 Holdings

% of Total Net Assets

ASML	14.1%

Wolters Kluwer	11.4%

Dassault Systemes ADR	9.7%

MercadoLibre	8.4%

NICE Systems ADR	7.6%

Novo Nordisk ADR	5.0%

Rio Tinto ADR	3.8%

Accenture, Class A	3.4%

Sony ADR	3.3%

Iberdrola	3.3%

Portfolio Diversification

% of Total Net Assets

Application Software	20.3%	∎
Semiconductor Manufacturing	14.1%	∎
Information Services	11.4%	∎
E-Commerce Discretionary	8.4%	∎
Large Pharma	6.8%	∎
Consumer Electronics	6.0%	∎
Medical Equipment	4.7%	∎
Telecom Carriers	4.1%	∎
Steel Raw Material Suppliers	3.8%	∎
Other industries < 3.5%	15.4%	∎
Other Assets (net of liabilities)	5.0%	∎

40	May 31, 2021	Semi-Annual Report

Sextant International Fund

Schedule of Investments					As of May 31, 2021

Common Stocks – 95.0%	Number of Shares	Cost	Market Value	Country[1]	Percentage of Net Assets

Communications

Telecom Carriers

BCE	24,200	$647,715	$1,203,224	Canada	1.6%

Telus	84,000	601,756	1,895,040	Canada	2.5%

		1,249,471	3,098,264		4.1%

Consumer Discretionary

Apparel, Footwear & Accessory Design

Hermes International	600	521,388	835,052	France	1.1%

E-Commerce Discretionary

MercadoLibre	4,700	389,790	6,385,749	Argentina	8.4%

		911,178	7,220,801		9.5%

Consumer Staples

Household Products

L’Oreal	2,000	658,700	904,471	France	1.2%

Unicharm	16,000	667,496	634,457	Japan	0.8%

Unilever ADR	13,300	420,683	797,601	United Kingdom	1.1%

		1,746,879	2,336,529		3.1%

Health Care

Large Pharma

Novartis ADR	15,600	768,885	1,378,728	Switzerland	1.8%

Novo Nordisk ADR	48,000	588,286	3,787,200	Denmark	5.0%

		1,357,171	5,165,928		6.8%

Medical Equipment

Alcon[2]	25,000	1,294,019	1,742,000	Switzerland	2.3%

Koninklijke Philips	32,649	1,234,087	1,844,015	Netherlands	2.4%

		2,528,106	3,586,015		4.7%

		3,885,277	8,751,943		11.5%

Materials

Basic & Diversified Chemicals

Linde	3,500	771,050	1,052,100	Ireland	1.3%

Precious Metal Mining

Agnico-Eagle Mines	20,000	1,129,664	1,435,000	Canada	1.9%

Barrick Gold	40,000	993,775	963,200	Canada	1.3%

		2,123,439	2,398,200		3.2%

Steel Raw Material Suppliers

Rio Tinto ADR	32,800	1,773,218	2,867,704	United Kingdom	3.8%

		4,667,707	6,318,004		8.3%

Continued on next page.

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	May 31, 2021	41

Sextant International Fund

Schedule of Investments				As of May 31, 2021

Common Stocks – 95.0%	Number of Shares	Cost	Market Value	Country[1]	Percentage of Net Assets

Technology

Application Software

Dassault Systemes ADR	31,853	$1,126,200	$7,334,790	France	9.7%

NICE Systems ADR	25,900	979,986	5,759,124	Israel	7.6%

Open Text	50,000	2,072,526	2,349,000	Canada	3.0%

		4,178,712	15,442,914		20.3%

Consumer Electronics

Nintendo	3,400	1,490,299	2,102,654	Japan	2.7%

Sony ADR	25,000	1,506,327	2,490,250	Japan	3.3%

		2,996,626	4,592,904		6.0%

Information Services

Wolters Kluwer	90,000	1,684,803	8,634,081	Netherlands	11.4%

IT Services

Accenture, Class A	9,250	1,709,475	2,609,980	Ireland	3.4%

Semiconductor Manufacturing

ASML	15,800	551,038	10,672,426	Netherlands	14.1%

		11,120,654	41,952,305		55.2%

Utilities

Power Generation

Iberdrola	179,705	1,812,520	2,474,404	Spain	3.3%

		1,812,520	2,474,404		3.3%

Total investments		$25,393,686	$72,152,250		95.0%

Other assets (net of liabilities)			3,786,220		5.0%

Total net assets			$75,938,470		100.0%

[1]	Country of domicile
[2]	Non-income producing security

ADR: American Depositary Receipt

42	May 31, 2021	Semi-Annual Report	The accompanying notes are an integral part of these financial statements.

Sextant International Fund

Schedule of Investments	As of May 31, 2021

Countries

Weightings shown are a percentage of total net assets.

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	May 31, 2021	43

Sextant International Fund

Statement of Assets and Liabilities

As of May 31, 2021

Assets

Investments in securities, at value (Cost $25,393,686)	$72,152,250

Cash	3,690,781

Recoverable tax receivable	171,098

Dividends and interest receivable	106,650

Prepaid expenses	39,514

Receivable for security sales	5,600

Receivable for Fund shares sold	1,872

Total assets	76,167,765

Liabilities

Payable for Fund shares redeemed	153,310

Accrued advisory fees	32,462

Accrued other operating expenses	20,871

Accrued 12b-1 distribution fees	10,044

Accrued trustee expenses	4,340

Accrued Chief Compliance Officer expenses	4,205

Accrued retirement plan custody fee	4,063

Total liabilities	229,295

Net assets	$75,938,470

Analysis of net assets

Paid-in capital (unlimited shares authorized, without par value)	$24,281,317

Total distributable earnings	51,657,153

Net assets applicable to Fund shares outstanding	$75,938,470

Net asset value per Investor Share	SSIFX

Net assets, at value	$46,781,544

Shares outstanding	2,146,670

Net asset value, offering and redemption price per share	$21.79

Net asset value per Z Share	SIFZX

Net assets, at value	$29,156,926

Shares outstanding	1,336,054

Net asset value, offering and redemption price per share	$21.82

Statement of Operations

Period ended May 31, 2021

Investment income

Dividend income (net of foreign tax ($78,792))	$658,754

Total investment income	658,754

Expenses

Investment advisory fees	119,519

Distribution fees - Investor Shares	62,737

Audit fees	21,190

Other operating expenses	21,145

Filing and registration fees	19,581

Chief Compliance Officer expenses	12,637

Trustee fees	10,049

Printing and postage fees	10,027

Legal fees	8,255

Retirement plan custodial fees

Investor Shares	272

Z Shares	4,169

Custodian fees	3,293

Total gross expenses	292,874

Less custodian fee credits	(3,293)

Net expenses	289,581

Net investment income	$369,173

Net realized gain from investments and foreign currency	$7,349,367	A

Net increase in unrealized appreciation on investments and foreign currency	978,886

Net gain on investments	$8,328,253

Net increase in net assets resulting from operations	$8,697,426

A	Includes $5,287,471 in net realized gains from redemptions in-kind.

44	May 31, 2021	Semi-Annual Report	The accompanying notes are an integral part of these financial statements.

Sextant International Fund

Statements of Changes in Net Assets	Period ended May 31, 2021	Year ended November 30, 2020

Decrease in net assets from operations

From operations

Net investment income	$369,173	$599,131

Net realized gain (loss) on investment and foreign currency	7,349,367	(3,075,450)

Net increase in unrealized appreciation	978,886	8,007,812

Net increase in net assets	8,697,426	5,531,493

Distributions to shareowners

Net distribution to shareholders - Investor Shares	(193,665)	(2,232,061)

Net distribution to shareholders - Z Shares	(162,812)	(1,161,988)

Total distributions	(356,477)	(3,394,049)

Capital share transactions

Proceeds from sales of shares

Investor Shares	1,094,876	9,415,447

Z Shares	8,623,712	5,636,588

Value of shares issued in reinvestment of dividends

Investor Shares	190,431	2,197,723

Z Shares	156,810	1,125,526

Cost of shares redeemed

Investor Shares	(11,007,786)	(29,149,795)

Z Shares	(9,522,236)	(11,654,205)

Total capital share transactions	(10,464,193)	(22,428,716)

Total decrease in net assets	(2,123,244)	(20,291,272)

Net assets

Beginning of period	78,061,714	98,352,986

End of period	$75,938,470	$78,061,714

Shares of the Fund sold and redeemed

Investor Shares (SSIFX)

Number of shares sold	52,118	547,412

Number of shares issued in reinvestment of dividends and distributions	9,231	120,887

Number of shares redeemed	(521,718)	(1,704,832)

Net decrease in number of shares outstanding	(460,369)	(1,036,533)

Z Shares (SIFZX)

Number of shares sold	408,962	317,420

Number of shares issued in reinvestment of dividends and distributions	7,594	61,876

Number of shares redeemed	(449,121)	(680,270)

Net decrease in number of shares outstanding	(32,565)	(300,974)

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	May 31, 2021	45

Sextant International Fund: Financial Highlights

Investor Shares (SSIFX)	For period ended				For year ended November 30,

Selected data per share of outstanding capital stock throughout each period:	May 31, 2021		2020		2019		2018		2017		2016

Net asset value at beginning of period	$19.62		$18.50		$16.83		$17.98		$14.37		$14.35

Income from investment operations

Net investment income	0.09	A	0.12	A	0.12	A	0.15	A	0.16	A	0.22

Net gains (losses) on securities (both realized and unrealized)	2.15		1.66		2.74		0.14		3.65		(0.15)

Total from investment operations	2.24		1.78		2.86		0.29		3.81		0.07

Less distributions

Dividends (from net investment income)	(0.08)		(0.11)		(0.15)		(0.17)		(0.20)		(0.05)

Distributions (from capital gains)	-		(0.55)		(1.04)		(1.27)		-		-

Total distributions	(0.08)		(0.66)		(1.19)		(1.44)		(0.20)		(0.05)

Net asset value at end of period	$21.79		$19.62		$18.50		$16.83		$17.98		$14.37

Total returnB	11.46%		9.86%		18.82%		1.63%		26.76%		0.49%

Ratios / supplemental data

Net assets ($000), end of year	$46,782		$51,141		$67,390		$41,688		$46,321		$62,412

Ratio of expenses to average net assets

Before custodian fee creditsC	0.81%		0.83%		1.07%		1.05%		1.04%		1.00%

After custodian fee creditsC	0.80%		0.82%		1.06%		1.04%		1.04%		1.00%

Ratio of net investment income after custodian fee credits to average net assetsC	0.85%		0.70%		0.62%		0.89%		1.00%		1.36%

Portfolio turnover rateB	0%		16%		6%		2%		2%		0%

Z Shares (SIFZX)	For period ended		For year ended November 30,						Period ended

Selected data per share of outstanding capital stock throughout each period:	May 31, 2021		2020		2019		2018		November 30, 2017	D

Net asset value at beginning of period	$19.67		$18.55		$16.87		$18.00		$16.55

Income from investment operations

Net investment income	0.11	A	0.15	A	0.19	A	0.19	A	0.13	A

Net gains (losses) on securities (both realized and unrealized)	2.16		1.67		2.72		0.14		1.41

Total from investment operations	2.27		1.82		2.91		0.33		1.54

Less distributions

Dividends (from net investment income)	(0.12)		(0.15)		(0.19)		(0.19)		(0.09)

Distributions (from capital gains)	-		(0.55)		(1.04)		(1.27)		-

Total distributions	(0.12)		(0.70)		(1.23)		(1.46)		(0.09)

Net asset value at end of period	$21.82		$19.67		$18.55		$16.87		$18.00

Total returnB	11.58%		10.09%		19.14%		1.83%		9.32%

Ratios / supplemental data

Net assets ($000), end of year	$29,157		$26,921		$30,963		$20,692		$21,031

Ratio of expenses to average net assets

Before custodian fee creditsC	0.62%		0.63%		0.85%		0.84%		0.79%

After custodian fee creditsC	0.61%		0.63%		0.84%		0.82%		0.78%

Ratio of net investment income after custodian fee credits to average net assetsC	1.07%		0.87%		0.91%		1.13%		0.53%

Portfolio turnover rateB	0%		16%		6%		2%		2%

A	Calculated using average shares outstanding
B	Annualized for periods of less than one year
C	Operations commenced on June 2, 2017
D	Not annualized for periods of less than one year

46	May 31, 2021	Semi-Annual Report	The accompanying notes are an integral part of these financial statements.

Notes To Financial Statements

NOTE 1 – Organization

Saturna Investment Trust (the “Trust”) was established under Washington State Law as a business trust on February 20, 1987. The Trust is registered as an open-end, diversified management company under the Investment Company Act of 1940, as amended. Nine portfolio series have been created to date: Sextant Short-Term Bond Fund, Sextant Bond Income Fund, Sextant Core Fund, Sextant Global High Income Fund, Sextant Growth Fund, Sextant International Fund (each, a “Fund”, and collectively, the “Funds”), Idaho Tax-Exempt Fund, Saturna Sustainable Equity Fund, and Saturna Sustainable Bond Fund. Idaho Tax-Exempt Fund, Saturna Sustainable Equity Fund, and Saturna Sustainable Bond Fund are offered through separate prospectuses, the results of which are contained in separate reports.

Sextant Growth Investor Shares (previously known as Idaho Limited Maturity Tax-Exempt Fund until October 12, 1990, then Northwest Growth Fund until September 28, 1995, when the investment objective of only Northwest stocks was changed) commenced operations as an equity fund on December 30, 1990. Sextant Growth Fund Z Shares began operations June 2, 2017. Sextant International Investor Shares began operations September 28, 1995 and Sextant International Fund Z Shares began operations on June 2, 2017. Sextant Short-Term Bond began operations September 28, 1995. Sextant Bond Income Fund (previously known as Washington Tax-Exempt Fund until September 28, 1995, when the investment objective of only Washington State Municipal Bonds was changed) began operations on March 1, 1993. Sextant Core Fund commenced operations March 30, 2007. Sextant Global High Income Fund commenced operations March 30, 2012.

Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services - Investment Companies”.

Each class of shares of a Fund represents an interest in the same portfolio of investments of the Fund and has in all respects the same rights and obligations as each other class of the Fund, except that each class bears its own class expenses, and each class has exclusive voting rights. Each class of shares may be subject to different investment minimums and other conditions of eligibility as may be described in the prospectus for the particular class of shares, as from time to time in effect.

Income, realized and unrealized capital gains and losses, and expenses to be paid by a Fund and not allocated to a particular class as provided below, shall be allocated to each class on the basis of relative net assets. Expenses allocable to a specific class are expenses specifically incurred by or for such class including the following:

•	Distribution fees;
•	Retirement plan custodial fees; and
•	Any applicable service fees.

Net investment income dividends and capital gain distributions paid by the Fund on each class of its shares will be calculated in the same manner on the same day and at the same time.

Investment risks:

Growth, International, Core, Short-Term Bond, Bond Income, and Global High Income Funds: The value of each Fund’s shares rises and falls as the value of the securities in which the Fund invests goes up and down. Fund share prices, yields, and total returns will change with market fluctuations as well as the fortunes of the countries, industries, and companies in which the Fund invests. The Funds do not use derivatives to hedge currency, interest rate, or credit risk.

Liquidity risk exists when particular investments are difficult to sell. If a Fund holds illiquid investments, its portfolio may be more difficult to value, especially in changing markets. Investments by a Fund in foreign securities and those that are thinly traded, such as lower quality issuers and smaller companies, tend to involve greater liquidity risk. If a Fund is forced to sell or unwind these investments to meet redemptions or for other cash needs, the Fund may suffer a penalty. Additionally, the market for certain investments may become illiquid under adverse market or economic conditions independent of any specific adverse changes in the conditions of a particular issuer. In such cases, the Fund, due to limitations on investments in illiquid securities and the difficulty in purchasing and selling such securities, may be unable to achieve its investment objective.

Growth and Core Funds: Smaller companies involve higher investment risks in that they often have limited product lines, markets, and resources, or their securities may trade less frequently and have greater price fluctuation than those of larger companies.

Growth stocks, which can be priced on future expectations rather than current results, may decline substantially when expectations are not met.

International, Core, Short-Term Bond, Bond Income, and Global High Income Funds: Foreign investing involves risks not normally associated with investing in US securities. These include fluctuations in currency exchange rates, less public information about securities, less governmental market supervision, and the lack of uniform financial, social, and political standards. Foreign investing heightens the risk of confiscatory taxation, seizure or nationalization of assets, currency controls, or adverse political or social developments that affect investments. The risks of investing in foreign securities are typically greater in less developed or emerging countries.

Core Fund: The Core Fund has the risks of growth stocks, foreign securities, credit, and interest rates — but these risks are mitigated by spreading its investments in both stocks and bonds, and by favoring income-producing securities and those of larger, more seasoned companies.

Short-Term Bond, Bond Income, Global High Income, and Core Funds: Bonds entail credit risk, which is the possibility that a bond will not be able to pay interest or principal when due. If the credit quality of a bond is perceived to decline, investors will demand a higher yield, which means a lower price on that bond to compensate for the higher level of risk.

Interest rate fluctuations affect bond prices and a Fund’s net asset value, but not the income received by the Fund from its portfolio securities. Because prices and yields on debt securities vary over time, a Fund’s yield also varies. Bonds with embedded callable options also contain an element of prepayment risk. When interest rates decline, issuers can retire their debt and reissue bonds at a lower interest rate. This hurts investors because yields available for reinvestment will have declined and upward price mobility on callable bonds is generally limited by the call price.

Global High Income Fund: Issuers of high-yield securities are generally not as strong financially as those issuing higher quality securities. These issuers are more likely to encounter financial difficulties and are more vulnerable to changes in the relevant economy, such as a recession or a sustained period of rising interest rates, that could affect their ability to make interest, principal, and dividend payments as expected. The prices of high-yield securities generally fluctuate more than those of higher quality. High-yield securities are generally more illiquid (harder to sell) and harder to value.

The Funds may invest substantially in one or more sectors, which can increase volatility and exposure to issues specific to a particular sector or industry.

Semi-Annual Report	May 31, 2021	47

Notes To Financial Statements (continued)

NOTE 2 – Unaudited Information

The information in this interim report has not been subjected to independent audit.

NOTE 3 – Significant Accounting Policies

The following is a summary of the significant accounting policies, in conformity with accounting principles generally accepted in the United States of America, which are consistently followed by the Funds in preparation of their financial statements.

Security valuation:

Investments in securities traded on a national securities exchange and over-the-counter securities for which sale prices are available are valued at that price. Securities for which there are no sales are valued at the latest bid price.

Debt securities are valued using bid-side valuations provided by an independent service. The service determines valuations using factors such as yields or prices of bonds of comparable quality, type of issue, coupon maturity, ratings, trading activity, and general market conditions.

Fixed-income debt instruments, such as commercial paper, bankers’ acceptances and US Treasury Bills, with a maturity of 60 days or less are valued at amortized cost, which approximates market value. Any discount or premium is accreted or amortized on a straight-line basis until maturity.

Foreign markets may close before the time as of which the Funds’ share prices are determined. Because of this, events occurring after the close and before the determination of the Funds’ share prices may have a material effect on the values of some or all of the Funds’ foreign securities. To account for this, the Funds may use outside pricing services for valuation of their non-US securities.

In cases in which there is not a readily available market price, a fair value for such security is determined in good faith by or under the direction of the Board of Trustees.

Security transactions are recorded on the trade date. Realized gains and losses on sales of securities are recorded on the identified cost basis.

Foreign currency:

Investment securities and other assets and liabilities denominated in foreign currencies are translated into US dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into US dollar amounts on the respective dates of such transactions.

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds’ books and the US dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at the fiscal period end, resulting from changes in exchange rates.

Share valuation:

The net asset value (“NAV”) per share of each Fund is calculated by dividing the sum of the value of the securities held by each Fund, plus cash and other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for each Fund, rounded to the nearest cent. The Funds’ shares are not priced or traded on days the New York Stock Exchange is closed. The NAV is the offering and redemption price per share.

Fair value measurements:

Accounting Standards Codification (ASC) 820 establishes a three-tier framework for measuring fair value based on a hierarchy of inputs. The hierarchy distinguishes between market data obtained from independent sources (observable inputs) and the Funds’ own market assumptions (unobservable inputs). These inputs are used in determining the value of the Funds’ investments and are summarized below.

Level 1 —	Unadjusted quoted prices in active markets for identical assets or liabilities that the Trust has the ability to access.

Level 2 —

Observable inputs other than quoted prices in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3 —

Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Trust’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

48	May 31, 2021	Semi-Annual Report

Notes To Financial Statements (continued)

The following is a summary of the inputs used as of May 31, 2021, in valuing the Funds’ investments carried at value:

Funds	Level 1	Level 2	Level 3	Total

Short-Term Bond

Corporate Bonds[1]	$-	$9,206,068	$-	$9,206,068

Government Bonds[1]	-	$2,254,713	-	$2,254,713

Total	$-	$11,460,781	$-	$11,460,781

Bond Income

Corporate Bonds[1]	$-	$8,261,715	$-	$8,261,715

Government Bonds[1]	-	$3,260,072	-	$3,260,072

Municipal Bonds[1]	-	$170,515	-	$170,515

Total	$-	$11,692,302	$-	$11,692,302

Core

Common Stocks[1]	$12,539,144	$-	$-	$12,539,144

Corporate Bonds[1]	-	3,700,901	-	3,700,901

Government Bonds[1]	-	1,696,414	-	1,696,414

Municipal Bonds[1]	-	236,980	-	236,980

Total	$12,539,144	$5,634,295	$-	$18,173,439

Global High Income

Common Stocks

Communications	$797,125	$-	$-	$797,125

Energy	696,610	-	-	696,610

Financials	549,735	322,356	-	872,091

Health Care	414,800	-	-	414,800

Industrials	-	125,684	-	125,684

Materials	813,605	-	-	813,605

Technology	484,100	-	-	484,100

Total Common Stocks	3,755,975	448,040	-	4,204,015

Corporate Bonds[1]	-	3,222,364	-	$3,222,364

Government Bonds[1]	-	909,080	-	$909,080

Municipal Bonds[1]	-	54,418	-	$54,418

Warrants[1]	-	-	-	-

Total	$3,755,975	$4,633,902	$-	$8,389,877

Growth

Common Stocks[1]	$61,247,369	$-	$-	$61,247,369

Total	$61,247,369	$-	$-	$61,247,369

International

Common Stocks

Communications	$3,098,264	$-	$-	$3,098,264

Consumer Discretionary	6,385,749	835,052	-	7,220,801

Consumer Staples	797,601	1,538,928	-	2,336,529

Health Care	8,751,943	-	-	8,751,943

Materials	6,318,004	-	-	6,318,004

Technology	31,215,570	10,736,735	-	41,952,305

Utilities	-	2,474,404	-	2,474,404

Total	$56,567,131	$15,585,119	$-	$72,152,250

During the period ended May 31, 2021, no Fund had transfers between Level 1, Level 2 or Level 3.

[1]	See Schedule of Investments for industry breakout.

Semi-Annual Report	May 31, 2021	49

Notes To Financial Statements (continued)

Investment concentration:

The Funds may have deposits of cash with the custodian from time to time for one or more reasons. “Other assets (net of liabilities)” in the Funds’ Schedules of Investments primarily represents cash on deposit with the custodian. Cash on deposit will vary widely over time. Accounting Standards Codification (“ASC”) 825, “Financial Instruments,” identifies these items as a concentration of credit risk. The risk is managed by careful financial analysis and review of the custodian’s operations, resources, and protections available to the Trust. This process includes evaluation of other financial institutions providing investment company custody services.

Federal income taxes:

The Funds intend to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and to make the requisite distributions of income and capital gains to its shareowners sufficient to relieve it from all or substantially all federal income taxes. Therefore, no federal income tax provision is required.

The Funds recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Funds’ tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2017 - 2019) or expected to be taken in the Funds’ 2020 tax returns. The Funds identify their major tax jurisdictions as US federal and foreign jurisdictions where the Funds make significant investments; however, the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Reclassification of capital accounts:

Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. As of November 30, 2020, the reclassification of capital accounts were as follows:

International

Distributable earnings	$(1,808,290)

Paid-in capital	$1,808,290

These reclassifications were due to redemptions in kind.

The Short-Term Bond, Bond Income, Core, Global High Income, Growth Funds had no reclassification of capital accounts.

Distributions to shareowners:

For the Sextant Short-Term Bond Fund and Sextant Bond Income Fund, dividends to shareowners from net investment income are paid daily and distributed on the last business day of each month. For the Sextant Core Fund, Sextant Global High Income Fund, Sextant Growth Fund, and Sextant International Fund, dividends to shareowners from net investment income are payable annually, typically by the end of the year. Distributions of capital gains, if any, are made at least annually, and as required to comply with federal excise tax requirements. Distributions to shareowners are determined in accordance with income tax regulations and are recorded on the ex-dividend date. Dividends are paid in shares of the Funds, at the net asset value on the payable date. Shareowners may elect to take distributions if they total $10 or more in cash.

Use of estimates:

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Foreign taxes:

Withholding taxes on foreign dividends are paid (a portion of which may be reclaimable) or provided for in accordance with the applicable country’s tax rules and rates and are disclosed in the Statement of Operations. Withholding tax reclaims are filed in certain countries to recover a portion of the amounts previously withheld. The Funds record a reclaim receivable based on a number of factors, including a jurisdiction’s legal obligation to pay reclaims as well as payment history and market convention.

LIBOR Transition Risk:

The United Kingdom’s Financial Conduct Authority announce a phase out of the London Interbank Offered Rate (“LIBOR”) by the end of 2021 and it is expected that LIBOR will cease to be published after that time. The Funds may be exposed to financial instruments tied to LIBOR to determine payment obligations, financing terms, hedging activities, or investment value. The transition process away from LIBOR might lead to increase volatility and illiquidity in markets for, and reduce the effectiveness of new hedges placed against, instruments whose term currently include LIBOR. The ultimate effect of the LIBOR transition process on the Funds is uncertain

Other:

Interest income is recognized on an accrual basis. Premiums on securities purchased are amortized, and discounts are accreted using the yield to maturity method over the lives of the respective securities or where applicable, to the first call date of the securities. Dividends from equity securities are recorded as income on the ex-dividend date or as soon as information is available to the fund.

Recent Accounting Pronouncement:

In August 2018, FASB issued Accounting Standards Update No. 2018-13, “Fair Value Measurement (Topic 820: Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement” (“ASU 2018-13”). ASU 2018-13 eliminates the requirement to disclose the amount of and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the timing of transfers between levels of the fair value hierarchy and the valuation processes for Level 3 fair value measurements. ASU 2018-13 will require the need to disclose the range and weighted average used to develop significant unobservable inputs for Level 3 fair value measurements and the changes in unrealized gains and losses for recurring Level 3 fair value measurements. ASU 2018-13 will also require that information is provided about the measurement uncertainty of Level 3 fair value measurements as of the reporting date. The guidance is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019, and allows for early adoption of either the entire standard or only the provisions that eliminate or modify the requirements. Management has elected to adopt early the provisions that eliminate the disclosure requirements. Management is still currently evaluating the impact of applying the rest of the guidance.

50	May 31, 2021	Semi-Annual Report

Notes To Financial Statements (continued)

NOTE 4 – Transactions with Affiliated Persons

Under contracts approved annually by the Trust’s Board of Trustees, including those Trustees who are not parties to the contract or “interested persons” (as defined in the Investment Company Act of 1940) of such parties or the Trust (the “Independent Trustees”), Saturna Capital Corporation (“Saturna Capital”) provides investment advisory services and certain other administrative services required to conduct Trust business. Expenses incurred by the Trust on behalf of the Funds (e.g., legal fees) are allocated to the Funds on the basis of relative daily average net assets. For such services, each of the Funds pays the adviser a base Investment Advisory and Administrative Services Fee of 0.50% of average net assets per annum, payable monthly for each of the Funds. In addition, the adviser has agreed to certain limits on other expenses, as described below.

The base Advisory Fee is subject to adjustment up or down depending on the investment performance of the Fund relative to a specified index.

•

For each month in which the Fund’s total investment return (change in net asset value plus all distributions reinvested) for the one year period through that month outperforms or underperforms the total return of a specified index for that period by 1% or more but less than 2%, the Base Fee is increased or decreased by the annual rate of 0.10% of the Fund’s average daily net assets for the preceding year.

•	If the outperformance or underperformance is 2% or more, then the adjustment is at the annual rate of 0.20%.

For the fiscal period ended May 31, 2021, due to the performance adjustment the Advisory Fee amounts charged or reduced in addition to the Base Fee were as follows:

	Base Fees	Performance Fee	Adviser Fee

Short-Term Bond	$32,944	$(6,882)	$26,062

Bond Income	$35,382	$(14,741)	$20,641

Core	$51,416	$(16,564)	$34,852

Global High Income	$23,393	$(10,001)	$13,392

Growth	$159,915	$(62,099)	$97,816

International	$210,200	$(90,681)	$119,519

The adviser has voluntarily undertaken to limit expenses through March 31, 2022 of Sextant Short-Term Bond Fund to 0.60%, Sextant Bond Income Fund to 0.65%, and Sextant Global High Income to 0.75%. For the period ended May 31, 2021, the advisory fees incurred were as follows:

	Adviser Fees	Adviser Fees Waived	Expense Reimbursement

Short-Term Bond	$26,062	$(7,701)	$-

Bond Income	$20,641	$(6,710)	$-

Core	$34,852	$-	$-

Global High Income	$13,392	$(7,118)	$-

Growth	$97,816	$-	$-

International	$119,519	$-	$-

In accordance with the expense limitation noted above, for the period ended May 31, 2021, Saturna Capital waived a portion of the advisory fees of the Sextant Short-Term Bond Fund, Sextant Bond Income Fund, and Sextant Global High Income Fund. The adviser cannot recoup previously waived fees.

Saturna Brokerage Services, Inc. (“SBS”), a discount brokerage and subsidiary of Saturna Capital Corporation, is registered as a broker-dealer and acts as distributor. On October 3, 2006, The Funds adopted a Distribution Plan in accordance with Rule 12b-1 under the 1940 Act. The plan provides that the Funds will pay a fee to SBS at an annual rate of 0.25% of the average net assets of the Funds. On June 2, 2017, 12b-1 fees were terminated for all Funds except Sextant Growth Investor Shares and Sextant International Investor Shares. During the period ended May 31, 2021, the Trust paid SBS the following amounts:

Distribution (12b-1) Fees

Short-Term Bond	n/a

Bond Income	n/a

Core	n/a

Global High Income	n/a

Growth Investor Shares (SSGFX)	$6,687

Growth Z Shares (SGZFX)	n/a

International Investor Shares (SSIFX)	$62,737

International Z Shares (SIFZX)	n/a

SBS is used to effect portfolio transactions for the Trust. SBS currently executes portfolio transactions without commission. Transactions effected through other brokers are subject to commissions payable to that broker.

Saturna Trust Company (“STC”), a subsidiary of Saturna Capital, acts as retirement plan custodian for Fund shareowners. Each Fund pays an annual fee of $10 per account for retirement plan services to Saturna Trust Company. For the period ended May 31, 2021, the Funds incurred the following amounts:

Retirement plan custodial fees

Short-Term Bond	$2,791

Bond Income	$2,426

Core	$2,614

Global High Income	$1,297

Growth Investor Shares (SSGFX)	$79

Growth Z Shares (SGZFX)	$6,932

International Investor Shares (SSIFX)	$272

International Z Shares (SIFZX)	$4,169

Mrs. Jane Carten serves as a trustee and president of the Trust. She is also a director and president of Saturna Capital and vice president of Saturna Trust Company. Mrs. Carten is not compensated by the Trust. For the period ended May 31, 2021, the Trust incurred compensation expenses of $22,750 which is included in $25,805 of total expenses for the independent Trustees. The Sextant Funds incurred $18,737 of these total expenses.

The officers of the Trust are paid by Saturna Capital, not the Trust, except the Chief Compliance Officer, who may be partially compensated by the Trust. For the period ended May 31, 2021, the Funds paid the following compensation expenses for the Chief Compliance Officer:

Chief Compliance Officer

Short-Term Bond	$1,117

Bond Income	$2,645

Core	$1,902

Global High Income	$1,247

Growth	$6,214

International	$12,637

On May 31, 2021, the trustees, officers, and their affiliates as a group owned 41.09%, 27.27%, 32.41%, 58.06%, 0.04%, 18.71%, 0.00%, and 27.63% of the outstanding shares of Short-Term Bond Fund, Bond Income Fund, Core Fund, Global High Income Fund, Growth Fund Investor Shares, Growth Fund Z Shares, International Fund Investor Shares, and International Fund Z Shares, respectively.

Semi-Annual Report	May 31, 2021	51

Notes To Financial Statements (continued)

NOTE 5 – Distributions to Shareowners

The tax characteristics of distributions paid during the fiscal period ended May 31, 2021, and the fiscal year ended November 30, 2020, were as follows:

	Period ended May 31, 2021	Year ended November 30, 2020

Short-Term Bond Fund

Ordinary income	$77,405	$187,268

Bond Income Fund

Ordinary income	$153,103	$334,236

Core Fund

Ordinary income	$265,566	$179,880

Global High Income Fund

Ordinary income	$289,162	$311,447

Growth Fund

Ordinary income	$145,093	$181,466

Long-term capital gain[1]	$313,129	$1,640,414

International Fund

Ordinary income	$356,477	$627,004

[1]	Long-Term Capital Gain dividend designated at 20% rate pursuant to Section 852(b)(3) of the Internal Revenue Code.

NOTE 6 – Federal Income Taxes

The cost basis of investments for federal income tax purposes as of May 31, 2021 was as follows:

	Short-Term Bond	Bond Income

Cost of investments	$11,263,587	$10,983,603

Gross tax unrealized appreciation	$206,684	$871,807

Gross tax unrealized depreciation	$(9,490)	$(163,108)

Net tax unrealized appreciation	$197,194	$708,699

	Core	Global High Income

Cost of investments	$12,665,060	$7,661,154

Gross tax unrealized appreciation	$5,516,706	$1,304,508

Gross tax unrealized depreciation	$(8,327)	$(575,785)

Net tax unrealized appreciation	$5,508,379	$728,723

	Growth	International

Cost of investments	$24,174,739	$25,393,686

Gross tax unrealized appreciation	$37,138,645	$46,822,178

Gross tax unrealized depreciation	$(66,015)	$(63,614)

Net tax unrealized appreciation	$37,072,630	$46,758,564

As of November 30, 2020, components of distributable earnings on a tax basis were as follows:

Short-Term Bond

Undistributed ordinary income	$3,409

Tax accumulated earnings	$3,409

Accumulated capital losses	$(23,711)

Unrealized appreciation	$303,772

Total accumulated earnings	$283,470

Bond Income

Undistributed ordinary income	$1,651

Tax accumulated earnings	$1,651

Accumulated capital losses	$(15,924)

Unrealized appreciation	$1,508,774

Total accumulated earnings	$1,494,501

Core

Undistributed ordinary income	$236,803

Tax accumulated earnings	$236,803

Accumulated capital losses	$(354,496)

Unrealized appreciation	$4,460,471

Other unrealized losses	(55)

Total accumulated earnings	4,342,723

Global High Income

Undistributed ordinary income	$274,295

Tax accumulated earnings	274,295

Accumulated capital losses	(447,803)

Unrealized appreciation	(24,686)

Other unrealized gain	897

Total accumulated earnings	(197,297)

Growth

Undistributed ordinary income	$61,293

Accumulated capital gains	313,951

Tax accumulated earnings	375,244

Unrealized appreciation	36,399,797

Total accumulated earnings	36,775,041

International

Undistributed ordinary income	$330,194

Tax accumulated earnings	330,194

Accumulated capital losses	(2,807,911)

Unrealized appreciation	45,778,884

Other unrealized losses	15,037

Total accumulated earnings	43,316,204

52	May 31, 2021	Semi-Annual Report

Notes To Financial Statements (continued)

As of November 30, 2020, the Funds had capital loss carryforwards as follows, subject to regulation.

	Carryforward	Expiration

Short-Term Bond Fund

Short-term loss carryforward	$23,711	Unlimited

	$23,711

Bond Income Fund

Long-term loss carryforward	$15,924	Unlimitied

	$15,924

Core Fund

Short-term loss carryforward	$249,554	Unlimited

Long-term loss carryforward	$105,894	Unlimitied

	$355,448

Global High Income Fund

Short-term loss carryforward	$299,575	Unlimited

Long-term loss carryforward	$148,225	Unlimitied

	$447,800

International Fund

Short-term loss carryforward	$2,603,538	Unlimited

Long-term loss carryforward	$2,012,915	Unlimited

	$4,616,453

NOTE 7 – Investments

Investment transactions other than short-term investments for the period ended May 31, 2021, were as follows:

	Purchases	Sales

Short-Term Bond	$3,900,477	$2,373,078

Bond Income	$359,128	$370,000

Core	$2,175,223	$2,087,690

Global High Income	$1,173,247	$609,838

Growth	$8,286,060	$10,662,920

International	$-	$12,450,333

NOTE 8 – Custodian

Under agreements in place with the Trust’s custodian, UMB Bank, custody fees are reduced by credits for cash balances. Such reductions for the fiscal year ended May 31, 2021, were as follows:

Custodian Fee Credits

Short-Term Bond	$259

Bond Income	$277

Core	$405

Global High Income	$296

Growth	$1,269

International	$3,293

NOTE 9 – COVID-19 Pandemic

The COVID-19 pandemic has adversely impacted global commercial activity and contributed to significant volatility in global equity and debt markets. The pandemic has resulted in quarantines, stay at home orders, travel prohibitions and closures, disrupting supply chains and economic activity. The duration of the pandemic’s effects remain uncertain and difficult to assess. The effects of the pandemic may adversely impact a Fund’s performance and its ability to achieve its investment objective.

NOTE 10 – Subsequent Events

In preparing these financial statements, the Funds have evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued.

There were no other events or transactions during the period that materially impacted the amounts or disclosures in the Funds’ financial statements.

Semi-Annual Report	May 31, 2021	53

Expenses

All mutual funds have operating expenses. As a Sextant Fund shareowner, you incur ongoing costs, including management fees, distribution (or service) 12b-1 fees, and other fund expenses such as shareowner reports (such as this one). Operating expenses, which are deducted from a fund’s gross earnings, directly reduce the investment return of a fund. Mutual funds (unlike other financial investments) only report their results after deduction of operating expenses.

With the Sextant Funds, unlike many other mutual funds, you do not incur sales charges (loads) on purchases, reinvested dividends, or other distributions. You do not incur redemption fees or exchange fees. You may incur fees related to extra services requested by you for your account, such as bank wires. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

Examples

The following example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (December 1, 2020, to May 31, 2021).

Actual Expenses

The first line for each Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you have invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. The Funds may charge for extra services (such as domestic bank wires, international bank wires, or overnight courier delivery of redemption checks) rendered on request, which you may need to estimate to determine your total expenses.

Hypothetical Example For Comparison Purposes

The second line provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio (based on the last six months) and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending balance or expenses you paid for the period. You may use this information to compare ongoing costs of investing in the Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareowner reports of other mutual funds. You may wish to add other fees that are not included in the expenses shown in the table, such as charges for extra services like bank wires.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees (note that the Sextant Funds do not charge any such transactional costs). Therefore, the “Hypothetical” line of each fund is useful in comparing ongoing costs only, and may not help you determine the relative total costs of owning different funds.

	Beginning Account Value (December 1, 2020)	Ending Account Value (May 31, 2021)	Expenses Paid During Period[1]	Annualized Expense Ratio

Short-Term Bond Fund	$1,000	$998.50	$2.90	0.58%

Hypothetical (5% return before expenses)	$1,000	$1,022.03	$2.93	0.58%

Bond Income Fund	$1,000	$954.30	$2.48	0.51%

Hypothetical (5% return before expenses)	$1,000	$1,022.39	$2.57	0.51%

Core Fund	$1,000	$1,085.50	$3.11	0.60%

Hypothetical (5% return before expenses)	$1,000	$1,021.95	$3.01	0.60%

Global High Income Fund	$1,000	$1,110.90	$3.46	0.66%

Hypothetical (5% return before expenses)	$1,000	$1,021.66	$3.31	0.66%

Growth Fund Investor Shares	$1,000	$1,102.00	$3.91	0.75%

Hypothetical (5% return before expenses)	$1,000	$1,021.21	$3.76	0.75%

Growth Fund Z Shares	$1,000	$1,103.00	$2.74	0.52%

Hypothetical (5% return before expenses)	$1,000	$1,022.33	$2.63	0.52%

International Fund Investor Shares	$1,000	$1,114.60	$4.23	0.80%

Hypothetical (5% return before expenses)	$1,000	$1,020.93	$4.05	0.80%

International Fund Z Shares	$1,000	$1,115.80	$3.22	0.61%

Hypothetical (5% return before expenses)	$1,000	$1,021.89	$3.07	0.61%

[1]

Expenses are equal to the annualized expense ratio indicated above (based on the most recent semi-annual period of December 1, 2020, through May 31, 2021), multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

54	May 31, 2021	Semi-Annual Report

Availability of Portfolio Information

(1)

The Sextant Funds file complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Previously, this information was filed on Form N-Q.

(2)	The Funds’ Form N-PORT reports are available on the SEC’s website at www.sec.gov and at www.sextantfunds.com.

(3)	The Funds make a complete schedule of portfolio holdings after the end of each month available to investors at www.sextantfunds. com.

Householding Policy

To reduce expenses, we may mail only one copy of the Funds’ prospectus, each annual and semi-annual report, and proxy statements when necessary, to those addresses shared by two or more accounts. If you wish to receive individual and/or more copies of these documents, please call us at 1-800-728-8762 or write to us at Saturna Capital/Sextant Mutual Funds, P.O. Box N, Bellingham, WA 98227. We will begin sending you individual copies 30 days after receiving your request.

If you are currently receiving multiple copies and wish to receive only one copy, please call us at 1-800-728-8762 or write to us at Saturna Capital/Sextant Mutual Funds, P.O. Box N, Bellingham, WA 98227. We will begin sending you a single copy with subsequent report mailings.

Availability of Proxy Voting Information

(1)

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available (a) without charge, upon request, by calling Saturna Capital at 1-800-728-8762; (b) on the Funds’ website at www. sextantfunds.com; and (c) on the SEC’s website at www.sec.gov.

(2)

Information regarding how each Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (a) without charge, upon request, by calling Saturna Capital at 1-800-728-8762; (b) on the Funds’ website at www.sextantfunds.com; and (c) on the SEC’s website at www.sec. gov.

Statement Regarding Liquidity Risk Management Program

The Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”) to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders.

Pursuant to the Liquidity Rule, the Trust, on behalf of the Funds, has adopted a liquidity risk management program (the “Program”) to govern the Trust’s approach to managing liquidity risk. The Program is overseen by Saturna Capital’s Liquidity Risk Committee, and the Program’s principal objectives include assessing, managing and periodically reviewing each Fund’s liquidity risk, based on factors specific to the circumstances of the Fund.

At a meeting of the Board held on December 17, 2019, the Trustees received a report addressing the operation of the Program and assessing its adequacy and effectiveness of implementation. It was reported to the Board that the assessment found that the Program was adequately designed and effective in achieving its objectives. Further, that review of the Program’s implementation evidenced substantial compliance with relevant policies and procedures.

Privacy Statement

At Saturna Capital and Saturna Investment Trust, we understand the importance of maintaining the privacy of your financial information. We want to assure you that we protect the confidentiality of any personal information that you share with us. In addition, we do not sell information about our current or former customers.

In the course of our relationship, we gather certain nonpublic information about you, including your name, address, investment choices, and account information. We do not disclose your information to unaffiliated third parties unless it is necessary to process a transaction; service your account; deliver your account statements, shareowner reports and other information; or as required by law. When we disclose information to unaffiliated third parties, we require a contract to restrict the companies’ use of customer information and from sharing or using it for any purposes other than performing the services for which they were required.

We may share information within the Saturna Capital family of companies in the course of informing you about products or services that may address your investing needs.

We maintain our own technology resources to minimize the need for any third party services, and restrict access to information within Saturna. We maintain physical, electronic, and procedural safeguards to guard your personal information. If you have any questions or concerns about the security or privacy of your information, please call us at 1-800-728-8762.

Semi-Annual Report	May 31, 2021	55

SATURNA CAPITAL
1300 North State Street
Bellingham, WA 98225
www.saturna.com
1-800-728-8762

This report is issued for the information of the shareowners of the Funds. It is not authorized for distribution to prospective investors unless it is accompanied or preceded by an effective prospectus relating to the securities of the Funds. The Sextant Funds are series of Saturna Investment Trust.

Saturna Brokerage Services, Distributor

This report is printed on paper with a minimum of 30% post-consumer fiber using soy-based inks. It is 100% recyclable.

SATURNA
SUSTAINABLE FUNDS

Sustainable Equity Fund
SEEFX

Sustainable Bond Fund
SEBFX

Semi-Annual Report

May 31, 2021

Performance Summary (as of June 30, 2021)

Average Annual Returns (before any taxes paid by shareowners)
					Expense Ratio[1]

	1 Year	3 Year	5 Year	10 Year	Gross	Net

Sustainable Equity Fund (SEEFX)	28.76%	16.66%	15.57%	n/a	0.78%	0.75%

S&P Global 1200 Index	39.13%	15.33%	15.39%	11.10%	n/a	n/a

Sustainable Bond Fund (SEBFX)	4.60%	3.88%	3.00%	n/a	0.85%	0.65%

FTSE WorldBIG Index	1.95%	4.19%	2.40%	2.08%	n/a	n/a

Performance data quoted in this report represents past performance, is before any taxes payable by shareowners, and is no guarantee of future results. Current performance may be higher or lower than that stated herein. Performance current to the most recent month-end is available by calling toll-free 1-800-728-8762 or visiting www.saturnasustainable.com. Average annual total returns are historical and include change in share value as well as reinvestment of dividends and capital gains, if any. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Funds that invest in foreign securities may involve greater risk, including political and economic uncertainties of foreign countries as well as the risk of currency fluctuations.

A note about risk: Please see Notes to Financial Statements beginning on page 20 for a discussion of investment risks. For a more detailed discussion of the risks associated with each Fund, please see the Funds’ prospectus or each Fund’s summary prospectus.

A Fund’s 30-Day Yield, sometimes referred to as “standardized yield” or “SEC yield,” is expressed as an annual percentage rate using a method of calculation adopted by the Securities and Exchange Commission (SEC). The 30-Day Yield provides an estimate of a Fund’s investment income rate, but may not equal the actual income distribution rate.

[1]

By regulation, expense ratios shown in these tables are as stated in the Funds’ most recent Prospectus, dated March 30, 2021, and incorporate results for the fiscal year ended November 30, 2020. Ratios presented in this table differ from the expense ratios shown elsewhere in this report as they represent different periods. Also by regulation, the performance in this table represents the most recent quarter-end performance rather than performance through the Funds’ most recent fiscal period. Saturna Capital, the Fund’s adviser, has voluntarily capped actual expenses of the Sustainable Equity Fund at 0.75% and actual expenses of the Sustainable Bond Fund at 0.65% through March 31, 2022. For the fiscal year ended November 30, 2020, the adviser reimbursed additional expenses of the Saturna Sustainable Equity Fund such that its net operating expense ratio was 0.73%.

The S&P Global 1200 Index is a global stock market index covering nearly 70% of the world’s equity markets. The FTSE WorldBIG Index is a multi-asset, multi-currency benchmark, which provides a broad-based measure of the global fixed-income markets. Investors cannot invest directly in the indices.

The Saturna Sustainable Funds limit the securities they purchase to those consistent with sustainable principles. This limits opportunities and may affect performance.

On the cover: Mount Rainier National Park, Pierce County, Washington.

Please consider an investment’s objectives, risks, charges, and expenses carefully before investing. To obtain this and other important information about the Saturna Sustainable Funds in a prospectus or summary prospectus, ask your financial adviser, visit www.saturnasustainable.com, or call toll-free 1-800-728-8762. Please read the prospectus or summary prospectus carefully before investing.

2	May 31, 2021	Semi-Annual Report

Fellow Shareowners:	July 15, 2021

Equity securities markets appreciated sharply during the six-months ended May 31, 2021. Total return for the S&P 500 Index was 16.95% and the broader MSCI All Country World Index returned 16.20%. Saturna Sustainable Equity Fund trailed, posting a 9.58% increase for the same period. Bond markets were roiled by the “reflation trade” with the FTSE WorldBIG losing -1.80% and the FTSE USBIG falling -2.26%. Saturna Sustainable Bond Fund rose modestly, gaining 0.89%. The Saturna Sustainable Funds launched March 30, 2015, more than six years ago. Since then, assets of the Funds have grown 650% to nearly $50 million, supporting investors with an innovative approach to sustainable investing and a collection of thought-provoking white papers, practice management tools, and impact reports.

We’re pleased to report outstanding ratings for both performance and sustainability from independent performance monitor Morningstar. As of June 30, 2021, the Saturna Sustainable Equity Fund was rated 5 Stars Overall (among 282 funds in the World Large-Stock Blend category). Similary, the Saturna Sustainable Bond Fund was rated 4 Stars Overall (among 185 funds in the World Bond category). As of May 31, 2021, Saturna Sustainable Equity ranked in the 2nd percentile (among 6,932 in the Global Equity Large Cap category) for sustainability, and Saturna Sustainable Bond ranked in the 3rd percentile (among 522 funds in the Global Fixed-Income category), with both Funds earning “High” 5 Globe ratings. See page 5 for further details.

While much of the world continues to struggle with the more contagious Delta variant of the coronavirus, higher vaccination rates in the US appear to have blunted the threat, at least in those regions with greater vaccination acceptance. This will likely lead to increased economic activity, higher inflation, and stronger corporate earnings. Despite the rising rate environment at the time of writing, we note that market weakness during a time of economic ebullience would be unusual.

Morningstar® (logo omitted)

Saturna Sustainable Equity (SEEFX)

Overall Rating™	Sustainability Rating™
ê ê ê ê ê	Ø Ø Ø Ø Ø

Among 282 World Large-Stock Blend Funds, based on risk-

adjusted performance

Saturna Sustainable Bond (SEBFX)

Overall Rating™	Sustainability Rating™
ê ê ê ê	Ø Ø Ø Ø Ø

Among 185 World Bond Funds, based on risk-adjusted

performance

May 31, 2021	Semi-Annual Report	3

Political uncertainties remain, with the US administration proposing infrastructure bills and changes to the tax code. It now appears that a slimmed-down bipartisan infrastructure bill may pass. As for taxes, little has moved forward on the domestic front, but the administration has won international backing for a global minimum tax of 15% with 130 countries, including every member of the Group of 20, agreeing to the plan. The OECD estimates that governments lose $100-240 billion every year to tax avoidance, so the revenue will not make a huge difference to national budgets, but it could certainly affect individual corporate earnings for multinationals that have employed foreign domicile, royalty schemes, and other dodges. Of course, congressional approval is dubious.

Broad recovery and a return to more normal conditions seem on track, at least in places with broad vaccine acceptance. We undoubtedly face more economic turmoil, but we retain faith in the power of human resilience and creativity. Thank you for investing with us. Please read this report and let us know how we can be of assistance to you in your quest for responsible investment choices.

Respectfully,

(photo omitted)

Jane Carten,

President

(photo omitted)

Gary Goldfogel,

Independent Board Chairman

Saturna Sustainable Funds Portfolio Management

(photo omitted)	Jane Carten MBA Saturna Sustainable Equity Fund Portfolio Manager	(photo omitted)	Patrick Drum MBA, CFA®, CFP® Saturna Sustainable Bond Fund Portfolio Manager

(photo omitted)	Scott Klimo MBA, CFA® Saturna Sustainable Equity Fund Deputy Portfolio Manager	(photo omitted)	Elizabeth Alm CFA® Saturna Sustainable Bond Fund Deputy Portfolio Manager

4	May 31, 2021	Semi-Annual Report

Morningstar Ratings™	As of June 30, 2021

Morningstar™ RatingsA	1 Year	3 Year	5 Year	Overall	Sustainability Rating™ B

Saturna Sustainable Equity Fund – “Large Blend” Category

SEEFX	n/a	êêêêê	êêêêê	êêêêê	Ø Ø Ø Ø Ø

% Rank in Category	87	7	11	n/a	2

Number of Funds in Category	332	282	239	282	6,932

Saturna Sustainable Bond Fund – “Large Growth” Category
SEBFX	n/a	ê êê	ê êêê	ê êêê	Ø Ø Ø Ø Ø

% Rank in Category	53	49	34	n/a	3

Number of Funds in Category	206	185	170	185	522

The Morningstar Sustainability Ratings are not based on fund performance and are not equivalent to the Morningstar Rating (“Star Rating”).

© 2021 Morningstar®. All rights reserved. Morningstar, Inc. is an independent fund performance monitor. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

A

Morningstar Ratings™ (“Star Ratings”) are as of June 30, 2021. The Morningstar Rating™ for funds, or “star rating”, is calculated for managed products (including mutual funds, variable annuity and variable life subaccounts, exchange-traded funds, closed-end funds, and separate accounts) with at least a three-year history. Exchange-traded funds and open-ended mutual funds are considered a single population for comparative purposes. It is calculated based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a managed product’s monthly excess performance (not including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top 10% of products in each product category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars, and the bottom 10% receive 1 star. The Overall Morningstar Rating for a managed product is derived from a weighted average of the performance figures associated with its three-, five-, and 10-year (if applicable) Morningstar Rating metrics. The weights are: 100% three-year rating for 36-59 months of total returns, 60% five-year rating/40% three-year rating for 60-119 months of total returns, and 50% 10-year rating/30% five-year rating/20% three-year rating for 120 or more months of total returns. While the 10-year overall star rating formula seems to give the most weight to the 10-year period, the most recent three-year period actually has the greatest impact because it is included in all three rating periods.

B

Morningstar Sustainability Ratings are as of May 31, 2021. The Morningstar Sustainability Rating™ is intended to measure how well the issuing companies of the securities within a fund’s portfolio are managing their environmental, social, and governance (“ESG”) risks and opportunities relative to the fund’s Morningstar category peers. The Morningstar Sustainability Rating calculation is a two-step process. First, each fund with at least 50% of assets covered by a company-level ESG score from Sustainalytics receives a Morningstar Portfolio Sustainability Score™. The Morningstar Portfolio Sustainability Score is an asset-weighted average of normalized company-level ESG scores with deductions made for controversial incidents by the issuing companies, such as environmental accidents, fraud, or discriminatory behavior. The Morningstar Sustainability Rating is then assigned to all scored funds within Morningstar Categories in which at least ten (10) funds receive a Portfolio Sustainability Score and is determined by each fund’s rank within the following distribution: High (highest 10%), Above Average (next 22.5%), Average (next 35%), Below Average (next 22.5%), and Low (lowest 10%). The Morningstar Sustainability Rating is depicted by globe icons where High equals 5 globes and Low equals 1 globe.

A Sustainability Rating is assigned to any fund that has more than half of its underlying assets rated by Sustainalytics and is within a Morningstar Category with at least 10 scored funds; therefore, the rating it is not limited to funds with explicit sustainable or responsible investment mandates. Morningstar updates its Sustainability Ratings monthly. Portfolios receive a Morningstar Portfolio Sustainability Score and Sustainability Rating one month and six business days after their reported as-of date based on the most recent portfolio. As part of the evaluation process, Morningstar uses Sustainalytics’ ESG scores from the same month as the portfolio as-of date.

Saturna Sustainable Equity Fund was rated on 100% of Assets Under Management. Saturna Sustainable Bond Fund was rated on 81% of Assets Under Management.

% Rank in Category is the fund’s percentile rank for the specified time period relative to all funds that have the same Morningstar category. The highest (or most favorable) percentile rank is 1 and the lowest (or least favorable) percentile rank is 100. The top-performing fund in a category will always receive a rank of 1. Percentile ranks within categories are most useful in those categories that have a large number of funds.

The Funds’ portfolios are actively managed and are subject to change, which may result in different Morningstar Sustainability Ratings over time.

May 31, 2021	Semi-Annual Report	5

Saturna Sustainable Equity Fund: Performance Summary

Average Annual Returns as of May 31, 2021

	1 Year	5 Year	10 Year	Expense Ratio[1]

Sustainable Equity Fund (SEEFX)[2]	33.45%	15.03%	n/a	0.78%

S&P Global 1200 Index	41.58%	14.99%	10.81%	n/a

Growth of $10,000

Comparison of any mutual fund to a market index must be made bearing in mind that the index is expense-free. Conversely, the fund will (1) be actively managed; (2) have an objective other than mirroring the index, such as limiting risk; (3) bear transaction and other costs; (4) stand ready to buy and sell its securities to shareowners on a daily basis; and (5) provide a wide range of services. The graph compares $10,000 invested in the Fund on March 27, 2015, to an identical amount invested in the Standard & Poor’s Global 1200 Index, a global stock market index covering nearly 70% of the world’s equity markets. The graph shows that an investment in the Fund would have risen to $18,887 versus $19,932 in the Index.

Past performance does not guarantee future results. The “Growth of $10,000” graph and “Average Annual Returns” performance table assume the reinvestment of dividends and capital gains. They do not reflect the deduction of taxes that a shareowner might pay on fund distributions or the redemption of fund shares.

[1]

By regulation, the expense ratio shown in this table is as stated in the Fund’s most recent prospectus which is dated March 30, 2021, and incorporates results for the fiscal year ended November 30, 2020, before fee waivers. The expense ratio shown in the most recent prospectus after fee waivers was 0.75%. The ratio presented in this table differs from expense ratios shown elsewhere in this report as they represent different periods. For the fiscal year ended November 30, 2020, the adviser reimbursed additional expenses of the Saturna Sustainable Equity Fund such that its net operating expense ratio was 0.73%.

[2]	Operations commenced on March 27, 2015.

Fund Objective

The objective of the Sustainable Equity Fund is capital appreciation.

Top 10 Holdings

% of Total Net Assets

CGI Group, Class A	2.4%

Adobe	2.2%

Apple	2.2%

L’Oreal ADR	2.2%

Wolters Kluwer	2.1%

Novozymes ADR	2.1%

Home Depot	2.1%

Legrand	2.1%

Aviva ADR	2.1%

Accenture, Class A	2.0%

Portfolio Diversification

% of Total Net Assets

Large Pharma	9.6%	∎
Application Software	9.6%	∎
Household Products	7.9%	∎
Specialty Chemicals	4.4%	∎
IT Services	4.4%	∎
Commercial & Residential Building Equipment & Systems	4.0%	∎
Electrical Power Equipment	3.8%	∎
Life Insurance	3.5%	∎
Home Products Stores	3.4%	∎
Consumer Electronics	3.3%	∎
Semiconductor Devices	3.0%	∎
Health Care Facilities	2.7%	∎
Semiconductor Manufacturing	2.7%	∎
Renewable Energy Equipment	2.5%	∎
Packaged Food	2.5%	∎
Industries < 2.5%	25.3%	∎
Other Assets (net of liabilities)	7.4%	∎

6	May 31, 2021	Semi-Annual Report

Saturna Sustainable Equity Fund: Schedule of Investments	As of May 31, 2021

Common Stocks – 92.6%	Number of Shares	Cost	Market Value	Country[1]	Percentage of Net Assets

Consumer Discretionary

Apparel, Footwear & Accessory Design

adidas ADR	2,150	$306,862	$394,245	Germany[2]	1.7%

Consumer Electronic & Appliance Stores

Best Buy	1,000	80,900	116,240	United States	0.5%

E-Commerce Discretionary

Amazon.com[3]	96	201,118	309,415	United States	1.4%

Home Products Stores

Home Depot	1,500	279,738	478,365	United States	2.1%

Lowe’s	1,500	150,451	292,245	United States	1.3%

		430,189	770,610		3.4%

Other Commercial Services

Ecolab	1,500	237,915	322,620	United States	1.4%

Restaurants

Starbucks	3,213	237,202	365,896	United States	1.6%

Specialty Apparel Stores

TJX Companies	5,000	238,192	337,700	United States	1.5%

Toys & Games

Hasbro	1,800	146,315	172,746	United States	0.8%

		1,878,693	2,789,472		12.3%

Consumer Staples

Household Products

Church & Dwight	3,400	195,721	291,482	United States	1.3%

L’Oreal ADR	5,400	297,824	489,240	France	2.2%

Reckitt Benckiser Group ADR	16,700	280,226	306,512	United Kingdom	1.3%

Unicharm ADR	40,500	326,015	321,570	Japan[2]	1.4%

Unilever ADR	6,600	340,612	395,802	United Kingdom	1.7%

		1,440,398	1,804,606		7.9%

Packaged Food

Danone ADR	31,200	422,529	446,160	France	2.0%

Nestle ADR	1,000	86,610	123,670	Switzerland	0.5%

		509,139	569,830		2.5%

		1,949,537	2,374,436		10.4%

Energy

Renewable Energy Equipment

Siemens Gamesa Renewable Energy	11,000	174,378	363,180	Spain	1.6%

TPI Composites	4,500	189,621	217,350	United States	0.9%

		363,999	580,530		2.5%

Continued on next page.

The accompanying notes are an integral part of these financial statements.	May 31, 2021	Semi-Annual Report	7

Saturna Sustainable Equity Fund: Schedule of Investments	As of May 31, 2021

Common Stocks – 92.6%	Number of Shares	Cost	Market Value	Country[1]	Percentage of Net Assets

Financials

Consumer Finance

Mastercard, Class A	860	$171,375	$310,099	United States	1.4%

Life Insurance

AIA Group	25,000	198,003	333,632	Hong Kong	1.4%

Aviva ADR	40,000	355,595	468,000	United Kingdom	2.1%

		553,598	801,632		3.5%

P&C Insurance

Chubb	2,000	287,788	339,980	Switzerland	1.5%

		1,012,761	1,451,711		6.4%

Health Care

Health Care Facilities

IHH Healthcare	141,000	190,767	182,053	Malaysia	0.8%

Vestas Wind Systems	11,000	199,477	429,552	Malaysia	1.9%

		390,244	611,605		2.7%

Large Pharma

GlaxoSmithKline ADR	11,500	454,117	445,855	United Kingdom	2.0%

Johnson & Johnson	2,300	365,640	389,275	United States	1.7%

Kering ADR	2,000	172,279	183,420	France	0.8%

Novartis ADR	2,150	191,420	190,017	Switzerland	0.8%

Novo Nordisk ADR	5,100	324,489	402,390	Denmark	1.8%

Pfizer	8,000	290,709	309,840	United States	1.4%

Roche Holding ADR	5,800	251,412	253,808	Switzerland	1.1%

		2,050,066	2,174,605		9.6%

Medical Equipment

Koninklijke Philips	6,900	268,076	389,712	Netherlands	1.7%

		2,708,386	3,175,922		14.0%

Industrials

Commercial & Residential Building Equipment & Systems

Assa Abloy ADR	27,500	272,303	423,225	Sweden[2]	1.9%

Legrand	4,550	342,001	476,768	France	2.1%

		614,304	899,993		4.0%

Electrical Components

TE Connectivity	3,200	356,052	434,176	Switzerland	1.9%

Electrical Power Equipment

Schneider Electric ADR	13,600	287,302	431,664	France[2]	1.9%

Siemens ADR	5,300	361,108	434,918	Germany	1.9%

		648,410	866,582		3.8%

Rubber & Plastic

Hartalega Holdings	80,000	63,885	177,865	Malaysia	0.8%

		1,682,651	2,378,616		10.5%

Continued on next page.

8	May 31, 2021	Semi-Annual Report	The accompanying notes are an integral part of these financial statements.

Saturna Sustainable Equity Fund: Schedule of Investments	As of May 31, 2021

Common Stocks – 92.6%	Number of Shares	Cost	Market Value	Country[1]	Percentage of Net Assets

Materials

Specialty Chemicals

DSM Koninklijke	1,900	$249,713	$349,737	Netherlands	1.5%

Johnson Matthey	4,031	163,844	173,729	United Kingdom	0.8%

Novozymes ADR	6,550	329,753	479,657	Denmark	2.1%

		743,310	1,003,123		4.4%

		743,310	1,003,123		4.4%

Technology

Application Software

Adobe[3]	1,000	108,410	504,580	United States	2.2%

Atlassian[3]	1,490	257,788	347,587	Australia	1.5%

Dassault Systemes ADR	1,506	119,029	346,787	France	1.5%

Electronic Arts	2,400	303,422	343,032	United States	1.5%

OpenText	9,250	409,846	434,565	Canada	1.9%

Paypal	800	197,815	208,016	United States	1.0%

		1,396,310	2,184,567		9.6%

Communications Equipment

Apple	4,000	113,474	498,440	United States	2.2%

Consumer Electronics

Nintendo ADR	4,575	224,198	353,739	Japan[2]	1.5%

Sony ADR	4,000	261,557	398,440	Japan	1.8%

		485,755	752,179		3.3%

Electronics Components

Murata Manufacturing	4,000	203,199	302,604	Japan	1.3%

Information Services

Wolters Kluwer	5,000	371,604	479,671	Netherlands	2.1%

Infrastructure Software

Microsoft	1,438	62,724	359,040	United States	1.6%

IT Services

Accenture, Class A	1,600	275,166	451,456	Ireland	2.0%

CGI Group, Class A3	6,000	421,997	536,400	Canada	2.4%

		697,163	987,856		4.4%

Semiconductor Devices

NXP Semiconductors	1,800	179,525	380,556	Netherlands	1.7%

STMicroelectronics	7,800	224,246	291,252	Switzerland	1.3%

		403,771	671,808		3.0%

Semiconductor Manufacturing

Taiwan Semiconductor ADR	3,650	114,007	428,364	Taiwan	1.9%

Tractor Supply	1,000	172,020	181,700	United States	0.8%

		286,027	610,064		2.7%

		4,020,027	6,846,229		30.2%

Continued on next page.

The accompanying notes are an integral part of these financial statements.	May 31, 2021	Semi-Annual Report	9

Saturna Sustainable Equity Fund: Schedule of Investments	As of May 31, 2021

Common Stocks – 92.6%	Number of Shares	Cost	Market Value	Country[1]	Percentage of Net Assets

Utilities

Power Generation

Iberdrola	31,752	$363,182	$437,201	Spain	1.9%

		363,182	437,201		1.9%

Total investments		$14,722,546	$21,037,240		92.6%

Other assets (net of liabilities)			1,688,565		7.4%

Total net assets			$22,725,805		100.0%

[1]	Country of domicile unless otherwise indicated
[2]	Denotes a country or region of primary exposure
[3]	Non-income producing security

ADR: American Depository Receipt

Countries

Weightings shown are a percentage of total net assets.

10	May 31, 2021	Semi-Annual Report	The accompanying notes are an integral part of these financial statements.

Saturna Sustainable Equity Fund

Statement of Assets and Liabilities

As of May 31, 2021

Assets

Investments in securities, at value (Cost $14,722,546)	$21,037,240

Cash	1,574,075

Dividends and interest receivable	76,490

Receivable for Fund shares sold	45,249

Prepaid expenses	8,877

Other receivables	132

Total assets	22,742,063

Liabilities

Accrued advisory fees	10,654

Accrued audit expenses	2,358

Accrued retirement plan custody fee	1,368

Accrued printing fees	1,033

Accrued Chief Compliance Officer expenses	492

Accrued other expenses	353

Total liabilities	16,258

Net assets	$22,725,805

Analysis of net assets

Paid-in capital (unlimited shares authorized, without par value)	$16,540,411

Total distributable earnings	6,185,394

Net assets applicable to Fund shares outstanding	$22,725,805

Fund shares outstanding	1,244,868

Net asset value, offering, and redemption price per share	$18.26

Statement of Operations

Period ended May 31, 2021

Investment income

Dividend income (net of foreign tax of ($23,967)	$199,129

Total investment income	199,129

Expenses

Advisory fees	66,252

Filing and registration fees	10,513

Audit fees	3,485

Custodian fees	1,149

Printing and Postage fees	740

Trustee fees	615

Other operating expenses	507

Legal fees	505

Chief Compliance Officer expenses	330

Retirement plan custodial fees	246

Total gross expenses	84,342

Less adviser fees waived	(6,748)

Less custodian fee credits	(1,149)

Net expenses	76,445

Net investment income	$122,684

Net realized gain from investments and foreign currency	$40,277

Net increase in unrealized appreciation on investments and foreign currency	1,656,165

Net gain on investments and foreign currency	$1,696,442

Net increase in net assets resulting from operations	$1,819,126

The accompanying notes are an integral part of these financial statements.	May 31, 2021	Semi-Annual Report	11

Saturna Sustainable Equity Fund

Statements of Changes of Net Assets	Period ended May 31, 2021	Year ended November 30, 2020

Increase in net assets from operations

From operations

Net investment income	$122,684	$68,558

Net realized gain (loss) on investment and foreign currency	40,277	(29,089)

Net increase in unrealized appreciation on investments and foreign currencies	1,656,165	2,760,173

Net increase in net assets resulting from operations	1,819,126	2,799,642

Distributions to shareowners	(62,912)	(42,386)

Capital share transactions

Proceeds from sales of shares	4,375,703	7,996,955

Value of shares issued in reinvestment of dividends	62,910	42,319

Cost of shares redeemed	(302,726)	(2,147,693)

Total capital share transactions	4,135,887	5,891,581

Total increase in net assets	5,892,101	8,648,837

Net assets

Beginning of period	16,833,704	8,184,867

End of period	$22,725,805	$16,833,704

Shares of the Fund sold and redeemed

Number of shares sold	251,725	546,666

Number of shares issued in reinvestment of dividends	3,664	3,047

Number of shares redeemed	(17,178)	(145,697)

Net increase in number of shares outstanding	238,211	404,016

Financial Highlights	For Period ended	For year ended November 30,

Selected data per share of outstanding capital stock throughout each period:	May 31, 2021	2020	2019	2018	2017	2016

Net asset value at beginning of period	$16.72	$13.58	$11.51	$11.44	$9.43	$9.73

Income from investment operations

Net investment income	0.11	0.10	0.09	0.09	0.09	0.06

Net gains (losses) on securities (both realized & unrealized)	1.49	3.11	2.08	0.07	1.97	(0.36)

Total from investment operations	1.60	3.21	2.17	0.16	2.06	(0.30)

Less distributions

Dividends from net investment income	(0.06)	(0.07)	(0.10)	(0.09)	(0.05)	-

Total distributions	(0.06)	(0.07)	(0.10)	(0.09)	(0.05)	-

Net asset value at end of period	$18.26	$16.72	$13.58	$11.51	$11.44	$9.43

Total returnA	9.58%	23.74%	19.04%	1.39%	22.01%	(3.08)%

Ratios / supplemental data

Net assets ($000), end of period	$22,726	$16,834	$8,185	$5,658	$4,984	$3,343

Ratio of expenses to average net assets

Before fee waiversB	0.83%	0.78%	1.81%	1.27%	1.48%	1.65%

After fee waiversB	0.76%	0.75%	0.78%	0.76%	0.88%	1.00%

After fee waivers and custodian fee creditsB	0.75%	0.73%	0.75%	0.75%	0.86%	0.99%

Ratio of net investment income after fee waivers and custodian fee credits to average net assetsB	1.20%	0.61%	0.80%	0.82%	0.95%	0.67%

Portfolio turnover rateA	1%	13%	13%	8%	12%	48%

A	Not annualized for periods of less than one year
B	Annualized for periods of less than one year

12	May 31, 2021	Semi-Annual Report	The accompanying notes are an integral part of these financial statements.

Saturna Sustainable Bond Fund: Performance Summary

Average Annual Returns as of May 31, 2021

	1 Year	5 Year	10 Year	Expense Ratio[1]

Sustainable Bond Fund (SEBFX)[2]	5.80%	3.29%	n/a	0.85%

FTSE WorldBIG Index	3.42%	3.04%	2.15%	n/a

Growth of $10,000

Comparison of any mutual fund to a market index must be made bearing in mind that the index is expense-free. Conversely, the fund will (1) be actively managed; (2) have an objective other than mirroring the index, such as limiting risk; (3) bear transaction and other costs; (4) stand ready to buy and sell its securities to shareowners on a daily basis; and (5) provide a wide range of services. The graph compares $10,000 invested in the Fund on March 27, 2015, to an identical amount invested in the FTSE WorldBIG Index, a multi-asset, multi-currency benchmark, which provides a broad-based measure of the global fixed income markets. The graph shows that an investment in the Fund would have risen to $11,741 versus rising to $12,163 in the Index.

Past performance does not guarantee future results. The “Growth of $10,000” graph and “Average Annual Returns” performance table assume the reinvestment of dividends and capital gains. They do not reflect the deduction of taxes that a shareowner might pay on fund distributions or the redemption of fund shares.

[1]

By regulation, the expense ratio shown in this table is as stated in the Fund’s most recent prospectus which is dated March 30, 2021, and incorporates results for the fiscal year ended November 30, 2020, before fee waivers. The expense ratio shown in the most recent prospectus after fee waivers was 0.65%. The ratio presented in this table differs from expense ratios shown elsewhere in this report as they represent different periods.

[2]	Operations commenced March 27, 2015.

Fund Objective

The objectives of the Sustainable Bond Fund are current income and capital preservation.

Top 10 Holdings

% of Total Net Assets

Lincoln National (2.51338% due 05/17/2066)	5.6%

Canadian Imperial Bank (4.375% due 10/28/2080)	4.2%

European Investment Bank (3.30% due 02/03/2028)	4.2%

Iron Mountain Inc (5.25% due 07/15/2030)	4.1%

Mexico Bonos Desarrollo (6.50% due 06/10/2021)	3.9%

Telfon Celular del Paraguay (5.875% due 04/15/2027)	3.7%

NextEra Energy Capital (2.30888% due 06/15/2067)	3.6%

Bank of Nova Scotia (4.90% due PERP)	3.1%

Koninklijke KPN NV (5.00% due 11/18/2026)	3.1%

Telecom Italia (3.00% due 09/30/2025)	2.6%

Portfolio Diversification

% of Total Net Assets

Financials	26.1%	∎
Government Bonds	25.2%	∎
Technology	13.3%	∎
Consumer Staples	6.4%	∎
Materials	5.3%	∎
Consumer Discretionary	5.2%	∎
Communications	4.8%	∎
Energy	3.6%	∎
Health Care	1.9%	∎
Utilities	1.6%	∎
Other Assets (net of liabilities)	6.6%	∎

May 31, 2021	Semi-Annual Report	13

Saturna Sustainable Bond Fund: Schedule of Investments	As of May 31, 2021

Corporate Bonds – 68.2%	Coupon / Maturity	Face Amount	Market Value	Country[1]	Percentage of Net Assets

Communications

Telecom Italia[2]	5.303% due 05/30/2024	$250,000	$271,875	Italy	1.1%

Telfon Celular del Paraguay[5]	5.875% due 04/15/2027	900,000	948,375	Paraguay	3.7%

			1,220,250		4.8%

Consumer Discretionary

Barry Callebaut[2]	5.50% due 06/15/2023	500,000	545,654	Belgium	2.1%

Macy’s Inc[2]	8.375% due 06/15/2025	500,000	552,500	United States	2.1%

Starbucks	2.45% due 06/15/2026	250,000	264,022	United States	1.0%

			1,362,176		5.2%

Consumer Staples

Amaggi Lux Intl Sarl[2]	5.25% due 01/28/2028	500,000	523,450	Brazil	2.0%

Danone[2]	2.589% due 11/02/2023	500,000	523,282	France	2.0%

Danone[4,5]	1.75% due PERP	EUR 500,000	623,445	France	2.4%

			1,670,177		6.4%

Energy

NextEra Energy Capital (3 month LIBOR plus 2.125%)[3]	2.30888% due 06/15/2067	1,000,000	921,210	France	3.6%

			921,210		3.6%

Financials

Admiral Group[5]	5.50% due 07/25/2024	GBP 200,000	319,996	United Kingdom	1.2%

AXA[5,6]	5.125% due 01/17/2047	250,000	284,334	France	1.1%

Bank of Nova Scotia	4.90% due PERP	750,000	807,188	Canada	3.1%

First Abu Dhabi Bank[5]	3.00% due 03/30/2022	250,000	255,250	United Arab Emirates	1.0%

Hartford Financial Services Group[2]	3.164% due 02/12/2047	200,000	191,235	France	0.8%

Iron Mountain[2]	5.25% due 07/15/2030	1,000,000	1,044,150	United States	4.1%

Lincoln National (3 month LIBOR plus 2.04%)[3]	2.51338% due 05/17/2066	1,650,000	1,430,550	United States	5.6%

MAF Sukuk[5]	4.638% due 05/14/2029	600,000	674,343	United Arab Emirates	2.6%

MunichRe[7]	1.25% due 05/26/2041	EUR 200,000	245,175	Germany	1.0%

State Street (Quarterly US LIBOR plus 100)[3]	1.18388% due 06/15/2047	500,000	429,322	United States	1.7%

Toronto-Dominion Bank	1.128% due 12/09/2025	CAD 500,000	407,601	Canada	1.6%

Women’s Livelihood Bond Asset[2]	3.95% due 12/10/2024	600,000	594,106	Singapore	2.3%

			6,683,250		26.1%

Health Care

Novartis Capital	3.00% due 11/20/2025	250,000	272,374	United States	1.1%

Roche[2]	2.625% due 05/15/2026	200,000	214,693	Switzerland	0.8%

			487,067		1.9%

Continued on next page.

14	May 31, 2021	Semi-Annual Report	The accompanying notes are an integral part of these financial statements.

Saturna Sustainable Bond Fund: Schedule of Investments	As of May 31, 2021

Corporate Bonds – 68.2%	Coupon / Maturity	Face Amount	Market Value	Country[1]	Percentage of Net Assets

Materials

Ball	5.25% due 07/01/2025	400,000	452,500	United States	1.8%

Koninklijke DSM[5]	1.00% due 04/09/2025	EUR 500,000	634,621	Netherlands	2.5%

Stora Enso[2]	7.25% due 04/15/2036	200,000	264,669	Finland	1.0%

			1,351,790		5.3%

Technology

Adobe	2.30% due 02/01/2030	$200,000	$205,148	United States	0.8%

Koninklijke KPN	8.375% due 10/01/2030	250,000	348,638	Netherlands	1.4%

Microsoft	3.625% due 12/15/2023	250,000	269,220	United States	1.1%

Nokia	3.375% due 06/12/2022	550,000	564,097	Finland	2.2%

Nokia[5]	2.375% due 05/15/2025	EUR 500,000	645,393	Finland	2.5%

NXP BV/NXP Funding[2]	3.40% due 05/01/2030	250,000	269,374	Netherlands	1.1%

RELX	4.00% due 03/18/2029	400,000	448,769	United Kingdom	1.6%

Telecom Italia[5]	3.00% due 09/30/2025	EUR 520,000	676,805	Italy	2.6%

			3,427,444		13.3%

Utilities

United Utilities	6.875% due 08/15/2028	135,000	172,188	United Kingdom	0.7%

Tabreed Sukuk[5]	5.50% due 10/31/2025	200,000	230,339	France	0.9%

			402,527		1.6%

Total Corporate Bonds			$17,525,891		68.2%

Continued on next page.

The accompanying notes are an integral part of these financial statements.	May 31, 2021	Semi-Annual Report	15

Saturna Sustainable Bond Fund: Schedule of Investments	As of May 31, 2021

Government Bonds –25.2%	Coupon / Maturity	Face Amount	Market Value	Country[1]	Percentage of Net Assets

Financial Services

European Investment Bank	3.30% due 02/03/2028	AUD 1,250,000	$1,081,864	Luxembourg	4.2%

KFW	2.00% due 11/30/2021	250,000	252,340	Germany	1.0%

			1,334,204		5.2%

Foreign Government Bonds

Canadian Imperial Bank[8]	4.375% due 10/28/2080	CAD 1,250,000	1,083,839	Brazil	4.2%

Federal Republic of Brazil	12.50% due 01/05/2022	BRL 2,000,000	398,768	Brazil	1.6%

International Finance Corp[5]	4.60% due 01/27/2023	BRL 1,000,000	187,132	Brazil	0.7%

INTL BK RECON & DEVELOP	4.25% due 01/22/2026	MXN 10,000,000	470,278	Germany	1.8%

Koninklijke KPN NV5	5.00% due 11/18/2026	GBP 500,000	801,794	Colombia	3.1%

Mexico Bonos Desarrollo	6.50% due 06/10/2021	MXN 20,000,000	1,003,826	Mexico	3.9%

Ontario	2.65% due 02/05/2025	CAD 500,000	440,214	Canada	1.7%

Perusahaan Penerbit SBSN[5]	3.75% due 03/01/2023	250,000	263,350	Indonesia	1.0%

Queensland Treasury[5]	2.50% due 03/06/2029	AUD 600,000	498,904	Australia	2.0%

			5,148,105		20.0%

Total Government Bonds			$6,482,309		25.2%

Total investments	(Cost $23,433,542)		$24,008,200		93.4%

Other assets (net of liabilities)			1,695,993		6.6%

Total net assets			$25,704,193		100.0%

[1]	Country of risk
[2]

Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At May 31, 2021, the net value of these securities was $4,994,988 representing 19.4% of net assets.

[3]	Variable rate security. The interest rate represents the rate in effect on May 31, 2021 and resets periodically based on the parenthetically disclosed reference rate and spread.
[4]	Danone is a fixed-to-float bond. The bond has a fixed rate until June 23, 2023. The interest rate represents the rate in effect on May 31, 2021.
[5]

Security was purchased pursuant to Regulation S under the Securities Act of 1933 which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. On May 31, 2021, the aggregate value of these securities was $7,044,081 representing 27.2% of net assets.

[6]	AXA is a fixed-to-float bond. The bond has a fixed rate until January 17, 2027. The interest rate represents the rate in effect on May 31, 2021.
[7]	MunichRe is a fixed-to-float bond. The bond has a fixed rate until May 26, 2031. The interest rate represents the rate in effect on May 31, 2021.
[8]	Canadian Imperial Bank is a fixed-to-float bond. The bond has a fixed rate until October 28, 2025. The interest rate represents the rate in effect on May 31, 2021.

PERP: Security is perpetual in nature and has no stated maturity

AUD: Australian Dollar

BRL: Brazilian Real

CAD: Canadian Dollar

EUR: Euro

GBP: Great British Pound

MXN: Mexican Peso

16	May 31, 2021	Semi-Annual Report	The accompanying notes are an integral part of these financial statements.

Saturna Sustainable Bond Fund: Schedule of Investments	As of May 31, 2021

Countries

Weightings shown are a percentage of total net assets.

Bond Quality Diversification

% of Total Net Assets

Rated “AAA”	7.0%	∎
Rated “AA+”	1.9%	∎
Rated “AA”	0.8%	∎
Rated “AA-”	2.1%	∎
Rated “A+”	1.7%	∎
Rated “A”	5.6%	∎
Rated “A-”	2.5%	∎
Rated “BBB+”	9.7%	∎
Rated “BBB”	20.1%	∎
Rated “BBB-”	11.0%	∎
Rated “BB+”	19.7%	∎
Rated “BB-”	7.8%	∎
Not Rated	3.5%	∎

Other Assets (net of liabilities)	6.6%	∎

Credit ratings are the lesser of S&P Global Ratings or Moody’s Investors Service. If neither S&P nor Moody’s rate a particular security, that security is categorized as not rated (except for US Treasury securities and securities issued or backed by US agencies which inherit the credit rating for the US government). Ratings range from AAA (highest) to D (lowest). Bonds rated BBB or above are considered investment grade. Credit ratings BB and below are lower-rated securities (junk bonds). Ratings apply to the creditworthiness of the issuers of the underlying securities and not the fund or its shares. Ratings may be subject to change.

The accompanying notes are an integral part of these financial statements.	May 31, 2021	Semi-Annual Report	17

Saturna Sustainable Bond Fund

Statement of Assets and Liabilities

As of May 31, 2021

Assets

Investments in securities, at value (Cost $23,433,542)	$24,008,200

Cash	1,311,044

Dividends and interest receivable	296,784

Receivable for Fund shares sold	100,186

Other assets	13,243

Total assets	25,729,457

Liabilities

Accrued advisory fees	6,610

Accrued trustee expenses	4,585

Accrued Chief Compliance Officer expenses	3,534

Accrued printing fees	3,320

Accrued postage fees	2,768

Accrued legal expenses	2,056

Accrued other expenses	1,290

Accrued retirement plan custody fee	1,101

Total liabilities	25,264

Net assets	$25,704,193

Analysis of net assets

Paid-in capital (unlimited shares authorized, without par value)	$24,722,465

Total distributable earnings	981,728

Net assets applicable to Fund shares outstanding	$25,704,193

Fund shares outstanding	2,493,006

Net asset value, offering, and redemption price per share	$10.31

Statement of Operations

Period ended May 31, 2021

Investment income

Interest income	$332,811

Miscellaneous income	25

Total investment income	332,836

Expenses

Advisory fees	63,744

Filing and registration fees	11,763

Audit fees	7,121

Trustee fees	5,611

Chief Compliance Officer expenses	4,478

Printing and Postage fee expense	4,257

Other operating expenses	2,135

Legal fees	1,828

Custodian fees	1,581

Retirement plan custodial fees	1,244

Total gross expenses	103,762

Less adviser fees waived	(26,847)

Less custodian fee credits	(1,581)

Net expenses	75,334

Net investment income	$257,502

Net realized gain from investments and foreign currency	270,750

Net decrease in unrealized appreciation on investments and foreign currency	(364,444)

Net loss on investments	$(93,694)

Net increase in net assets resulting from operations	$163,808

18	May 31, 2021	Semi-Annual Report	The accompanying notes are an integral part of these financial statements.

Saturna Sustainable Bond Fund

Statements of Changes in Net Assets	Period ended May 31, 2021	Year ended November 30, 2020

Increase (decrease) in net assets from operations

From operations

Net investment income	$257,502	$626,658

Net realized gains on investments and foreign currency	270,750	21,779

Net increase (decrease) in unrealized appreciation	(364,444)	996,180

Net increase in net assets	163,808	1,644,617

Distributions to shareowners	(24,312)	(293,065)

Capital share transactions

Proceeds from sales of shares	5,994,797	7,552,324

Value of shares issued in reinvestment of dividends	21,140	255,413

Cost of shares redeemed	(2,423,770)	(14,962,191)

Total capital share transactions	3,592,167	(7,154,454)

Total increase (decrease) in net assets	3,731,663	(5,802,902)

Net assets

Beginning of period	21,972,530	27,775,432

End of period	$25,704,193	$21,972,530

Shares of the Fund sold and redeemed

Number of shares sold	584,929	764,964

Number of shares issued in reinvestment of dividends	2,062	26,166

Number of shares redeemed	(236,905)	(1,510,755)

Net increase (decrease) in number of shares outstanding	350,086	(719,625)

Financial Highlights	For period ended		For year ended November 30,

Selected data per share of outstanding capital stock throughout each period:	May 31, 2021	2020	2019	2018	2017	2016

Net asset value at beginning of period	$10.25	$9.70	$9.39	$9.87	$9.65	$9.75

Income from investment operations

Net investment income	0.11	0.23	0.28	0.26	0.27	0.24

Net gains (losses) on securities (both realized and unrealized)	(0.04)	0.42	0.29	(0.48)	0.23	(0.10)

Total from investment operations	0.07	0.65	0.57	(0.22)	0.50	0.14

Less distributions

Dividends from net investment income	(0.01)	(0.10)	(0.26)	(0.26)	(0.27)	(0.24)

Capital gains distribution	-	-	-	-	(0.01)	-

Total distributions	(0.01)	(0.10)	(0.26)	(0.26)	(0.28)	(0.24)

Net asset value at end of period	$10.31	$10.25	$9.70	$9.39	$9.87	$9.65

Total returnA	0.89%	6.78%	6.09%	(2.29)%	5.28%	1.37%

Ratios / supplemental data

Net assets ($000), end of period	$25,704	$21,973	$27,775	$31,647	$21,980	$8,639

Ratio of expenses to average net assets

Before fee waiversB	0.90%	0.85%	0.83%	0.77%	0.92%	1.17%

After fee waiversB	0.66%	0.67%	0.66%	0.66%	0.75%	0.89%

After fee waivers and custodian fee creditsB	0.65%	0.65%	0.65%	0.65%	0.74%	0.89%

Ratio of net investment income after fee waivers and custodian fee credits to average net assetsB	2.22%	2.33%	2.87%	2.99%	2.82%	2.46%

Portfolio turnover rateA	38%	63%	38%	25%	14%	46%

A	Not annualized on periods less than one year.
B	Annualized on periods less than one year.

The accompanying notes are an integral part of these financial statements.	May 31, 2021	Semi-Annual Report	19

Notes To Financial Statements

NOTE 1 - Organization

Saturna Investment Trust (the “Trust”) was established under Washington State Law as a business trust on February 20, 1987. The Trust is registered as an open-end, diversified management company under the Investment Company Act of 1940, as amended. Nine portfolio series have been created to date, two of which are covered by this annual report: Saturna Sustainable Equity Fund and Saturna Sustainable Bond Fund (the “Funds”). The Sextant Short-Term Bond Fund, Sextant Bond Income Fund, Sextant Core Fund, Sextant Global High Income Fund, Sextant Growth Fund, Sextant International Fund, and the Idaho Tax-Exempt Fund are offered through separate prospectuses, the results of which are contained in separate reports.

Saturna Sustainable Equity Fund and Saturna Sustainable Bond Fund commenced operations on March 27, 2015.

Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies”.

Investment risks:

Saturna Sustainable Equity and Saturna Sustainable Bond Funds: The value of each Fund’s shares rises and falls as the value of the securities in which the Fund invests goes up and down. Fund share prices, yields, and total returns will change with market fluctuations as well as the fortunes of the countries, industries, and companies in which the Fund invests. The Funds do not use derivatives to hedge currency, interest rate, or credit risk.

Ratings are dependent upon the associated ESG risks that are most pertinent to the sector in which an issuer operates. The ratings process associated with sustainable and responsible investing reduces the investable universe for each Fund, which limits opportunities and may increase the risk of loss during market declines. The adviser believes that sustainable investing may mitigate security-specific risk, but there is no guarantee that the securities favored by our investment process will perform better and may perform worse than those that are not favored.

The Funds may invest substantially in one or more sectors, which can increase volatility and exposure to issues specific to a particular sector or industry.

Foreign investing involves risks not normally associated with investing in US securities. These include fluctuations in currency exchange rates, less public information about securities, less governmental market supervision, and the lack of uniform financial, social, and political standards. Foreign investing heightens the risk of confiscatory taxation, seizure or nationalization of assets, establishment of currency controls, or adverse political or social developments that affect investments. The risks of investing in foreign securities are typically greater in less developed or emerging countries.

Liquidity risk exists when particular investments are difficult to sell. If a Fund holds illiquid investments, its portfolio may be more difficult to value, especially in changing markets. Investments by a Fund in foreign securities and those that are thinly traded, such as lower quality issuers, and smaller companies tend to involve greater liquidity risk. If a Fund is forced to sell or unwind these investments to meet redemptions or for other cash needs, the Fund may suffer a penalty. Additionally, the market for certain investments may become illiquid under adverse market or economic conditions independent of any specific adverse changes in the conditions of a particular issuer. In such cases, the Fund, due to limitations on investments in illiquid securities and the difficulty in purchasing and selling such securities, may be unable to achieve its investment objective.

Saturna Sustainable Bond Fund: The risks inherent in the Saturna Sustainable Bond Fund depend primarily on the terms and quality of the obligations in its portfolio, as well as on bond market conditions. When interest rates rise, bond prices fall. When interest rates fall, bond prices go up. Bonds with longer maturities usually are more sensitive to interest rate changes than bonds with shorter maturities. The Fund entails credit risk, which is the possibility that a bond will not be able to pay interest or principal when due. If the credit quality of a bond is perceived to decline, investors will demand a higher yield, which means a lower price on that bond to compensate for the higher level of risk.

The Fund may invest a portion of its assets in securities issued by government sponsored entities such as Fannie Mae, Freddie Mac, and the Federal Home Loan Banks in the US. Foreign governments also sponsor similar entities, which may promote activities such as low-cost housing or alternative energy. The Fund may also invest in the issues of regional, state, and local governments. The terms of such issues can be complex, and there can be no assurance that a government entity will support such enterprises that encounter financial difficulty.

Issuers of high-yield securities are generally not as strong financially as those issuing higher quality securities. These issuers are more likely to encounter financial difficulties and are more vulnerable to changes in the relevant economy that could affect their ability to make interest and principal payments as expected. High-yield bonds may have low or no ratings, and may be considered “junk bonds.”

Bond investments, especially mortgage-backed and asset-backed securities, are subject to the risk that borrowers will prepay the principal more quickly than expected (prepayment risk) or more slowly than expected (extension risk), which will affect the yield, average life, and price of the securities.

NOTE 2 - Unaudited Information

The information in this interim report has not been subjected to independent audit.

NOTE 3 - Significant Accounting Policies

The following is a summary of the significant accounting policies, in conformity with accounting principles generally accepted in the United States of America, which are consistently followed by the Funds in preparation of their financial statements.

Security valuation:

Investments in securities traded on a national securities exchange and over-the-counter securities for which sale prices are available are valued at that price. Securities for which there are no sales are valued at the latest bid price.

Debt securities are valued using bid-side valuations provided by an independent service. The service determines valuations using factors such as yields or prices of bonds of comparable quality,

20	May 31, 2021	Semi-Annual Report

Notes To Financial Statements (continued)

type of issue, coupon maturity, ratings, trading activity, and general market conditions.

Fixed-income debt instruments, such as commercial paper, bankers’ acceptances, and US Treasury Bills, with a maturity of 60 days or less are valued at amortized cost, which approximates market value. Any discount or premium is accreted or amortized on a straight-line basis until maturity.

Foreign markets may close before the time as of which the Funds’ share prices are determined. Because of this, events occurring after the close and before the determination of the Funds’ share prices may have a material effect on the values of some or all of the Funds’ foreign securities. To account for this, the Funds may use outside pricing services for valuation of their non-US securities.

In cases in which there is not a readily available market price, a fair value for such security is determined in good faith by or under the direction of the Board of Trustees.

Security transactions are recorded on the trade date. Realized gains and losses on sales of securities are recorded on the identified cost basis.

Foreign currency:

Investment securities and other assets and liabilities denominated in foreign currencies are translated into US dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into US dollar amounts on the respective dates of such transactions.

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds’ books and the US dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

Share valuation:

The net asset value (“NAV”) per share of each Fund is calculated by dividing the sum of the value of the securities held by each Fund, plus cash and other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for each Fund, rounded to the nearest cent. The Funds’ shares are not priced or traded on days the New York Stock Exchange is closed. The NAV is the offering and redemption price per share.

Fair value measurements:

Accounting Standards Codification (ASC) 820 establishes a three-tier framework for measuring fair value based on a hierarchy of inputs. The hierarchy distinguishes between market data obtained from independent sources (observable inputs) and the Funds’ own market assumptions (unobservable inputs). These inputs are used in determining the value of the Funds’ investments and are summarized below.

Level 1 —	Unadjusted quoted prices in active markets for identical assets or liabilities that the Trust has the ability to access.

Level 2 —

Observable inputs other than quoted prices in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3 —

Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Trust’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The table on page 22 is a summary of the inputs used as of May 31, 2021, in valuing the Funds’ investments carried at fair value.

Investment concentration:

The Funds may have deposits of cash with the custodian from time to time for one or more reasons. “Other assets (net of liabilities)” in the Funds’ Schedules of Investments primarily represents cash on deposit with the custodian. Cash on deposit will vary widely over time. Accounting Standards Codification (“ASC”) 825, “Financial Instruments,” identifies these items as a concentration of credit risk. The risk is managed by careful financial analysis and review of the custodian’s operations, resources, and protections available to the Trust. This process includes evaluation of other financial institutions providing investment company custody services.

May 31, 2021	Semi-Annual Report	21

Notes To Financial Statements (continued)

The following is a summary of the inputs used as of May 31, 2021, in valuing the Funds’ investments carried at value:

Funds	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input	Total

Sustainable Equity Fund

Common Stocks

Consumer Discretionary	$2,789,472	$-	$-	$2,789,472

Consumer Staples	2,374,436	-	-	2,374,436

Energy	217,350	363,180	-	580,530

Financials	1,118,079	333,632	-	1,451,711

Health Care	2,564,317	611,605	-	3,175,922

Industrials	1,723,983	654,633	-	2,378,616

Materials	479,657	523,466	-	1,003,123

Technology	6,063,954	782,275	-	6,846,229

Utilities	-	437,201	-	437,201

Total Assets	$17,331,248	$3,705,992	$-	$21,037,240

Sustainable Bond Fund

Corporate Bonds

Communications	$-	$1,220,250	$-	$1,220,250

Consumer Discretionary	-	1,362,176	-	1,362,176

Consumer Staples	-	1,670,177	-	1,670,177

Energy	-	921,210	-	921,210

Financials	-	6,089,144	594,106	6,683,250

Health Care	-	487,067	-	487,067

Materials	-	1,351,790	-	1,351,790

Technology	-	3,427,444	-	3,427,444

Utilities	-	402,527	-	402,527

Total Corporate Bonds	-	16,931,785	594,106	17,525,891

Government Bonds[1]	-	$6,482,309	-	6,482,309

Total Assets	$-	$23,414,094	$594,106	$24,008,200

[1]	See Schedule of Investments for industry breakout.

During the period ended May 31, 2021, no Fund had transfers between Level 1 or Level 2.

The following is a reconciliation of assets and liabilities for which Level 3 inputs were used in determining value.

Corporate Bonds

Beginning balance	$-

Total realized gain (loss)	-

Change in unrealized appreciation (depreciation)	(5,894)

Net purchases	600,000

Net Sales	-

Accrued Interest	-

Transfers into Level 3	-

Transfers out of Level 3	-

Ending Balance	$594,106

The following is quantitative information about significant unobservable inputs (Level 3) for the Company as of May 31, 2021.

Asset Category	Fair Value	Valuation Technique	Unobservable Input	Input value

Financials	$594,106	Market Comparable	Spread to benchmark	356bp

The following represents the impact on fair value measurements to changes in unobservable inputs:

Unobservable Input	Increase in Inputs Impact on Valuation	Decrease in Inputs Impact on Valuation

Spread to benchmark	Increase	Decrease

22	May 31, 2021	Semi-Annual Report

Notes To Financial Statements (continued)

Federal income taxes:

The Funds intend to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and to make the requisite distributions of income and capital gains to its shareowners sufficient to relieve them from all or substantially all federal income taxes. Therefore, no federal income tax provision is required.

The Funds recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Funds’ tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2017-2019) or expected to be taken in the Funds’ 2020 tax returns. The Funds identify their major tax jurisdictions as US federal and foreign jurisdictions where the Funds make significant investments; however, the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

Reclassification of capital accounts:

Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting.

As of May 31, 2021, there were no reclassifications to the capital accounts.

Distributions to shareowners:

Sustainable Bond Fund and Sustainable Equity Fund pays income dividends annually, typically by the end of the year. As a result of its investment strategy, the Saturna Sustainable Equity Fund may not pay income dividends. For both Funds, distributions of capital gains, if any, are made at least annually, and as required to comply with federal excise tax requirements. Distributions to shareowners are determined in accordance with income tax regulations and are recorded on the ex-dividend date. Dividends are paid in shares of the Funds, at the net asset value on the payable date. Shareowners may elect to take distributions if they total $10 or more in cash.

Use of estimates:

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Foreign taxes:

Withholding taxes on foreign dividends are paid (a portion of which may be reclaimable) or provided for in accordance with the applicable country’s tax rules and rates and are disclosed in the Statement of Operations. Withholding tax reclaims are filed in certain countries to recover a portion of the amounts previously withheld. The Funds record a reclaim receivable based on a number of factors, including a jurisdiction’s legal obligation to pay reclaims as well as payment history and market convention.

LIBOR Transition Risk:

The United Kingdom’s Financial Conduct Authority announce a phase out of the London Interbank Offered Rate (“LIBOR”) by the end of 2021 and it is expected that LIBOR will cease to be published after that time. The Funds may be exposed to financial instruments tied to LIBOR to determine payment obligations, financing terms, hedging activities, or investment value. The transition process away from LIBOR might lead to increase volatility and illiquidity in markets for , and reduce the effectiveness of new hedges placed against, instruments whose term currently include LIBOR. The ultimate effect of the LIBOR transition process on the Funds is uncertain.

Other

Interest income is recognized on an accrual basis. Premiums on securities purchased are amortized, and discounts are accreted using the yield to maturity method over the lives of the respective securities or where applicable, to the first call date of the securities. Dividends from equity securities are recorded as income on the ex-dividend date or as soon as information is available to the fund.

Recent Accounting Pronouncement:

In August 2018, FASB issued Accounting Standards Update No. 2018-13, “Fair Value Measurement (Topic 820: Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurement” (“ASU 2018-13”). ASU 2018-13 eliminates the requirement to disclose the amount of and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the timing of transfers between levels of the fair value hierarchy and the valuation processes for Level 3 fair value measurements. ASU 2018-13 will require the need to disclose the range and weighted average used to develop significant unobservable inputs for Level 3 fair value measurements and the changes in unrealized gains and losses for recurring Level 3 fair value measurements. ASU 2018-13 will also require that information is provided about the measurement uncertainty of Level 3 fair value measurements as of the reporting date. The guidance is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019, and allows for early adoption of either the entire standard or only the provisions that eliminate or modify the requirements. Management has elected to adopt early the provisions that eliminate the disclosure requirements. Management is still currently evaluating the impact of applying the rest of the guidance.

May 31, 2021	Semi-Annual Report	23

Notes To Financial Statements (continued)

NOTE 4 – Transactions with Affiliated Persons

Under contracts approved annually by the Board of Trustees, including those who are not parties to the contract or “interested persons” (as defined in the Investment Company Act of 1940) of such parties or the Trust (the “Independent Trustees”), Saturna Capital Corporation (“Saturna Capital”) provides investment advisory services and certain other administrative services required to conduct Trust business. Expenses incurred by the Trust on behalf of the Funds (e.g., legal fees) are allocated to the Funds on the basis of relative daily average net assets. For such services, each of the Funds pays the adviser an Investment Advisory and Administrative Services Fee of 0.65% for the Sustainable Equity Fund and 0.55% for the Sustainable Bond Fund of average net assets per annum, payable monthly. In addition, the adviser has agreed to certain limits on other expenses, as described below.

The Adviser has voluntarily undertaken to limit expenses of the Sustainable Equity Fund to 0.75% and the Sustainable Bond Fund to 0.65% through March 31, 2022. For the fiscal period ended May 31, 2021, the advisory fees incurred were as follows:

	Adviser Fees	Adviser Fees Waived

Sustainable Equity	$66,252	$(6,748)

Sustainable Bond	$63,744	$(26,847)

In accordance with the expense limitation noted above, for the fiscal period ended May 31, 2021, Saturna Capital waived a portion of the advisory fees of the Sustainable Equity Fund and Sustainable Bond Fund. The adviser cannot recoup previously waived fees. Saturna Brokerage Services, Inc. (“SBS”), a discount brokerage and subsidiary of Saturna Capital Corporation, is registered as a broker-dealer and acts as distributor. On December 19, 2014, the Funds adopted a Distribution Plan in accordance with Rule 12b-1 under the 1940 Act. On June 2, 2017, 12b-1 fees were terminated for both Saturna Sustainable Funds.

SBS is used to effect portfolio transactions for the Trust. SBS currently executes portfolio transactions without commission. Transactions effected through other brokers are subject to commissions payable to that broker.

Saturna Trust Company (“STC”), a subsidiary of Saturna Capital, acts as retirement plan custodian for Fund shareowners. Each Fund pays an annual fee of $10 per account for retirement plan services to Saturna Trust Company. For the fiscal period ended May 31, 2021, the Funds incurred the following amounts:

Retirement plan custodial fees

Sustainable Equity	$246

Sustainable Bond	$1,244

Mrs. Jane Carten serves as a trustee and president of the Trust. She is also a director and president of Saturna Capital and vice president of Saturna Trust Company. Mrs. Carten is not compensated by the Trust. For the fiscal period ended May 31, 2021, the Trust incurred compensation expenses of $22,750 which is included in $25,805 of total expenses for the independent Trustees. The Saturna Sustainable Funds incurred $6,226 of these total expenses.

The officers of the Trust are paid by Saturna Capital, not the Trust, except the Chief Compliance Officer, who may be partially compensated by the Trust. For the fiscal period ended May 31, 2021, the Funds paid the following compensation expenses for the Chief Compliance Officer:

Chief Compliance Officer

Sustainable Equity	$330

Sustainable Bond	$4,478

On May 31, 2021, the trustees, officers, and their affiliates as a group owned 36.40% and 15.97% of the outstanding shares of Sustainable Equity Fund and Sustainable Bond Fund, respectively.

NOTE 5 – Distributions to Shareowners

The tax characteristics of distributions paid during the fiscal period ended May 31, 2021, and the fiscal year ended November 30, 2020, were as follows:

	Period ended May 31, 2021	Year ended November 30, 2020

Sustainable Equity Fund

Ordinary income	$62,912	$42,386

Sustainable Bond Fund

Ordinary income	$24,312	$293,065

NOTE 6 – Federal Income Taxes

The cost basis of investments for federal income tax purposes on May 31, 2021, was as follows:

	Sustainable Equity	Sustainable Bond

Cost of investments	$14,722,546	$23,433,542

Gross tax unrealized appreciation	$6,337,519	$810,727

Gross tax unrealized depreciation	$(22,825)	$(236,069)

Net tax unrealized appreciation (depreciation)	$6,314,694	$574,658

As of November 30, 2020, components of distributable earnings on a tax basis were as follows:

Sustainable Equity

Undistributed ordinary income	$62,316

Accumulated capital losses	(292,206)

Unrealized appreciation	4,658,746

Other unrealized losses	325

Total accumulated earnings	$4,429,181

Sustainable Bond

Undistributed net investment income (loss)	$(48,793	)A

Accumulated capital losses	(55,758)

Unrealized appreciation	938,228

Other unrealized appreciation	8,555

Total accumulated earnings	$842,232

A Represents late year loss deferrals

24	May 31, 2021	Semi-Annual Report

Notes To Financial Statements (continued)

On November 30, 2020, the Funds had capital loss carryforwards as follows, subject to regulation.

	Carryforward	Expiration

Sustainable Equity Fund

Short-term loss carryforward	$260,269	Unlimited

Long-term loss carryforward	$31,937	Unlimited

	$292,206

	Carryforward	Expiration

Sustainable Bond Fund

Long-term loss carryforward	$55,758	Unlimited

	$55,758

NOTE 7 – Investments

Investment transactions other than short-term investments for the fiscal period ended May 31, 2021, were as follows:

	Purchases	Sales

Sustainable Equity	$3,807,689	$148,522

Sustainable Bond	$12,186,737	$8,072,300

NOTE 8 – Custodian

Under agreements in place with the Trust’s custodian, UMB Bank, custody fees are reduced by credits for cash balances. Such reductions for the period ended May 31, 2021, were as follows:

Custodian Fee Credits

Sustainable Equity	$1,149

Sustainable Bond	$1,581

NOTE 9 – COVID-19 Pandemic

The COVID-19 pandemic has adversely impacted global commercial activity and contributed to significant volatility in global equity and debt markets. The pandemic has resulted in quarantines, stay at home orders, travel prohibitions and closures, disrupting supply chains and economic activity. The duration of the pandemic’s effects remain uncertain and difficult to assess. The effects of the pandemic may adversely impact a Fund’s performance and its ability to achieve its investment objective.

NOTE 10 – Subsequent Events

In preparing these financial statements, the Funds have evaluatedevents and transactions for potential recognition or disclosure through the date the financial statements were issued.

There were no other events or transactions during the period that materially impacted the amounts or disclosures in the Funds’ financial statements.

May 31, 2021	Semi-Annual Report	25

Expenses

All mutual funds have operating expenses. As a Saturna Sustainable Fund shareowner, you incur ongoing costs, including management fees and other Fund expenses such as shareowner reports (like this one). Operating expenses, which are deducted from a fund’s gross earnings, directly reduce the investment return of a fund. Mutual funds (unlike other financial investments) only report their results after deduction of operating expenses.

With the Saturna Sustainable Funds, unlike many mutual funds, you do not incur sales charges (loads) on purchases, reinvested dividends, or other distributions. You do not incur redemption fees or exchange fees. You may incur fees related to extra services requested by you for your account, such as bank wires. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

Examples

The following examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period (December 1, 2020 to May 31, 2021).

Actual Expenses

The first line for each Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you have invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid

During Period” to estimate the expenses you paid on your account during this period. The Funds may charge for extra services (such as domestic bank wires, international bank wires, or overnight courier delivery of redemption checks) rendered on request, which you may need to estimate to determine your total expenses.

Hypothetical Example For Comparison Purposes

The second line for each Fund provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio (based on the last six months) and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareowner reports of other mutual funds. You may wish to add other fees that are not included in the expenses shown in the table, such as IRA fees charged by custodians other than Saturna Trust Company (note that Saturna does not charge such fees to shareowners directly on Saturna IRAs, ESAs, or HSAs with the Saturna Sustainable Funds), and charges for extra services such as bank wires.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or exchange fees (note that the Saturna Sustainable Funds do not assess any such transactional costs). Therefore, the “Hypothetical” line of each fund is useful in comparing ongoing costs only, and may not help you determine the relative total costs of owning different funds.

	Beginning Account Value [December 1, 2020]	Ending Account Value [May 31, 2021]	Expenses Paid During Period	Annualized Expense Ratio

Sustainable Equity Fund (SEEFX), Actual	$1,000.00	$1,095.80	$3.91	0.75%

Hypothetical (5% return before expenses)	$1,000.00	$1,021.20	$3.77	0.75%

Sustainable Bond Fund (SEBFX), Actual	$1,000.00	$1,008.90	$3.26	0.65%

Hypothetical (5% return before expenses)	$1,000.00	$1,021.69	$3.28	0.65%

Expenses are equal to annualized expense ratios indicated above (based on the most recent fiscal period of December 1, 2020, through May 31, 2021) multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

26	May 31, 2021	Semi-Annual Report

Availability of Portfolio Information

(1)

The Saturna Sustainable Funds file complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Previously, this information was filed on Form N-Q.

(2)	The Funds’ Form N-PORT reports are available on the SEC’s website at www.sec.gov and at www.saturnasustainable.com.

(3)	The Funds make a complete schedule of portfolio holdings after the end of each month available to investors at www.saturnasustainable.com.

Availability of Proxy Voting Information

(1)

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available (a) without charge, upon request, by calling Saturna Capital at 1-800-728-8762; (b) on the Funds’ website at www.saturnasustainable.com; and (c) on the SEC’s website at www.sec.gov.

(2)

Information regarding how each Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (a) without charge, upon request, by calling Saturna Capital at 1-800-728-8762; (b) on the Funds’ website at www.saturnasustainable.com; and (c) on the SEC’s website at www.sec.gov.

Householding Policy

To reduce expenses, we may mail only one copy of the Funds’ prospectus, each annual and semi-annual report, and proxy statements when necessary, to those addresses shared by two or more accounts. If you wish to receive individual and/or more copies of these documents, please call us at 1-800-728-8762 or write to us at Saturna Capital/Saturna Sustainable Funds, P.O. Box N, Bellingham, WA 98227. We will begin sending you individual copies 30 days after receiving your request.

If you are currently receiving multiple copies and wish to receive only one copy, please call us at 1-800-728-8762 or write to us at Saturna Capital/Saturna Sustainable Funds, P.O. Box N, Bellingham, WA 98227. We will begin sending you a single copy with subsequent report mailings.

Privacy Statement

At Saturna Capital and Saturna Investment Trust, we understand the importance of maintaining the privacy of your financial information. We want to assure you that we protect the confidentiality of any personal information that you share with us. In addition, we do not sell information about our current or former customers.

In the course of our relationship, we gather certain nonpublic information about you, including your name, address, investment choices, and account information. We do not disclose your information to unaffiliated third parties unless it is necessary to process a transaction; service your account; deliver your account statements, shareowner reports and other information; or as required by law. When we disclose information to unaffiliated third parties, we require a contract to restrict the companies’ use of customer information and from sharing or using it for any purposes other than performing the services for which they were required. We may share information within the Saturna Capital family of companies in the course of informing you about products or services that may address your investing needs.

We maintain our own technology resources to minimize the need for any third party services, and restrict access to information within Saturna. We maintain physical, electronic, and procedural safeguards to guard your personal information. If you have any questions or concerns about the security or privacy of your information, please call us at 1-800-728-8762.

Statement Regarding Liquidity Risk Management Program

The Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”) to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders.

Pursuant to the Liquidity Rule, the Trust, on behalf of the Funds, has adopted a liquidity risk management program (the “Program”) to govern the Trust’s approach to managing liquidity risk. The Program is overseen by Saturna Capital’s Liquidity Risk Committee, and the Program’s principal objectives include assessing, managing and periodically reviewing each Fund’s liquidity risk, based on factors specific to the circumstances of the Fund.

At a meeting of the Board held on December 17, 2019, the Trustees received a report addressing the operation of the Program and assessing its adequacy and effectiveness of implementation. It was reported to the Board that the assessment found that the Program was adequately designed and effective in achieving its objectives. Further, that review of the Program’s implementation evidenced substantial compliance with relevant policies and procedures.

May 31, 2021	Semi-Annual Report	27

www.saturnasustainable.com

1300 North State Street
Bellingham, WA 98225
www.saturna.com
1-800-728-8762

This report is issued for the information of the shareowners of the Funds. It is not authorized for distribution to prospective investors unless it is accompanied or preceded by an effective prospectus relating to the securities of the Funds. The Saturna Sustainable Funds are series of Saturna Investment Trust.

Saturna Brokerage Services, Distributor

This report is printed on paper with a minimum of 30% post-consumer fiber using soy-based inks. It is 100% recyclable.

BOISE
DEPOT

IDAHO TAX-EXEMPT FUND

Semi-Annual Report

May 31, 2021

Performance Summary (as of June 30, 2021)
Average Annual Returns (before any taxes paid by shareowners)

	1 Year	3 Year	5 Year	10 Year	15 Year	Expense Ratio

Idaho Tax-Exempt Fund	1.66%	3.85%	2.20%	2.93%	3.40%	0.72%	[1]

S&P Idaho Municipal Bond Index	4.62%	4.85%	3.19%	4.60%	4.68%	n/a

“Muni Single State Intermediate” Category Average[2]	2.50%	3.78%	2.16%	3.15%	3.45%	0.93%

Performance data quoted in this report represents past performance, is before any taxes payable by shareowners, and is no guarantee of future results. Current performance may be higher or lower than that stated herein. Performance current to the most recent month-end is available by calling toll-free 1-800-728-8762 or visiting www.idahotaxexemptfund.com. Average annual total returns are historical and include change in share value as well as reinvestment of dividends and capital gains, if any. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Please consider an investment’s objectives, risks, charges, and expenses carefully before investing. To obtain this and other important information about the Idaho Tax-Exempt Fund in a prospectus or summary prospectus, ask your financial adviser, visit www.idahotaxexemptfund.com, or call toll-free 1-800-728-8762. Please read the prospectus or summary prospectus carefully before investing.

A note about risk: See Notes to Financial Statements for a discussion of investment risks. For a more detailed discussion of the risks associated with the Fund, please see the Fund’s prospectus or summary prospectus.

[1]

By regulation, the expense ratio shown in this table is as stated in the Fund’s most recent prospectus, which is dated March 30, 2021, and incorporates results for the fiscal year ended November 30, 2020. The ratio presented in this table differs from expense ratios shown elsewhere in this report as they represent different fiscal periods.

[2]

Source: Morningstar June 30, 2021. Morningstar, Inc. is an independent fund performance monitor. Category returns are determined monthly from total returns by Morningstar, by category as determined by Morningstar. Category average expense ratios are determined by Morningstar from prospectus level data reported by funds in the category.

On the cover: View of Boise Train Depot in Boise, Idaho, USA, with flowers blooming in the foreground and blue sky in the background.

2	May 31, 2021	Semi-Annual Report

Fellow Shareowners:	July 20, 2021

On July 1, 2021, the state of Idaho ended its budget year with a record surplus of over $800 million, with May revenues $580 million ahead of forecast – the largest month for state revenue in Idaho history. Over the past year individual income taxes, sales taxes, and corporate income taxes have all come in ahead of forecasts. Surplus funds enabled Governor Brad Little to sign legislation for a tax cut of almost $400 million, as well as millions of dollars on infrastructure spending.1 Idaho’s willingness to maintain a balanced budget and take swift action to maintain that balance will drive good performance into the future.

Idaho State continues to benefit from favorable demographics. The latest census data shows that Idaho’s population grew by 16.5%, seeing the largest net migration of any state in the country from 2010-2020.2 The economic base of the state has diversified over the past decade by adding jobs in construction, technology, tourism, and health care. Employment has continued its good performance, relative to the rest of the country. Idaho’s official monthly unemployment rate, at 3% as of June 2021, is close to half of that of the national economy.3

In the fixed income markets, 2020 was marked by a great deal of volatility, especially in March. However, after the initial yield surge, corporate spreads tightened significantly, and Treasury yields declined. The first part of 2021 saw that that trend reverse, especially in the long end, spurred by the steepening Treasury curve. Elevated inflation expectations from a reopening economy drove a rise in yields, and the Federal Reserve indicated a tolerance for that inflation, reinforcing market sentiment. However, the June meeting of the Federal Reserve indicated that they would be keen to act on inflation. This comment shifted market expectations for future inflation and reversed some of the rise in yields seen earlier in the year.4

During these market movements, the Idaho Tax-Exempt Fund continued to benefit from lack of correlation to other asset classes including US Treasurys and corporate bonds. As of June 30, 2021, the Fund showed a positive return of 0.37%. The Fund has offered important diversification benefits, especially in the first half of 2021 when Treasurys and corporate bonds experienced rising rates. Treasurys saw their worst quarter in 40 years at the start of 2021, with the 30-year rising 77 basis points to 2.41%, in-line with pre-pandemic levels. Bloomberg’s long-duration US Treasury benchmark, an index that only includes US Treasurys with a duration of 10 years or more, experienced a decline of -13.51%. In stark contrast, the Fund returned -0.6% over the same period, showing a correlation with the Treasury index of only 0.46.

We continue to be vigilant for potential challenges spurred by an uneven economic rebound from the coronavirus pandemic, ongoing volatility in the bond market, and even the impacts of unusually extreme heat and drought in the state. Our security review and surveillance process emphasize selecting securities with strong balance sheets and financial flexibility. The COVID-19 crisis presented challenges that highlight the merits of conservative fiscal management. The Fund continues to offer discriminating investors the opportunity to invest in high-quality, tax-exempt securities in an exceptionally creditworthy state.

Respectfully,

(photo omitted)

Jane Carten MBA,

President

(photo omitted)

Elizabeth Alm CFA®,

Portfolio Manager

[1]

Corbin, Clark. Idaho begins new fiscal year eyeing record $800 million-plus budget surplus. Idaho Capital Sun, July 1, 2021. https://idahocapitalsun.com/2021/07/01/ idaho-begins-new-fiscal-year-eyeing-record-800-million-plus-budget-surplus/

[2]	Evaluation Estimates: 2020. United States Census Bureau, July 16, 2021. https://www.census.gov/programs-surveys/popest/technical-documentation/research/evaluation-estimates.html
[3]

Hartgen, Stephen. Idaho economy on a roll due to sound leadership. Idaho State Journal, June 25, 2021. https://www.idahostatejournal.com/opinion/columns/idaho-economy-on-a-roll-due-to-sound-leadership/article_6a751bac-68f6-515d-8ed0-ec5084eb101d.html

[4]

Global markets adapt to a change in the Federal Reserve’s tone. The Economist, June 20, 2021. https://www.economist.com/finance-and-economics/2021/06/20/global-markets-adapt-to-a-change-in-the-federal-reserves-tone

Semi-Annual Report	May 31, 2021	3

Performance Summary
Average Annual Returns (as of May 31, 2021)

	1 Year	5 Year	10 Year	Expense Ratio[1]

Idaho Tax-Exempt Fund	1.68%	2.43%	2.88%	0.72%

S&P Idaho Municipal Bond Index	4.90%	3.44%	4.63%	n/a

Growth of $10,000

Comparison of any mutual fund to a market index must be made bearing in mind that the Index is unmanaged and expense-free. Conversely, the fund will (1) be actively managed; (2) have an objective other than mirroring the index, such as limiting risk; (3) bear transaction and other costs; (4) stand ready to buy and sell its securities to shareowners on a daily basis; and (5) provide a wide range of services. The graph compares $10,000 invested in the Fund on May 31, 2011, to an identical amount invested in the Standard & Poor’s Idaho Municipal Bond Index, a broad-based index of Idaho municipal bond prices. The graph shows that an investment in the Fund would have risen to $13,290 versus $15,719 in the S&P Idaho Municipal Bond Index.

Past performance does not guarantee future results. The “Growth of $10,000” graph and “Average Annual Returns” performance table assume the reinvestment of dividends and capital gains. They do not reflect the deduction of taxes that a shareowner might pay on fund distributions or the redemption of fund shares.

[1]

By regulation, the expense ratio for the Fund shown in this table is as stated in the Fund’s most recent prospectus, which is dated March 30, 2021, and incorporates results for the fiscal year ended November 30, 2020. The ratio presented in this table differs from expense ratios shown elsewhere in this report as they represent different fiscal periods.

Fund Objective

Idaho Tax-Exempt Fund seeks to provide income free from federal income, federal alternative minimum, and Idaho state income taxes. Preservation of capital is a secondary objective.

Portfolio Diversification

	% of Total Net Assets

∎	General Obligations	45.9%
∎	State Education	16.6%
∎	Real Estate	8.8%
∎	Financial Services	4.2%
∎	Water Supply	3.5%
∎	Municipal Leases	3.4%
∎	Government Bonds	3.2%
∎	Pollution Control	2.3%
∎	Medical/Hospitals	2.2%
∎	Health Care Facilities	2.2%
∎	Transportation	1.5%
∎	Other assets (net of liabilities)	6.2%

Top 10 Holdings

% of Total Net Assets

Teton Co, ID SCD #401 Driggs (4.00% due 09/15/2035)	4.1%

Canyon Co ID SCD #134 Middleton (4.00% due 09/15/2028)	3.2%

Idaho Bond Bank Authority (4.00% due 09/15/2032)	3.1%

University of Idaho Revenue (5.00% due 04/01/2032)	3.0%

Idaho State Building Authority (5.00% due 09/01/2032)	2.9%

Nez Perce CO ISD #1 Lewiston (5.00% due 09/15/2029)	2.8%

Idaho Fish & Wildlife Foundation Rev (5.00% due 12/01/2033)	2.7%

Ada & Canyon Cos ID JSD #2 Meridian (5.00% due 08/15/2032)	2.7%

Twin Falls Co ID SCD #411 Series A (4.25% due 09/15/2030)	2.3%

Caribou Franklin Bannock JSD #148 (3.25% due 09/15/2035)	2.3%

4	May 31, 2021	Semi-Annual Report

Schedule of Investments			As of May 31, 2021

Tax-Exempt Municipal Bonds - 93.8%	Coupon / Maturity	Face Amount	Market Value	Percentage of Net Assets

Financial Services

Idaho Bond Bank Authority	4.00% due 09/15/2032	$405,000	$443,192	3.1%

Idaho Housing & Finance Rev	3.00% due 07/01/2036	165,000	166,154	1.1%

			609,346	4.2%

General Obligation

Ada & Canyon Cos ID JSD #2 Meridian	5.00% due 08/15/2032	325,000	384,679	2.7%

Ada & Canyon Cos ID JSD #3 Kuna	4.00% due 09/15/2027	100,000	119,745	0.8%

Boise City ID Independent SD	3.00% due 08/01/2038	100,000	104,743	0.7%

Bonneville & Bingham Cos JSD #93	5.00% due 09/15/2031	200,000	212,255	1.5%

Bonneville & Bingham Cos JSD #93	5.00% due 09/15/2029	250,000	265,352	1.8%

Bonneville Co ID SCD #91	4.00% due 09/15/2026	15,000	15,732	0.1%

Bonneville Co ID SCD #91	4.00% due 09/15/2026	35,000	36,639	0.2%

Bonneville Co ID SCD #91	3.75% due 09/15/2032	285,000	298,253	2.1%

Boundary County ID SCD #101	4.00% due 08/15/2021	240,000	241,900	1.7%

Canyon Co ID SCD #134 Middleton	4.00% due 09/15/2028	400,000	458,463	3.2%

Canyon Co ID SCD #135 Notus	3.25% due 09/15/2031	290,000	316,507	2.2%

Canyon Co ID SCD #135 Notus	3.25% due 09/15/2032	170,000	184,868	1.2%

Canyon Co ID SCD #139 Vallivue	5.00% due 09/15/2024	260,000	276,001	1.9%

Caribou Franklin Bannock JSD #148	3.25% due 09/15/2035	300,000	333,160	2.3%

Cassia Oneida Twin Falls JSD #151	3.375% due 09/15/2034	160,000	168,897	1.2%

College of Western ID Annual Approp	4.00% due 10/01/2027	125,000	148,364	1.0%

Kootenai Co ID SCD # 271 UNREF	4.00% due 09/15/2025	125,000	131,064	0.9%

Kootenai Co ID SCD #271 PREREF	4.00% due 09/15/2025	40,000	41,925	0.3%

Kootenai Co ID SCD #273	4.00% due 08/15/2031	265,000	302,463	2.1%

Kootenai-Shoshone ID Area Libraries	4.25% due 08/01/2021	220,000	221,502	1.5%

Latah Co ID SCD #281 Moscow Ser B	4.00% due 08/15/2027	100,000	108,123	0.7%

Latah Co ID SCD #281 Moscow Ser B	4.00% due 08/15/2028	200,000	216,200	1.5%

Madison Co. Id. SDC #321	5.00% due 09/15/2035	250,000	312,914	2.2%

Owyhee & Canyon Co. # 363 Marsing	4.00% due 09/15/2035	150,000	174,305	1.2%

Teton Co, ID SCD #401 Driggs	4.00% due 09/15/2035	500,000	590,744	4.1%

Twin Falls Co ID SCD #411 Series A	4.00% due 09/15/2027	170,000	190,493	1.3%

Twin Falls Co ID SCD #411 Series A	4.25% due 09/15/2030	300,000	338,614	2.3%

Twin Falls Co ID SCD #411 Series B	4.75% due 09/15/2039	200,000	229,009	1.6%

Valley & Adams Cos ID JSD #421	3.00% due 08/01/2026	220,000	226,259	1.6%

			6,649,173	45.9%

Government Bonds

Idaho St Bldg Auth Health & Welfare	5.00% due 09/01/2043	25,000	30,667	0.2%

Idaho St Health Facs Auth	4.00% due 09/01/2045	265,000	310,403	2.1%

Idaho St Hsg & Fin Assn	5.00% due 07/15/2037	100,000	126,865	0.9%

			467,935	3.2%

Health Care Facilities

Idaho Health Faci Auth Hos Rev	5.00% due 12/01/2047	260,000	316,232	2.2%

			316,232	2.2%

Medical/Hospitals

Idaho Health Rev Trinity Health Grp	3.25% due 12/01/2028	300,000	325,647	2.2%

			325,647	2.2%

Continued on next page.

Semi-Annual Report	May 31, 2021	5

Schedule of Investments				As of May 31, 2021

Tax-Exempt Municipal Bonds - 93.8%	Coupon /Maturity	Face Amount	Market Value	Percentage of Net Assets

Municipal Leases

Idaho Falls ID COPs	4.00% due 09/15/2028	$260,000	$311,741	2.2%

Idaho Falls ID COPS	4.00% due 09/15/2038	150,000	179,315	1.2%

			491,056	3.4%

Pollution Control

Idaho Bond Bank Authority	4.30% due 09/01/2022	20,000	20,061	0.1%

Idaho Bond Bank Authority	4.00% due 09/15/2032	130,000	152,703	1.1%

Idaho Bond Bank Authority	4.00% due 09/15/2033	135,000	158,170	1.1%

			330,934	2.3%

Real Estate

Idaho Fish & Wildlife Foundation Rev	5.00% due 12/01/2033	320,000	397,657	2.7%

Idaho Fish & Wildlife Foundation Rev	4.00% due 12/01/2036	200,000	237,075	1.7%

Idaho State Building Authority	5.00% due 09/01/2031	200,000	212,211	1.5%

Idaho State Building Authority	5.00% due 09/01/2032	400,000	424,424	2.9%

			1,271,367	8.8%

State Education

Boise State University ID Revenue	5.00% due 04/01/2028	125,000	145,122	1.0%

Boise State University ID Revenue	5.00% due 04/01/2032	160,000	191,246	1.3%

Idaho State University Revenue	4.00% due 04/01/2027	170,000	195,540	1.4%

Idaho State University Revenue	4.00% due 04/01/2030	245,000	278,678	1.9%

Idaho State University Revenue	3.00% due 04/01/2031	250,000	262,734	1.8%

Jefferson & Madison Cos. ID SCD#251	5.00% due 09/15/2028	100,000	128,890	0.9%

Nez Perce CO ISD #1 Lewiston	5.00% due 09/15/2029	330,000	410,283	2.8%

North Idaho College Dormitory Rev	4.00% due 11/01/2030	285,000	319,650	2.2%

University of Idaho Revenue (Defeased)	5.00% due 04/01/2032	30,000	31,199	0.3%

University of Idaho Revenue	5.00% due 04/01/2032	425,000	440,309	3.0%

			2,403,651	16.6%

Transportation

Boise ID Airport Park Fac Rev	3.00% due 09/01/2028	210,000	211,242	1.5%

			211,242	1.5%

Water Supply

Payette Lakes Rec Wtr & Swr Rev	4.00% due 08/01/2032	195,000	223,116	1.5%

Payette Lakes Rec Wtr & Swr Rev	4.00% due 08/01/2034	255,000	290,575	2.0%

			513,691	3.5%

Total investments	(Cost $12,816,625)		$13,590,274	93.8%

Other assets (net of liabilities)			900,025	6.2%

Total net assets			$14,490,299	100.0%

6	May 31, 2021	Semi-Annual Report	The accompanying notes are an integral part of these financial statements.

Bond Quality Diversification

	% of Total Net Assets

∎	AAA	33.6%
∎	AA+	18.9%
∎	AA	12.4%
∎	AA-	12.2%
∎	A+	9.9%
∎	A	6.1%

∎	Not Rated	0.7%

∎	Other Assets (net of liabilities)	6.2%

Credit ratings are the lesser of S&P Global Ratings or Moody’s Investors Service. If neither S&P nor Moody’s rate a particular security, that security is categorized as not rated (except for US Treasury securities and securities issued or backed by US agencies which inherit the credit rating for the US government). Ratings range from AAA (highest) to D (lowest). Bonds rated BBB or above are considered investment grade. Credit ratings BB and below are lower-rated securities (junk bonds). Ratings apply to the creditworthiness of the issuers of the underlying securities and not the Fund or its shares. Ratings may be subject to change.

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	May 31, 2021	7

Statement of Assets and Liabilities

As of May 31, 2021

Assets

Investments in securities, at value (Cost $12,816,625)	$13,590,274

Cash	785,868

Interest receivable	128,715

Prepaid expenses	2,481

Other assets	801

Total assets	14,508,139

Liabilities

Accrued advisory fees	6,112

Distributions payable	2,896

Payable for Fund shares redeemed	2,165

Accrued Chief Compliance Officer expenses	1,200

Accrued audit expenses	1,174

Accrued trustee expenses	1,087

Accrued legal expenses	922

Accrued printing fees	915

Accrued other operating expenses	742

Accrued postage	569

Accrued retirement plan custody fee	58

Total liabilities	17,840

Net assets	$14,490,299

Analysis of net assets

Paid-in capital (unlimited shares authorized, without par value)	$13,777,482

Total distributable earnings	712,817

Net assets applicable to Fund shares outstanding	$14,490,299

Fund shares outstanding	2,576,841

Net asset value, offering and redemption price per share	$5.62

Statement of Operations

Period ended May 31, 2021

Investment income

Interest income	$181,988

Total investment income	181,988

Expenses

Investment advisory fees	36,419

Audit fees	3,776

Legal fees	1,793

Chief Compliance Officer expenses	1,549

Other expenses	1,021

Printing and postage expenses	910

Transfer agent fees	890

Trustee fees	842

Filing and registration fees	691

Custodian fees	304

Retirement plan custodial fees	62

Total gross expenses	48,257

Less transfer agent fees waived	(890)

Less custodian fee credits	(304)

Net expenses	47,063

Net investment income	$134,925

Net realized gain from investments	$23,254

Net decrease in unrealized appreciation on investments	(93,960)

Net loss on investments	$(70,706)

Net increase in net assets resulting from operations	$64,219

8	May 31, 2021	Semi-Annual Report	The accompanying notes are an integral part of these financial statements.

Statement of Changes of Net Assets	Period ended May 31, 2021	Year ended November 30, 2020

Increase (decrease) in net assets from operations

From operations

Net investment income	$134,925	$260,829

Net realized gain on investment	23,254	3,912

Net increase (decrease) in unrealized appreciation	(93,960)	253,795

Net increase in net assets	64,219	518,536

Distributions to shareholders	(134,913)	(260,790)

Capital share transactions

Proceeds from sales of shares	883,546	1,747,848

Value of shares issued in reinvestment of dividends	115,940	219,377

Cost of shares redeemed	(1,418,314)	(731,875)

Total capital share transactions	(418,828)	1,235,350

Total increase (decrease) in net assets	(489,522)	1,493,096

Net assets

Beginning of period	14,979,821	13,486,725

End of period	$14,490,299	$14,979,821

Shares of the Fund sold and redeemed

Number of shares sold	157,183	311,367

Number of shares issued in reinvestment of dividends	20,640	39,076

Number of shares redeemed	(252,111)	(130,816)

Net increase (decrease) in number of shares outstanding	(74,288)	219,627

Financial Highlights	For period ended		For the year ended November 30,

Selected data per share of outstanding capital stock throughout each period:	May 31, 2021	2020	2019	2018	2017	2016

Net asset value at beginning of period	$5.65	$5.55	$5.28	$5.37	$5.29	$5.48

Income from investment operations

Net investment income	0.05	0.10	0.11	0.12	0.13	0.14

Net gains (losses) on securities (both realized and unrealized)	(0.03)	0.10	0.27	(0.09)	0.08	(0.19)

Total from investment operations	0.02	0.20	0.38	0.03	0.21	(0.05)

Less distributions

Dividends (from net investment income)	(0.05)	(0.10)	(0.11)	(0.12)	(0.13)	(0.14)

Distributions (from capital gains)	-	-	-	-	-	(0.00	)A

Total distributions	(0.05)	(0.10)	(0.11)	(0.12)	(0.13)	(0.14)

Net asset value at end of period	$5.62	$5.65	$5.55	$5.28	$5.37	$5.29

Total returnB	0.39%	3.67%	7.30%	0.51%	3.90%	(0.95)%

Ratios / supplemental data

Net assets ($000), end of period	$14,490	$14,490	$13,487	$13,554	$17,474	$17,997

Ratio of expenses to average net assets

Before transfer agent fee waiver and custodian fee creditsC	0.66%	0.72%	0.69%	0.68%	0.67%	0.67%

After transfer agent fee waiverC	0.65%	0.71%	0.67%	0.67%	0.66%	0.66%

After transfer agent fee waiver and custodian fee creditsC	0.65%	0.71%	0.67%	0.67%	0.65%	0.65%

Ratio of net investment income after fee waiver and custodian credits to average net assetsC	1.85%	1.82%	2.07%	2.20%	2.33%	2.54%

Portfolio turnover rateB	3%	5%	4%	13%	20%	15%

A	Amount is less than $0.01.
B	Not annualized for periods less than one year.
C	Annualized for periods less than one year.

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	May 31, 2021	9

Notes To Financial Statements

Note 1 – Organization

Saturna Investment Trust (the “Trust”) was established under Washington State Law as a business trust on February 20, 1987. The Trust is registered as an open-end, diversified management company under the Investment Company Act of 1940, as amended. In addition to Idaho Tax-Exempt Fund (the “Fund”), eight portfolios have been created to date: Sextant Short-Term Bond Fund, Sextant Bond Income Fund, Sextant Core Fund, Sextant Global High Income Fund, Sextant Growth Fund, Sextant International Fund, Saturna Sustainable Equity Fund, and Saturna Sustainable Bond Fund (each, a “Fund”, and collectively, the “Funds”). The other eight portfolios are distributed through separate prospectuses and the results of those Funds are contained in separate reports.

The Idaho Tax-Exempt Fund was first authorized to sell shares of beneficial interest on September 4, 1987.

The Fund is an investment company and accordingly follows the investment accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies.”

Investment risks:

The value of Fund shares rises and falls as the value of the bonds in which the Fund invests goes up and down. The risks inherent in the Fund depend primarily on the terms and quality of the obligations in the Fund’s portfolio, as well as on market conditions. When interest rates rise, bond prices fall. When interest rates fall, bond prices go up. Bonds with longer maturities, such as those held by the Fund, usually are more sensitive to interest rate changes than bonds with shorter maturities. Only consider investing in the Fund if you are willing to accept the risk that you may lose money.

The Fund entails credit risk, which is the possibility that a bond will not be able to pay interest or principal when due. If the credit quality of a bond is perceived to decline, investors will demand a higher yield, which means a lower price on that bond to compensate for the higher level of risk. If a security held by the Fund defaults on payment of interest or principal, the Fund’s income, ability to preserve capital, and liquidity would all be adversely affected.

Fund investments are susceptible to factors adversely affecting Idaho, such as political, economic, and financial trends unique to this relatively small state. Investing only in Idaho bonds means that the Fund’s investments are more concentrated than other mutual funds, and relatively few bond price changes may lead to underperformance compared to investments selected in greater number and/or from a wider universe.

The Fund is vulnerable to income tax rate changes, either at the Idaho or federal level, since part of municipal securities’ value is derived from the recipient’s ability to exclude interest payments from taxation.

Note 2 – Unaudited Information

The information in this interim report has not been subjected to independent audit.

Note 3 – Significant Accounting Policies

The following is a summary of the significant accounting policies, in conformity with accounting principles generally accepted in the United States of America, which are consistently followed by the Fund in the preparation of its financial statements.

Security valuation:

Debt securities are valued using bid-side valuations provided by an independent service. The service determines valuations using factors such as yields or prices of bonds of comparable quality, type of issue, coupon maturity, ratings, trading activity, and general market conditions. In the absence of a valuation from an independent service for a security, a fair value for such security is determined in good faith by or under the direction of the Board of Trustees.

Security transactions are recorded on trade date. Realized gains and losses on sales of securities are recorded on the identified cost basis.

Share valuation:

The net asset value (“NAV”) per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash and other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Fund, rounded to the nearest cent. The Fund’s shares are not priced or traded on days the New York Stock Exchange is closed. The NAV is the offering and redemption price per share.

The Trustees have adopted certain policies and procedures with respect to frequent trading of Fund shares. The Fund is intended for long-term investment and does not permit rapid trading of its shares. The Fund cannot always identify all intermediaries, or detect or prevent trading that violates the Frequent Trading Policy through intermediaries or omnibus accounts.

Fair value measurements:

Accounting Standards Codification (ASC) 820 establishes a three-tier framework for measuring fair value based on a hierarchy of inputs. The hierarchy distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s investments and are summarized below.

Level 1 —	Unadjusted quoted prices in active markets for identical assets or liabilities that the Trust has the ability to access.

Level 2 —

Observable inputs other than quoted prices in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3 —

Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Trust’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

10	May 31, 2021	Semi-Annual Report

Notes To Financial Statements (continued)

The following table is a summary of the inputs used as of May 31, 2021, in valuing the Fund’s investments carried at value.

Fair Value Inputs	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input	Total

Municipal Bonds[1]	$-	$13,590,274	$-	$13,590,274

Total Assets	$-	$13,590,274	$-	$13,590,274

¹	See Schedule of Investments for industry breakout.

During the period ended May 31, 2021, no Fund had transfers between Level 1, Level 2 or Level 3.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

Income taxes:

The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and to make the requisite distributions of income and capital gains to its shareowners sufficient to relieve it from all or substantially all federal income taxes. As the Fund intends to meet requirements for tax-exempt income dividends, and the requirements of the Idaho Department of Revenue for income dividends exempt from Idaho state income tax, no income tax provisions are required.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2017 – 2019), or expected to be taken in the Fund’s 2020 tax return. The Fund identifies its major tax jurisdiction as US federal and foreign jurisdictions where the Fund makes significant investments; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

Reclassification of capital accounts:

Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting.

As of November 30, 2020, there were no reclassifications to the capital accounts.

Distributions to shareowners:

The Fund’s dividends to shareowners from net investment income are paid daily and distributed on the last business day of each month.

Distributions of capital gains, if any, are made at least annually and as required to comply with federal excise tax requirements. Distributions to shareowners are determined in accordance with income tax regulations and are recorded on the ex-dividend date. Dividends are paid in shares of the Fund, at the net asset value on the payable date. Shareowners may elect to take distributions in cash if they total $10 or more.

Use of estimates:

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

LIBOR Transition Risk:

The United Kingdom’s Financial Conduct Authority announced a phase out of the London Interbank Offered Rate (“LIBOR”) by the end of 2021, and it is expected that LIBOR will cease to be published after that time.

The Fund may be exposed to financial instruments tied to LIBOR to determine payment obligations, financing terms, hedging activities, or investment value. The transition process away from LIBOR might lead to increase volatility and illiquidity in markets for, and reduce the effectiveness of new hedges placed against, instruments whose term currently include LIBOR. The ultimate effect of the LIBOR transition process on the Fund is uncertain.

Semi-Annual Report	May 31, 2021	11

Notes To Financial Statements (continued)

Other:

Interest income is recognized on an accrual basis. Premiums on securities purchased are amortized and discounts are accreted using the yield to maturity method over the lives of the respective securities or where applicable, to the first call date of the securities.

Recent Accounting Pronouncement:

In August 2018, FASB issued Accounting Standards Update No. 2018-13, “Fair Value Measurement (Topic 820: Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement” (“ASU 2018-13”). ASU 2018-13 eliminates the requirement to disclose the amount of and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the timing of transfers between levels of the fair value hierarchy and the valuation processes for Level 3 fair value measurements. ASU 2018-13 will require the need to disclose the range and weighted average used to develop significant unobservable inputs for Level 3 fair value measurements and the changes in unrealized gains and losses for recurring Level 3 fair value measurements. ASU 2018-13 will also require that information is provided about the measurement uncertainty of Level 3 fair value measurements as of the reporting date. The guidance is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019, and allows for early adoption of either the entire standard or only the provisions that eliminate or modify the requirements. Management has elected to adopt early the provisions that eliminate the disclosure requirements. Management is still currently evaluating the impact of applying the rest of the guidance.

Note 4 – Transactions with Affiliated Persons

Under a contract approved by shareowners on September 28, 1995 and reviewed and approved annually by the Trust’s Board of Trustees, including those Trustees who are not parties to the contract or “interested persons” (as defined in the Investment Company Act of 1940) of such parties or the Trust (the “Independent Trustees”), Saturna Capital Corporation (“Saturna Capital”) provides investment advisory services and certain other administrative and distribution services to conduct the Fund’s business. For such services, the Fund pays an annual fee equal to 0.50% of its average daily net assets. For the fiscal period ended May 31, 2021, the Fund incurred advisory fee expenses of $36,419.

Expenses incurred by the Trust on behalf of the Fund (e.g., legal fees) are allocated to the Fund and the other Funds of the Trust on the basis of relative daily average net assets.

Saturna Capital also acts as transfer agent for the Fund, for which it did not receive any compensation during the fiscal year ended November 30, 2020. Saturna Capital has voluntarily elected to waive the transfer agent fee through November 30, 2021, to reduce the Fund’s operating expenses. Such fees, had they been charged, would have totaled $890.

Saturna Brokerage Services, Inc. (“SBS”), a discount brokerage and subsidiary of Saturna Capital, is registered as a broker-dealer and acts as distributor for the Fund.

Saturna Trust Company (“STC”), a subsidiary of Saturna Capital, acts as a retirement plan custodian for Fund shareowners. For the fiscal period ended May 31, 2021, the Fund incurred retirement plan custodial fees of $62.

Mrs. Jane Carten serves as a trustee and president of the Trust. She is also a director and the president of Saturna Capital and Saturna Trust Company. She is not compensated by the Trust. For the fiscal period ended May 31, 2021, the Trust paid trustee compensation expenses of $22,750 which is included in the $25,805 of total expenses incurred for the independent Trustees. The Fund’s allocation of these expenses was $842.

The officers of the Trust are paid by Saturna Capital, not the Trust, except the Chief Compliance Officer, who is partially compensated by the Trust. For the fiscal period ended May 31, 2021, the Fund’s allocation of these expenses was $1,549.

On May 31, 2021, the trustees, officers, and their immediate families as a group directly or indirectly owned 17.46% of the outstanding shares of the Fund.

Note 5 – Distributions to Shareowners

The tax characteristics of distributions paid during the fiscal periods ended May 31, 2021, and November 30, 2020, were as follows:

	Period ended May 31, 2021	Year ended November 30, 2020
Tax-exempt income	$134,913	$260,597

Taxable income	$-	$193

Note 6 – Federal Income Taxes

The cost basis of investments for federal income tax purposes as of May 31, 2021 were as follows:

Cost of investments	$12,816,625

Gross unrealized appreciation	$787,408

Gross unrealized depreciation	$(13,759)

Net unrealized appreciation	$773,649

As of November 30, 2020, the components of distributable earnings on a tax basis were as follows:

Undistributed tax exempt income	$3,859

Accumulated capital loss	$(87,957)

Unrealized appreciation	$867,609

Total accumulated earnings	$783,511

As of November 30, 2020, the Fund had capital loss carryforwards as follows, subject to regulation.

	Carryforward	Expiration

Short-term loss carryforward	$ 55,441	Unlimited

Long-term loss carryforward	$ 32,516	Unlimited

$ 87,957

Note 7 – Investments

During the period ended May 31, 2021, the Fund purchased $504,618 of securities and sold/matured $442,091 of securities.

12	May 31, 2021	Semi-Annual Report

Notes To Financial Statements (continued)

Note 8 – Custodian

Under the agreement in place with UMB Bank, custody fees are reduced by credits for cash balances. Such reduction for the period ended May 31, 2021, amounted to $304.

Note 9 – COVID-19 Pandemic

The COVID-19 pandemic has adversely impacted global commercial activity and contributed to significant volatility in global equity and debt markets. The pandemic has resulted in quarantines, stay at home orders, travel prohibitions and closures, disrupting supply chains and economic activity. The duration of the pandemic’s effects remain uncertain and difficult to assess. The effects of the pandemic may adversely impact the fund’s performance and its ability to achieve its investment objective.

Note 10 – Subsequent Events

In preparing these financial statements, the Funds have evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued.

There were no other events or transactions during the period that materially impacted the amounts or disclosures in the Funds’ financial statements.

Semi-Annual Report	May 31, 2021	13

Expenses

All mutual funds have operating expenses. As an Idaho Tax-Exempt Fund shareowner, you incur ongoing costs, including management fees and other fund expenses such as shareowner reports (like this one). Operating expenses, which are deducted from a fund’s gross earnings, directly reduce the investment return of a fund. Mutual funds (unlike other financial investments) only report their results after deduction of operating expenses.

With the Idaho Tax-Exempt Fund, unlike many mutual funds, you do not incur sales charges (loads) on purchases, reinvested dividends, or other distributions. You do not incur redemption fees or exchange fees. You may incur fees related to extra services requested by you for your account, such as bank wires. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Example

The following example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (December 1, 2020, to May 31, 2021).

Actual Expenses

The first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you have invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. The Fund may charge for extra services (such as domestic bank wires, international bank wires, or overnight courier delivery of redemption checks) rendered on request, which you may need to estimate to determine your total expenses.

Hypothetical Example for Comparison Purposes

The second line provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio (based on the last six months) and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareowner reports of other mutual funds. You may wish to add other fees that are not included in the expenses shown in the table, such as charges for extra services like bank wires.

Please note that the expenses shown are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees (note that the Idaho Tax-Exempt Fund does not charge any such transactional costs). Therefore, the “Hypothetical” line is useful in comparing ongoing costs only, and may not help you determine the relative total costs of owning different funds.

	Beginning Account Value [December 1, 2020]	Ending Account Value [May 31, 2021]	Expenses Paid During Period[1]	Annualized Expense Ratio

Actual	$1,000.00	$1,003.90	$3.23	0.65%

Hypothetical (5% return before expenses)	$1,000.00	$1,021.71	$3.26	0.65%

[1]

Expenses are equal to Idaho Tax-Exempt Bond Fund’s annualized expense ratio of 0.65% (based on the most recent semi-annual period of December 1, 2020 through May 31, 2021) multiplied by the average account value over the period multiplied by 182/365 (to reflect the one-half year period).

14	May 31, 2021	Semi-Annual Report

Availability of Quarterly Portfolio Information

(1)

The Idaho Tax-Exempt Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Previously, this information was filed on Form N-Q.

(2)	The Fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.

(3)	The Fund makes a complete schedule of portfolio holdings after the end of each month available at www.idahotaxexemptfund.com.

Availability of Proxy Voting Information

(1)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (a) without charge, upon request, by calling Saturna Capital at 1-800-728-8762; (b) on the Fund’s website at www. idahotaxexemptfund.com; and (c) on the SEC’s website at www. sec.gov.

(2)

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (a) without charge, upon request, by calling Saturna Capital at 1-800-728-8762; (b) on the Fund’s website at www. idahotaxexemptfund.com; and (c) on the SEC’s website at www. sec.gov.

Householding Policy

To reduce expenses, we may mail only one copy of the Fund’s prospectus, each annual and semi-annual report, and proxy statement when necessary, to those addresses shared by two or more accounts. If you wish to receive individual and/or more copies of these documents, please call us at 1-800-728-8762 or write to us at Saturna Capital/Idaho Tax-Exempt Fund, P.O. Box N, Bellingham, WA 98227. We will begin sending you individual copies 30 days after receiving your request.

If you are currently receiving multiple copies and wish to receive only one copy, please call us at 1-800-728-8762 or write to us at Saturna Capital/Idaho Tax-Exempt Fund, P.O. Box N, Bellingham, WA 98227. We will begin sending you a single copy with subsequent report mailings.

Statement Regarding Liquidity Risk Management Program

The Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”) to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders.

Pursuant to the Liquidity Rule, the Trust, on behalf of the Funds, has adopted a liquidity risk management program (the “Program”) to govern the Trust’s approach to managing liquidity risk. The Program is overseen by Saturna Capital’s Liquidity Risk Committee, and the Program’s principal objectives include assessing, managing and periodically reviewing each Fund’s liquidity risk, based on factors specific to the circumstances of the Fund.

At a meeting of the Board held on December 17, 2019, the Trustees received a report addressing the operation of the Program and assessing its adequacy and effectiveness of implementation. It was reported to the Board that the assessment found that the Program was adequately designed and effective in achieving its objectives. Further, that review of the Program’s implementation evidenced substantial compliance with relevant policies and procedures.

Privacy Statement

At Saturna Capital and the Idaho Tax-Exempt Fund, we understand the importance of maintaining the privacy of your financial information. We want to assure you that we protect the confidentiality of any personal information that you share with us. In addition, we do not sell information about our current or former customers.

In the course of our relationship, we gather certain nonpublic information about you, including your name, address, investment choices, and account information. We do not disclose your information to unaffiliated third parties unless it is necessary to process a transaction; service your account; deliver your account statements, shareowner reports and other information; or as required by law. When we disclose information to unaffiliated third parties, we require a contract to restrict the companies’ use of customer information and from sharing or using it for any purposes other than performing the services for which they were required.

We may share information within the Saturna Capital family of companies in the course of informing you about products or services that may address your investing needs.

We maintain our own technology resources to minimize the need for any third party services, and restrict access to information within Saturna. We maintain physical, electronic, and procedural safeguards to guard your personal information. If you have any questions or concerns about the security or privacy of your information please call us at 1-800-728-8762.

Semi-Annual Report	May 31, 2021	15

SATURNA CAPITAL

1300 North State Street
Bellingham, WA 98225
www.saturna.com
1-800-728-8762

This report is issued for the information of the shareowners of the Idaho Tax-Exempt Fund. It is not authorized for distribution to prospective investors unless it is accompanied or preceded by an effective prospectus relating to the securities of the Fund, a series of Saturna Investment Trust.

Saturna Brokerage Services, Distributor

Item 2. Code of Ethics

Registrant has adopted a code of ethics that applies to the registrant's principal executive officer and principal financial officer or persons performing similar functions, which is included with this submission as Exhibit (a)(1) and posted on the Funds' Internet websites at www.sextantfunds.com, www.saturnasustainable.com, and www.idahotaxexemptfund.com. Requests may also be made via telephone at 1-800-728-8762, and will be processed within one business day of receiving such request.

Item 3. Audit Committee Financial Expert

Not applicable.

Item 4. Principal Accountant Fees and Services

Not applicable.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Investments

(a) The Schedule of Investments is fully answered in Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

Not applicable.

Item 11. Controls and Procedures

(a) Internal control over financial reporting is under the supervision of the principal executive and financial officers. On June 4, 2021, Mrs. Jane Carten (President) and Mr. Christopher Fankhauser (Treasurer) reviewed the internal control procedures for Saturna Investment Trust and found them reasonable and adequate.

(b) No change.

Item 12. Exhibits

Exhibits included with this filing:

(a)(1) Code of Ethics.

(a)(2) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is filed and attached hereto as Exhibit 99.906CERT.

(c) Registrant's Rule 30e-3 Notices pursuant to Item 1(b) of Form N-CSR. Attached hereto as EX-99.30e-3Notice.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SATURNA INVESTMENT TRUST

By:

/s/ Jane Carten, President
Signature and Title

Jane Carten, President
Printed name and Title

July 30, 2021
Date

Pursuant to the requirements of the Securities Exchange Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities indicated.

By:

/s/ Jane Carten, President
Signature and Title

Jane Carten, President
Printed name and Title

July 30, 2021
Date

By:

/s/ Christopher Fankhauser, Treasurer
Signature and Title

Christopher Fankhauser, Treasurer
Printed name and Title

July 30, 2021
Date